UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Markets

Navigator Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Markets Navigator Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Global Markets Navigator Index™ (the “Index”). The Index is comprised of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. The Index is constructed using a proprietary methodology developed by the index provider, and is rebalanced at least monthly. The Fund’s performance may not match, and may vary substantially from, that of the Index. There can be no assurance that the methodology used by the index provider in constructing the Index will correctly forecast certain risks or make effective tactical decisions, and the Fund’s attempt to track this Index may cause it to underperform general securities markets and/or other asset classes. Derivative instruments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. Because the Fund may concentrate its investments in an industry (only in the event that an industry represents 20% or more of the Fund’s index), the Fund may be subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

The “GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by the Investment Adviser in connection with the Fund. As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the Fund. The Index was created by GS & Co. It is calculated by a third party calculation agent, Structured Solutions AG, and data is available to GSAM and other subscribers.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE GOLDMAN SACHS GLOBAL MARKETS NAVIGATOR INDEX (THE “INDEX”) OR THE FUND TO PERFORM AS INTENDED. GOLDMAN, SACHS & CO.’S RELATIONSHIP TO THE FUND, IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF GOLDMAN, SACHS & CO. AND OF THE INDEX WHICH WAS DEVELOPED BY GOLDMAN, SACHS & CO. AND IS CALCULATED BY GOLDMAN, SACHS & CO.’S AGENTS WITHOUT REGARD TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND OR GOLDMAN, SACHS & CO. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES NOR AGENTS (INCLUDING ANY CALCULATION AGENT) HAS ANY OBLIGATION TO TAKE THE NEEDS OF GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P.) IS RESPONSIBLE FOR NOR HAS IT, IN SUCH CAPACITY, OR HAVE THEY PARTICIPATED IN THE DETERMINATION OF THE OFFERING PRICES AND THE AMOUNT OF THE SHARES OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SHARES OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE OFFERING OR REDEMPTION PRICE PER SHARE OF THE FUND. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P. ) HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR RELATING THERETO OR THAT THE FUND OR THE INDEX IS SUITABLE FOR ANY INVESTOR, AND GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTWITHSTANDING THE FOREGOING, GOLDMAN SACHS ASSET MANAGEMENT, L.P. SERVES AS THE INVESTMENT ADVISER FOR THE FUND AND IT IS ACKNOWLEDGED THAT IT MAY BE SUBJECT TO CERTAIN LIABILITIES FOR ITS ACTIONS IN RESPECT OF THE FUND IN SUCH CAPACITY.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 13.57%. This return compares to the 16.34% average annual total return of the Fund’s benchmark, the GS Global Markets Navigator Index (the “Index”), during the same time period. A blended index, comprised 60% of the Standard & Poor’s® 500 Indexa (the “S&P® 500 Index”) (with dividends reinvested) and 40% of the Barclays U.S. Aggregate Bond Indexb (with dividends reinvested), generated an average annual total return of 17.57% during the same time period. The S&P® 500 Index and the Barclays U.S. Aggregate Bond Index generated average annual total returns of 32.39% and -2.02%, respectively, during the same time period.

For the period since inception on October 16, 2013 through December 31, 2013, the Fund’s Institutional Shares generated a cumulative total return of 3.17% compared to the 3.49% cumulative return of the GS Global Markets Navigator Index. The blended index comprised 60% of the Standard & Poor’s® 500 Index (with dividends reinvested) and 40% of the Barclays U.S. Aggregate Bond Index (with dividends reinvested) generated a cumulative total return of 5.54% during the same time period. The S&P® 500 Index and the Barclays U.S. Aggregate Bond Index generated cumulative total returns of 9.34% and 0.03%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility was 8.74%, less than the S&P® 500 Index’s annualized volatility of 10.91% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

U.S. equities began the Reporting Period with a strong rally. European equity markets also rose early in the Reporting Period, despite a banking crisis in Cyprus and economic contraction through much of the region. The Japanese equity market extended its strong rally from 2012 on the hope that the aggressive stimulus plans of Prime Minister Shinzo Abe’s government would indeed promote economic growth and inflation.

In mid-May 2013, Federal Reserve (“Fed”) Chair Ben Bernanke announced the potential tapering of the pace of the Fed’s quantitative easing asset purchases, which led to a virtual halt in the broad global equity market rally. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

[a]	The S&P® 500 Index is the Standard & Poor’s 500 Composite Stock Prices Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[b]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering its asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Amidst this better economic news, the S&P® 500 Index made record highs in December 2013.

Meanwhile, as late as December 2013, equity markets in Japan and Europe also posted fresh highs. Japan’s Nikkei 225 Stock Averagec closed the calendar year at a six-year high, as its big government stimulus program appeared to be working. The yen depreciated 22% against the U.S. dollar during the year 2013, and Japan’s consumer price index steadily increased through the fourth quarter of 2013, boosting confidence that Japan’s economy was on a path to achieve its inflation target of 2%. Germany’s Xetra Daxd also reached a new high in December 2013, as European equity markets continued to benefit from the ECB’s commitment to easy monetary policy and as economic growth returned to the region.

In the global fixed income markets at the beginning of the Reporting Period, risk appetite was generally positive. Spread, or non-U.S. Treasury, fixed income sectors rallied. Government bond yields increased overall. However, during February 2013, the markets reversed course, primarily on worries about U.S. fiscal policy gridlock and Italy’s elections. In March 2013, Cyprus’ bailout by Euro-area finance ministers raised the prospect of a tax on bank deposits, prompting fears of a more widespread run on European banks. Investors grew more defensive, and government bond yields declined. Spread sectors remained relatively firm.

U.S. economic data strengthened in the second quarter of 2013, led by strong housing market data and improved employment figures. In April 2013, spread sectors performed well globally, as investors sought yield in an artificially low rate environment. However, in May 2013, the prospect of the Fed tightening policy produced a global uptick in volatility across the fixed income spectrum, causing interest rates to rise and spreads, or yield differentials between bonds of comparable maturities, to widen.

Market volatility drove global bond yields higher early in the third quarter of 2013 on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Bernanke and the risk of a military intervention in Syria. Markets stabilized mid-quarter. Interest rates rose, and spread sectors rallied on the Fed’s decision at its September meeting to not yet start reducing its asset purchases. Global economic growth momentum showed improvement during the third calendar quarter, with broad-based expansion in manufacturing. The Eurozone emerged from recession, and China’s economy stabilized on increased investment.

During the fourth quarter of 2013, U.S. Treasury yields increased on improving economic data and, in December 2013, on the Fed’s decision to trim its asset purchases. The Fed announced that starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each, cutting its total monthly asset purchases from $85 billion to $75 billion.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund seeks to achieve its objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that comprise the GS Global Markets Navigator Index. Using a momentum-based methodology, the Fund strives to manage risk and enhance long-term returns in changing market environments.

Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap, U.S. small-cap, Europe, Asia, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to U.S., European and Japanese fixed income securities. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum—either positive or negative—has significant predictive power.

During the Reporting Period, the Fund was hurt by its allocations to fixed income. Its exposure to German government bonds detracted the most, especially in May and June 2013. The Fund’s allocation to U.S. Treasury securities detracted from performance during the first half of the Reporting Period.

[c]	The Nikkei 225 Stock Average is the leading and most respected index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue chip companies on the Tokyo Stock Exchange.
[d]	The Xetra Dax is a blue chip index in Germany that tracks the performance of the 30 most actively traded stocks on the Frankfurt Stock Exchange.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

On the positive side, the Fund’s equity allocations added to performance. The Fund’s allocation to Japanese equities contributed most positively to returns, largely as a result of the exceptionally strong momentum of the Japanese equity market during the first half of the Reporting Period. Additionally, the Fund’s exposure to U.S. large-cap stocks and U.S. small-cap stocks enhanced results, as the U.S. equity market outpaced most other global equity markets during the Reporting Period. The Fund benefited from its neutral position in emerging markets equities, which helped it to avoid much of the poor performance of emerging markets equities following Fed suggestions in May 2013 about potential tapering. Within the Fund’s fixed income allocations, the Fund benefited from its exposure to Japanese government bonds, as Japanese yields declined in the second half of the Reporting Period.

How did volatility affect the Fund during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 8.74% versus the S&P® 500 Index’s annualized volatility of 10.91%. Near the end of June 2013, as a result of a spike in global volatility, the Fund’s 90-day realized volatility exceeded our 10% volatility control, leading us to reduce the Fund’s risk exposures by approximately 20%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. Because of the strong momentum and exceptionally low volatility across most global equity markets, the Fund held an average allocation to equities of 67% of its total net assets during the Reporting Period. The Fund also had an average allocation to fixed income of 23% of its total net assets and to cash of 10% of its total net assets during the Reporting Period.

When the Reporting Period began, the Fund’s allocations were split rather evenly between equities and fixed income. As a result of strong momentum in the global equity markets, we steadily increased the Fund’s exposure to equities, and by the end of March 2013, the Fund’s allocation to equities had risen to approximately 80% of its total net assets. In February 2013, we doubled the Fund’s exposure to Japanese equities on exceptionally positive momentum, which was largely the result of quantitative easing measures by the Bank of Japan. During March 2013, because of persistently strong returns and relatively benign volatility in the first calendar quarter, we re-introduced an allocation to U.S. large-cap equities and increased the Fund’s exposure to U.S. small-cap stocks and U.K. stocks. Also, during the first calendar quarter, we decreased the Fund’s exposure to fixed income, particularly U.S. Treasury securities.

By the beginning of the second quarter of 2013, we had reduced the Fund’s exposure to emerging markets equities, adopting a neutral position, because of deteriorating momentum in emerging markets equities. During the second calendar quarter, we shifted the Fund to a neutral position in U.S. Treasury securities. Toward the end of June 2013, the Fund’s daily volatility control was triggered (that is, the Fund’s 90-day realized volatility exceeded our predetermined 10% threshold) and in keeping with our momentum-based methodology, we reduced the Fund’s allocation to equities and added a meaningful allocation to cash, comprising approximately 39% of total net assets.

We maintained an allocation to cash in September 2013, a decision driven by poorly trending equity and fixed income markets. By October 2013, we had reduced the Fund’s allocation to cash and increased its allocation to equities, as positive trends across the equities markets re-emerged. Also in October 2013, we re-introduced an allocation to emerging markets equities in response to stronger short-term momentum in the emerging equities markets as the fourth calendar quarter began.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. small-cap equities and to non-U.S. developed market equities, including those in Europe and Japan, as well as to gain exposure to U.S. and non-U.S. fixed income.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

After 33 years of distinguished service, Don Mulvihill, CIO of Customized Beta Strategies within the Quantitative Investment Strategies (“QIS”) team, decided to retire from the firm. As of June 2013, Gary Chropuvka assumed Mr. Mulvihill’s role as Head of the Customized Beta Strategies business, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka brings extensive experience, having joined QIS in 1999 with Mr. Mulvihill to manage the team’s tax-efficient investment strategies. All of Mr. Mulvihill’s direct investment responsibilities were performed within a co-lead or team leadership structure and follow processes that provide continuity in day-to-day investment decision-making in each portfolio.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, we modestly increased the Fund’s allocations to equities and cash and more than halved its allocation to fixed income. Within equities, we increased the Fund’s exposure to European, Japanese and U.S. large-cap equities given what we believe to be strong trends in those markets. Additionally, we re-introduced a modest allocation to U.K. stocks. At the end of the Reporting Period, we shifted the Fund to a neutral position in emerging markets equities as a result of what we perceive as persistently weak short-term momentum. Within fixed income, we eliminated the Fund’s allocation to German government bonds in response to what we view as weak short-term momentum. The Fund continued to have a neutral position in U.S. Treasury securities at the end of the Reporting Period.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. When volatility increases, our goal is to preserve capital by moving the Fund into less volatile assets such as fixed income. When we believe the financial markets have become more stable, we expect to allocate a greater portion of the Fund’s assets to equities. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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FUND BASICS

Global Markets Navigator Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Since Inception	Inception Date
Institutional	N/A	3.17%	10/16/13
Service	13.57%	10.05	4/16/12

[1]	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	1.46%
Service	1.08	3.78

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least October 16, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITION3

As of December 31, 2013

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle if any). Investment in the securities lending reinvestment vehicle represents 10.3% of the net assets at December 31, 2013. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[4]	“Agency Debentures” include agency securities offered by companies such as Federal Home Loan Bank and Federal Home Loan Mortgage Corporation, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, GS Global Markets Navigator Index, S&P 500 Index (with dividends reinvested) and the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Markets Navigator Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2013.

Cumulative Total Return through December 31, 2013	One Year	Since Inception
Institutional (Commenced October 16, 2013)	N/A	3.17%
Service (Commenced April 16, 2012)	13.57%	10.05%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Schedule of Investments

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debenture(a) – 9.0%
FHLB
$12,246,000	0.000%	03/28/14	$12,244,849
(Cost $12,243,952)

Shares	Description	Value
Exchange Traded Funds – 42.6%
119,545	iShares Russell 2000 ETF(b)	$13,784,734
100,019	Vanguard FTSE Emerging Markets ETF	4,114,782
237,170	Vanguard S&P 500 ETF(b)	40,117,305

TOTAL EXCHANGE TRADED FUNDS
(Cost $53,408,821)		$58,016,821

Shares	Distribution Rate	Value
Investment Company(c)(d) – 36.1%
Goldman Sachs Financial Square Government Fund — FST Shares
49,080,417	0.006%	$49,080,417
(Cost $49,080,417)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(a) – 9.2%
United States Treasury Bill
$12,499,000	0.000%	01/30/14	$12,498,850
(Cost $12,498,620)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $127,231,810)			$131,840,937

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 10.3%
Goldman Sachs Financial Square Money Market Fund — FST Shares
14,049,375	0.027%	$14,049,375
(Cost $14,049,375)

TOTAL INVESTMENTS – 107.2%
(Cost $141,281,185)		$145,890,312

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.2)%		(9,748,816)

NET ASSETS – 100.0%		$136,141,496

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.

Investment Abbreviation:
FHLB	—Federal Home Loan Bank

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	553	March 2014	$23,644,486	$1,025,974
Euro-Bund	57	March 2014	10,913,002	(171,311)
Russell 2000 Mini Index	14	March 2014	1,625,960	87,968
TSE TOPIX Index	136	March 2014	16,820,815	619,527
10 Year Japanese Government Bonds	16	March 2014	21,774,950	(92,489)
TOTAL				$1,469,669

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in unaffiliated issuers, at value (cost $78,151,393)(a)	$82,760,520
Investments in affiliated issuers, at value (cost $49,080,417)	49,080,417
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	14,049,375
Cash	597,113
Receivables:
Collateral on certain derivative contracts(b)	2,607,931
Fund shares sold	1,630,689
Reimbursement from investment adviser	46,845
Variation margin on certain derivative contracts	6,767
Securities lending income	3,836
Dividends and interest	253
Other assets	9,517
Total assets	150,793,263

Liabilities:
Payables:
Payable upon return of securities loaned	14,049,375
Investments purchased	387,432
Amounts owed to affiliates	107,162
Fund shares redeemed	24,973
Accrued expenses	82,825
Total liabilities	14,651,767

Net Assets:
Paid-in capital	130,053,032
Undistributed net investment income	96,073
Accumulated net realized loss	(91,467)
Net unrealized gain	6,083,858
NET ASSETS	$136,141,496
Net Assets:
Institutional	$25,808
Service	136,115,688
Total Net Assets	$136,141,496
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,251
Service	11,866,150
Net asset value, offering and redemption price per share:
Institutional	$11.46
Service	11.47

(a) Includes loaned securities having a market value of $13,818,051.

(b) Segregated for initial margin on futures transactions.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:
Dividends — unaffiliated issuers	$504,828
Interest	30,464
Securities lending income — affiliated issuer	14,813
Dividends — affiliated issuer	1,322
Total investment income	551,427

Expenses:
Management fees	526,231
Distribution and Service fees — Service Class	166,516
Professional fees	100,084
Amortization of offering costs	65,817
Custody, accounting and administrative services	55,650
Printing and mailing costs	48,770
Trustee fees	17,713
Transfer Agent fees(a)	13,321
Other	12,599
Total expenses	1,006,701
Less — expense reductions	(314,128)
Net expenses	692,573
NET INVESTMENT LOSS	(141,146)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(430,111)
Futures contracts	3,424,455
Foreign currency transactions	(38,333)
Net change in unrealized gain on:
Investments	4,407,986
Futures contracts	1,320,034
Foreign currency translation	10,566
Net realized and unrealized gain	8,694,597
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,553,451

(a) Service Shares had Transfer Agent fees of $13,321.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013		For the Period Ended December 31, 2012(a)

From operations:
Net investment income (loss)	$(141,146)		$20,384
Net realized gain	2,956,011		430,993
Net change in unrealized gain	5,738,586		345,272
Net increase in net assets resulting from operations	8,553,451		796,649

Distributions to shareholders:
From net investment income
Institutional Shares	(45	)(b)	—
Service Shares	(57,983)		—
From net realized gains
Institutional Shares	(623	)(b)	—
Service Shares	(3,170,038)		(33,093)
Total distributions to shareholders	(3,228,689)		(33,093)

From share transactions:
Proceeds from sales of shares	110,493,138		29,921,805
Reinvestment of distributions	3,228,689		33,093
Cost of shares redeemed	(8,894,669)		(4,728,878)
Net increase in net assets resulting from share transactions	104,827,158		25,226,020
TOTAL INCREASE	110,151,920		25,989,576

Net assets:

Beginning of period	25,989,576		—
End of period	$136,141,496		$25,989,576
Undistributed (distributions in excess of) net investment income	$96,073		$57,155

(a) Fund commenced operations on April 16, 2012.

(b) Institutional Shares commenced operations on October 16, 2013.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(d)
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2013 - Institutional (Commenced October 16, 2013)	$11.41	$0.01	$0.34	$0.35	$(0.02)	$(0.28)	$(0.30)	$11.46	3.17%	$26	0.81	%(e)	1.09	%(e)	0.33	%(e)	195%
2013 - Service	10.36	(0.02)	1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)		195

FOR THE PERIOD ENDED DECEMBER 31,
2012 - Service (Commenced April 16, 2012)	10.00	0.02	0.35	0.37	—	(0.01)	(0.01)	10.36	3.74	25,990	1.04	(e)	4.21	(e)	0.27	(e)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Markets Navigator Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in any money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2013

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debenture	$—	$12,244,849	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	12,498,850	—	—
Exchange Traded Funds	58,016,821	—	—
Securities Lending Reinvestment Vehicle	14,049,375	—	—
Investment Company	49,080,417	—	—
Total	$133,645,463	$12,244,849	$—

Derivative Type
Assets(a)
Futures Contracts	$1,733,469	$—	$—
Liabilities(a)
Futures Contracts	$(263,800)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	$1,733,469	—	$—
Interest Rate	—	—	Variation margin on certain derivative contracts	(263,800)
Total		$1,733,469		$(263,800)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$3,577,373	$1,594,722	316
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(152,918)	(274,688)	45

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.78	%*

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least October 16, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2013, GSAM waived $7,447 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2013

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least October 16, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2013, GSAM reimbursed $293,615 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2013, custody fee credits were $13,066.

As of December 31, 2013, the amounts owed to affiliates of the Fund were $77,846, $27,144, and $2,172 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Funds did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the investment in shares of a fund of which the Fund is an affiliate for the fiscal year ended December 31, 2013:

Name of Affiliated Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year	Dividend Income
Goldman Sachs Financial Square Government Fund	2,562,496	70,438,715	(23,920,794)	49,080,417	$49,080,417	$1,322

As of December 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$7,447,684	$79,582,421	$16,950,492	$30,183,338

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund, may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Goldman Sachs Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At December 31, 2013, the Fund’s loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions
Total gross amount presented in Statement of Assets and Liabilities	$13,818,051
Cash Collateral offsetting	(13,818,051)
Net amount(1)	$—

(1)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

The Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2013, is reported under Investment Income on the Statement of Operations. For the fiscal year ended December 31, 2013, GSAL earned $1,656 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2013:

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
—	54,100,825	(40,051,450)	14,049,375	$14,049,375

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2013

8.    TAX INFORMATION

The tax character of distributions paid during the period ended December 31, 2013 was as follows:

	2012	2013
Distributions paid from:
Ordinary income	$4,661	$2,594,805
Net long-term capital gains	28,432	633,884
Total taxable distributions	$33,093	$3,228,689

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,033,704
Unrealized gains — net	5,054,760
Total accumulated gains — net	$6,088,464

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$141,367,652
Gross unrealized gain	4,609,127
Gross unrealized loss	(86,467)
Net unrealized security gain	$4,522,660
Net unrealized gain on other investments	532,100
Net unrealized gain	$5,054,760

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $238,092 to undistributed net investment income from accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and result primarily from the differences in the tax treatment of foreign currency transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Fund is non-diversified, meaning that is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2013

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013		For the Period Ended December 31, 2012(a)
	Shares	Dollars	Shares	Dollars
Institutional Shares(b)
Shares sold	2,192	$25,006	—	$—
Reinvestment of distributions	59	668	—	—
	2,251	25,674	—	—
Service Shares
Shares sold	9,863,268	110,468,132	2,978,079	29,921,805
Reinvestment of distributions	287,191	3,228,021	3,229	33,093
Shares redeemed	(793,971)	(8,894,669)	(471,646)	(4,728,878)
	9,356,488	104,801,484	2,509,662	25,226,020
NET INCREASE	9,358,739	$104,827,158	2,509,662	$25,226,020

(a)	Fund commenced operations on April 16, 2012.
(b)	Institutional Shares commenced operations on October 16, 2013.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Global Markets Navigator Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Fund Expenses — Period Ended December 31, 2013 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional(a)
Actual	$1,000	$1,031.70		$1.71
Hypothetical 5% return	1,000	1,021.12	+	4.13
Service
Actual	1,000	1,067.60		5.47
Hypothetical 5% return	1,000	1,019.91	+	5.35

(a)	Commenced operations on October 16, 2013.

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.05% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund's actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2013, 12.22% of the dividends paid from net investment company taxable income by the Global Markets Navigator Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Global Markets Navigator Fund designates $633,884, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2013.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Markets Navigator Fund.

© 2014 Goldman Sachs. All rights reserved.

VITNAVAR14/121731.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 33.23% and 32.93%, respectively. These returns compare to the 32.53% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 32.39% during the Reporting Period, breaking all-time records and enjoying a strong finish to a fifth straight year of gains.

The U.S. equity market focused much of the Reporting Period on the Federal Reserve (the “Fed”), following Fed Chair Bernanke’s announcement in mid-May 2013 that the central bank would soon begin to taper the pace of its quantitative easing asset purchases. The rally in the U.S. equity market during the first several months of 2013 came to a virtual halt with this announcement. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Importantly, more robust consumption accounted for most of the upward revision. Strong and seemingly sustained momentum in the housing market was one of the biggest drivers of improved sentiment on the economy. The labor market also improved late in the year, with the unemployment rate dropping to 6.7% by December 2013. Amidst this better economic news, the S&P® 500 Index made record highs in December 2013. Indeed, the S&P® 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P® 500 Index closed the year with a new high was in 1999.

For the Reporting Period overall, all ten sectors within the S&P® 500 Index posted double-digit gains. Consumer discretionary, health care and industrials were the best performers in terms of total return, as investors repositioned for economic growth. Conversely, telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors, though, as indicated, each still generated positive double-digit returns.

All segments of the U.S. equity market advanced robustly during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the financials, industrials and energy sectors contributed most positively to the Fund’s performance relative to the Russell Index. Only partially offsetting these positive contributors was stock selection in the information technology, consumer staples and health care sectors, which detracted. Having a position in cash during an annual period when the U.S. equity market rallied strongly hurt as well.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Boeing, Prudential Financial and Vertex Pharmaceuticals.

Global aerospace and defense company Boeing was the top contributor to the Fund’s performance during the Reporting Period. The company’s commercial and defense businesses drove positive results and were supported by strong rates of production and order growth acceleration. Shares also improved following the resumption of 787 passenger flights and deliveries after the Federal Aviation Administration approved a revised battery system designed by Boeing to prevent overheating. For the third quarter of 2013, the company again posted positive results, raised its full year earnings guidance and announced its intention to increase production rates based on continued demand for the 787 family and the promising launch of the 787-10. Also, during December 2013, the company significantly raised its dividend and increased share repurchase authorization to nearly $11 billion over the next two to three years, which was consistent with our belief that a wind-down of the 787 development program might prompt additional return of capital to shareholders. At the end of the Reporting Period, we believed Boeing maintained a strong backlog, which provides high visibility into the company’s outlook. We also believed the company was on track to increase its free cash flow generation materially should commercial aircraft delivery rates increase.

Throughout the Reporting Period, shares of Prudential Financial benefited as the steepening yield curve was viewed as a positive for the broader financials sector. Early in the Reporting Period, its shares also gained as the company reported strong first quarter 2013 results. The financial services provider again reported strong results for the third quarter of 2013, as earnings across all of its major businesses were ahead of consensus expectations. During the fourth quarter of 2013, Prudential Financial continued its return of excess capital to shareholders by raising its dividend 33%. At the end of the Reporting Period, we continued to believe the company’s line of insurance, savings and other retirement products provide it with attractive growth prospects to serve aging populations in the U.S. and abroad. In addition, we believed Prudential Financial has the ability to further increase shareholder value in the form of dividends and share repurchases given its significant amount of excess capital.

Vertex Pharmaceuticals performed well during the Reporting Period. Supportive trial data was released on one of its cystic fibrosis drugs in development, causing the company’s shares to spike as potential for regulatory approval of the treatment seems to have increased. At the end of the Reporting Period, we believed Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its addressable market through its cystic fibrosis franchise. In addition, we believe the value of the company’s hepatitis-C franchise has been underestimated by the market, which could lead to significant upside in its stock. In our view, Vertex Pharmaceuticals has a robust pipeline of new treatments and maintains a healthy balance sheet that could help fund research on additional therapies.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in oncology-focused pharmaceuticals company ARIAD Pharmaceuticals, information storage provider EMC and fertilizer producer CF Industries Holdings.

Within the health care sector, a newly-established Fund position in ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

The Fund’s holding in EMC also detracted from its performance. Shares of EMC were negatively impacted by disappointing results and guidance from virtualization software and services provider VMware, in which EMC holds a majority stake. In our view, VMware was facing tough comparisons following rapid growth, and at the end of the Reporting Period, we continued to believe the outlook for virtualization was favorable. Additionally, we believed concerns surrounding EMC’s core data storage business stemmed from the unfavorable macro environment in late 2012 and 2013 rather than from any company-specific issues. Although

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

the enterprise spending environment remained tight throughout 2013, we continued to believe the market was underappreciating EMC’s ability to increase revenues and gain share as it expanded its product offerings to compete in new markets. In our view, a recovery in enterprise spending would benefit EMC, as companies are increasingly focused on storage spending and virtualization.

We bought and sold the Fund’s position in CF Industries Holdings during the Reporting Period. Shares of the global manufacturer and distributor of nitrogen and phosphate fertilizer products traded lower following weak planting volumes, negative pressure on fertilizer prices due to excess supply, and a rise in natural gas prices, a fundamental cost component for CF Industries Holdings. Strict to our sell discipline, as a key point to our investment thesis became invalidated, we sold out of the stock in favor of other names with what we considered to have more favorable risk/reward profiles.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Apple, as we believed the personal computers and related personal computing and mobile communication devices manufacturer would launch a lower cost iPhone by year-end 2013, which indeed it did. We expected this lower cost phone to reaccelerate Apple’s revenue growth and be able to boost the company’s profit margins. Another positive was the potential for expanded distribution to come online. More specifically, Apple still has a relatively small iPhone distribution network. Further, Apple has stated its commitment to buying back a significant amount of its shares over the next two and a half years.

We established a position in Microsoft, which develops, manufactures, licenses, sells and supports software products. Given the recent resignation of its chief executive officer, we believe that new senior leadership will have the opportunity to reshape the business and significantly improve its margins, unlocking value for shareholders. We also believe improvements to Microsoft’s existing operating system can provide stability within its core client business, which has been resilient during a tough environment for the personal computer market in recent years. Finally, we believe Microsoft has a strong balance sheet and the ability to potentially generate significant free cash flow.

We sold the Fund’s position in General Motors in April 2013. Shares of General Motors declined after the company reported a weaker than expected fourth quarter 2012 profit, citing wider losses in Europe and higher costs in North America than anticipated. Despite attempts to break even in Europe during 2013, General Motors’ earnings declined in the first quarter of 2013 on continued weakness in the European market. We grew concerned with General Motors’ business in both Europe and China. Although we continue to see upside in General Motors, particularly in the North American market, we decided to exit the Fund’s position in favor of what we considered to be more attractive risk/reward opportunities.

We exited the Fund’s position in Lowe’s during the fourth quarter of 2013, as we believed expectations and valuations were high for the home improvement retailer and the stock had performed well year to date. At the time, we believed Lowe’s could be adversely impacted by recently weaker housing numbers, as Lowe’s results tend to lag the economic data. We decided to sell the position and take profits.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2013, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology, health care and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, utilities, telecommunication services and materials and was rather neutrally weighted to the Russell Index in consumer staples and energy.

What is the Fund’s tactical view and strategy for the months ahead?

While equity markets have rallied substantially since March 2009, underlying economic growth has actually been slow and uneven. The global macroeconomic challenges and uncertainties in recent years have dampened the confidence and sentiment of investors and company managements alike. We believe mindsets are now changing as economic growth improves and several negative

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

factors fade. Looking forward, then, we expect more companies to be rewarded for increasing capital expenditures, research and development spending, merger and acquisition activity and hiring, rather than for keeping excessive cash on balance sheets and paying dividends.

We expect the anticipated acceleration in economic growth to drive strong corporate earnings growth, particularly in the developed markets. With most developed markets trading near historical average valuations at the end of the Reporting Period, we believe earnings growth will likely be the main driver of equity performance going forward. As such, not all areas of the market are likely to participate to the same extent. At the end of the Reporting Period, we favored many innovative industries in the information technology, health care and industrials sectors and had select exposure in the financials sector. Should we indeed move into a phase of economic growth, we are more cautious on areas of the market related to the previous economic environment, such as commodity-related industries and yield-oriented sectors.

The greatest risk to our view comes from anything that negatively impacts confidence and sentiment and that hinders growth momentum. For example, we believe a pause in reforms of the Japanese economy or in the European banking system or a return to partisan gridlock in the U.S. government might impact our view. While we believe that central banks tightening too quickly would be a negative for the equity markets as well, a modest increase in interest rates is consistent with improving economic growth and would not be a risk to our view.

We intend to use our forward-looking, active management approach to investing as we seek to appropriately position the Fund for what we believe to be a new growth-oriented environment. As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

5

FUND BASICS

Large Cap Value Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	33.23%	14.18%	6.92%	4.65%	1/12/98
Service	32.93	13.86	N/A	2.94	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	0.78%
Service	0.99	1.03

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	5.4%	Energy
General Electric Co.	5.1	Capital Goods
Citigroup, Inc.	3.6	Diversified Financials
Merck & Co., Inc.	3.3	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	3.3	Diversified Financials
JPMorgan Chase & Co.	3.2	Diversified Financials
American International Group, Inc.	3.0	Insurance
The Boeing Co.	2.9	Capital Goods
Devon Energy Corp.	2.8	Energy
UnitedHealth Group, Inc.	2.6	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	33.23%	14.18%	6.92%	4.65%
Service (Commenced July 24, 2007)	32.93%	13.86%	N/A	2.94%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 98.9%
Banks – 1.5%
125,293	Comerica, Inc.	$5,956,429
304,576	SunTrust Banks, Inc.	11,211,443

		17,167,872

Capital Goods – 10.5%
126,280	Caterpillar, Inc.	11,467,487
2,119,051	General Electric Co.	59,396,999
475,583	Textron, Inc.	17,482,431
248,916	The Boeing Co.	33,974,545

		122,321,462

Commercial & Professional Services – 1.0%
267,899	Waste Management, Inc.	12,020,628

Consumer Durables & Apparel – 1.6%
504,134	Toll Brothers, Inc.*	18,652,958

Consumer Services – 2.2%
462,901	MGM Resorts International*	10,887,431
179,435	Starwood Hotels & Resorts Worldwide, Inc.	14,256,111

		25,143,542

Diversified Financials – 14.5%
2,429,703	Bank of America Corp.	37,830,476
228,109	Capital One Financial Corp.	17,475,431
797,776	Citigroup, Inc.	41,572,107
640,134	JPMorgan Chase & Co.	37,435,036
369,273	Morgan Stanley	11,580,401
854,424	SLM Corp.	22,454,263

		168,347,714

Energy – 14.4%
185,130	Apache Corp.	15,910,072
424,250	BP PLC ADR	20,622,792
529,573	Devon Energy Corp.	32,764,682
619,708	Exxon Mobil Corp.	62,714,450
364,717	Halliburton Co.	18,509,388
422,352	Southwestern Energy Co.*	16,611,104

		167,132,488

Food & Staples Retailing – 1.1%
160,679	Wal-Mart Stores, Inc.	12,643,831

Food, Beverage & Tobacco – 3.2%
151,415	Anheuser-Busch InBev NV ADR	16,119,641
339,279	ConAgra Foods, Inc.	11,433,702
141,695	Monster Beverage Corp.*	9,602,670

		37,156,013

Health Care Equipment & Services – 5.3%
101,677	C. R. Bard, Inc.	13,618,617
259,774	Covidien PLC	17,690,609
397,369	UnitedHealth Group, Inc.	29,921,886

		61,231,112

Common Stocks – (continued)
Household & Personal Products – 1.0%
152,554	The Estee Lauder Companies, Inc. Class A	$11,490,367

Insurance – 8.4%
690,100	American International Group, Inc.	35,229,605
442,551	Hartford Financial Services Group, Inc.	16,033,623
46,675	MetLife, Inc.	2,516,716
321,434	Prudential Financial, Inc.	29,642,644
157,382	The Travelers Companies, Inc.	14,249,366

		97,671,954

Materials – 1.8%
255,902	Eastman Chemical Co.	20,651,291

Media – 3.3%
150,503	CBS Corp. Class B	9,593,061
208,138	Liberty Global PLC Series A*	18,522,201
114,814	Viacom, Inc. Class B	10,027,855

		38,143,117

Pharmaceuticals, Biotechnology & Life Sciences – 9.2%
79,883	Allergan, Inc.	8,873,404
317,713	Eli Lilly & Co.	16,203,363
766,111	Merck & Co., Inc.	38,343,855
192,647	Mylan, Inc.*	8,360,880
703,389	Pfizer, Inc.	21,544,805
192,344	Vertex Pharmaceuticals, Inc.*	14,291,159

		107,617,466

Real Estate Investment Trust – 1.8%
101,829	American Tower Corp.	8,127,991
108,511	AvalonBay Communities, Inc.	12,829,255

		20,957,246

Retailing – 2.9%
142,910	Expedia, Inc.	9,955,111
207,379	L Brands, Inc.	12,826,391
277,467	The Gap, Inc.	10,843,410

		33,624,912

Semiconductors & Semiconductor Equipment – 2.5%
449,233	Altera Corp.	14,613,549
455,080	Applied Materials, Inc.	8,050,365
421,137	NVIDIA Corp.	6,746,615

		29,410,529

Software & Services – 4.2%
156,123	Adobe Systems, Inc.*	9,348,645
168,728	eBay, Inc.*	9,261,480
568,603	Microsoft Corp.	21,282,811
238,285	Oracle Corp.	9,116,784

		49,009,720

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 5.3%
42,675	Apple, Inc.	$23,945,369
1,064,461	EMC Corp.	26,771,194
152,554	QUALCOMM, Inc.	11,327,135

		62,043,698

Utilities – 3.2%
275,265	FirstEnergy Corp.	9,078,240
165,614	NextEra Energy, Inc.	14,179,871
348,087	PG&E Corp.	14,020,944

		37,279,055

TOTAL INVESTMENTS – 98.9%
(Cost $885,861,670)		$1,149,716,975

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		13,077,250

NET ASSETS – 100.0%		$1,162,794,225

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $885,861,670)	$1,149,716,975
Cash	4,674,729
Receivables:
Investments sold	27,236,943
Dividends	1,379,976
Fund shares sold	358,870
Reimbursement from investment adviser	12,362
Other assets	30,374
Total assets	1,183,410,229

Liabilities:
Payables:
Fund shares redeemed	19,607,789
Amounts owed to affiliates	888,718
Accrued expenses	119,497
Total liabilities	20,616,004

Net Assets:
Paid-in capital	884,335,690
Undistributed net investment income	2,104,597
Accumulated net realized gain	12,498,633
Net unrealized gain	263,855,305
NET ASSETS	$1,162,794,225
Net Assets:
Institutional	$370,241,432
Service	792,552,793
Total Net Assets	$1,162,794,225
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	29,409,438
Service	63,013,384
Net asset value, offering and redemption price per share:
Institutional	$12.59
Service	12.58

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:
Dividends (net of foreign taxes withheld of $21,749)	$22,070,811

Expenses:
Management fees	8,582,402
Distribution and Service fees — Service Class	1,969,888
Transfer Agent fees(a)	231,817
Printing and mailing costs	93,963
Custody, accounting and administrative services	81,131
Professional fees	77,453
Trustee fees	20,479
Other	43,948
Total expenses	11,101,081
Less — expense reductions	(458,012)
Net expenses	10,643,069
NET INVESTMENT INCOME	11,427,742

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $188,482)	142,897,821
Net change in unrealized gain on investments	173,069,369
Net realized and unrealized gain	315,967,190
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$327,394,932

(a) Institutional and Service Shares had Transfer Agent fees of $74,238 and $157,579, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$11,427,742	$14,811,591
Net realized gain	142,897,821	115,785,338
Net change in unrealized gain	173,069,369	76,484,258
Net increase in net assets resulting from operations	327,394,932	207,081,187

Distributions to shareholders:
From net investment income
Institutional Shares	(4,254,465)	(4,850,997)
Service Shares	(7,134,156)	(8,140,528)
From net realized gains
Institutional Shares	(40,647,036)	(8,570,410)
Service Shares	(86,993,768)	(17,965,988)
Total distributions to shareholders	(139,029,425)	(39,527,923)

From share transactions:
Proceeds from sales of shares	69,381,064	111,767,606
Reinvestment of distributions	139,029,425	39,527,923
Cost of shares redeemed	(320,236,241)	(511,813,315)
Net decrease in net assets resulting from share transactions	(111,825,752)	(360,517,786)
TOTAL INCREASE (DECREASE)	76,539,755	(192,964,522)

Net assets:

Beginning of year	1,086,254,470	1,279,218,992
End of year	$1,162,794,225	$1,086,254,470
Undistributed net investment income	$2,104,597	$2,095,865

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	$10.76	$0.14		$3.39	$3.53	$(0.16)	$(1.54)	$(1.70)	$12.59	33.23%	$370,241	0.75%	0.79%	1.15%		86%
2013 - Service	10.75	0.11		3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00	1.04	0.91		86
2012 - Institutional	9.39	0.15		1.64	1.79	(0.15)	(0.27)	(0.42)	10.76	19.07	351,677	0.77	0.78	1.40		120
2012 - Service	9.38	0.12		1.64	1.76	(0.12)	(0.27)	(0.39)	10.75	18.77	734,577	1.02	1.03	1.15		120
2011 - Institutional	10.24	0.14	(d)	(0.86)	(0.72)	(0.13)	—	(0.13)	9.39	(7.05)	421,560	0.78	0.79	1.39	(d)	91
2011 - Service	10.23	0.12	(d)	(0.87)	(0.75)	(0.10)	—	(0.10)	9.38	(7.27)	857,659	1.03	1.04	1.23	(d)	91
2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—	(0.08)	10.24	11.20	507,146	0.80	0.80	1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—	(0.06)	10.23	10.89	672,239	1.05	1.05	0.78		95
2009 - Institutional	7.97	0.18	(e)	1.28	1.46	(0.15)	—	(0.15)	9.28	18.32	487,962	0.81	0.81	2.18	(e)	84
2009 - Service	7.98	0.16	(e)	1.28	1.44	(0.14)	—	(0.14)	9.28	17.87	391,053	1.06	1.06	1.92	(e)	84

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.19% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.24% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent and Service fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.   Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,149,716,975	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2013

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.72	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the funds’ most recent prospectuses. These waivers will be effective through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable. For the fiscal year ended December 31, 2013, GSAM waived $267,388 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. Prior to April 30, 2013, the Other Expense limitation for the Fund was 0.114%. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2013, GSAM reimbursed $180,115 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended December 31, 2013, custody fee credits were $10,509.

As of December 31, 2013, the amounts owed to affiliates of the Fund were $701,917, $167,157, and $19,644 for management, distribution and service, and transfer agent fees, respectively.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $3,471 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were $977,377,584 and $1,217,797,325, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2013 was as follows:

	2012	2013
Distributions paid from:
Ordinary income	$26,723,306	$92,526,435
Net long-term capital gains	12,804,617	46,502,990
Total taxable distributions	$39,527,923	$139,029,425

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$9,554,745
Undistributed long-term capital gains	14,009,870
Total undistributed earnings	$23,564,615
Unrealized gains — net	254,893,920
Total accumulated gains — net	$278,458,535

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2013

6.    TAX INFORMATION (continued)

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$894,823,055
Gross unrealized gain	268,623,067
Gross unrealized loss	(13,729,147)
Net unrealized security gain	$254,893,920

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $30,389 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,750,598	$21,814,523	2,229,900	$23,125,316
Reinvestment of distributions	3,659,454	44,901,501	1,248,503	13,421,407
Shares redeemed	(8,698,000)	(108,878,229)	(15,685,268)	(161,397,158)
	(3,287,948)	(42,162,205)	(12,206,865)	(124,850,435)
Service Shares
Shares sold	3,795,885	47,566,541	8,685,922	88,642,290
Reinvestment of distributions	7,677,645	94,127,924	2,430,775	26,106,516
Shares redeemed	(16,816,932)	(211,358,012)	(34,228,911)	(350,416,157)
	(5,343,402)	(69,663,547)	(23,112,214)	(235,667,351)
NET DECREASE	(8,631,350)	$(111,825,752)	(35,319,079)	$(360,517,786)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust, at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional
Actual	$1,000	$1,155.20		$4.02
Hypothetical 5% return	1,000	1,021.48	+	3.77
Service
Actual	1,000	1,154.30		5.38
Hypothetical 5% return	1,000	1,020.21	+	5.04

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74% and 0.99% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer —Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2013, 24.38% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $46,502,990 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2013.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2014 Goldman Sachs. All rights reserved.

VITLCVAR14/121740.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 32.89% and 32.56%, respectively. These returns compare to the 33.46% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 32.39% during the Reporting Period, breaking all-time records and enjoying a strong finish to a fifth straight year of gains.

The U.S. equity market focused much of the Reporting Period on the Federal Reserve (the “Fed”), following Fed Chair Bernanke’s announcement in mid-May 2013 that the central bank would soon begin to taper the pace of its quantitative easing asset purchases. The rally in the U.S. equity market during the first several months of 2013 came to a virtual halt with this announcement. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Importantly, more robust consumption accounted for most of the upward revision. Strong and seemingly sustained momentum in the housing market was one of the biggest drivers of improved sentiment on the economy. The labor market also improved late in the year, with the unemployment rate dropping to 6.7% by December 2013. Amidst this better economic news, the S&P® 500 Index made record highs in December 2013. Indeed, the S&P® 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P® 500 Index closed the year with a new high was in 1999.

For the Reporting Period overall, all ten sectors within the S&P® 500 Index posted double-digit gains. Consumer discretionary, health care and industrials were the best performers in terms of total return, as investors repositioned for economic growth. Conversely, telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors, though, as indicated, each still generated positive double-digit returns.

All segments of the U.S. equity market advanced robustly during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the information technology and industrials sectors, where company-specific issues weighed on certain holdings. Having a position in cash during an annual period when the U.S. equity market rallied strongly hurt as well. Such detractors were only partially offset by effective stock selection in the financials, energy, health care, materials and consumer staples sectors, which helped the Fund’s performance relative to the Russell Index.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in data storage center owner Digital Realty Trust, semiconductor company Altera and apartment real estate investment trust (“REIT”) AvalonBay Communities.

Digital Realty Trust, one of the world’s largest owners of data storage centers, was the top detractor from the Fund’s results during the Reporting Period. A new position for the Fund during the Reporting Period, its shares came under pressure due to investor concerns about increased competition from supply/demand imbalances in some of its key markets. The company’s shares also declined due to reduced confidence in its management after the company announced an accounting change that caught investors by surprise. We reduced the Fund’s position in Digital Realty Trust following this announcement, though we continued to own a small position.

Within the information technology sector, Altera was the top detractor from returns. The global semiconductor company announced results for the first quarter of 2013 that fell short of analyst expectations, and management also provided conservative guidance. We believe there continued to be a degree of seasonality to forward guidance. Shares further declined as its third calendar quarter results indicated slower than expected upgrades to China wireless networks. Despite what we believe to be this short-term weakness, at the end of the Reporting Period, we continued to believe Altera should benefit from cyclical and secular recovery and to gain share in infrastructure. As the programmable logic device industry continues to aggressively transition to more advanced process notes, or technical documents, we believe Altera should be able to take greater share of the semiconductor total available market as its solutions become increasingly more power and price competitive relative to others. In our view, upcoming catalysts for this scenario include resumption of spending by North American telecommunications companies, new deployment of base stations in China and India and initiation of dividend/material share buyback. Earlier in 2013, Altera announced a 30 million share increase to its existing share repurchase program, demonstrating shareholder-friendly actions.

Shares of AvalonBay Communities, an apartment REIT, saw its shares decline in the first quarter of 2013 after issuing disappointing forward guidance and quarterly operating results. According to its management, the weaker than anticipated results were largely related to initial costs associated with its acquisition of Archstone properties in November 2012. However, its shares continued to lag as improving housing fundamentals and increasing apartment supply caused the industry to broadly underperform despite occupancies rising to all-time highs. In May 2013, AvalonBay Communities announced a secondary offering of 7.9 million shares, previously held by an indirect subsidiary of Lehman Brothers, at a 1% discount to the closing price. In mid-October 2013, AvalonBay Communities issued fourth quarter 2013 earnings per share and funds from operations guidance below analysts’ estimates and also lowered its fiscal year 2013 guidance, sending shares lower. We increased the Fund’s position in its stock on weakness during the Reporting Period, maintaining our conviction at the end of the Reporting Period that AvalonBay Communities is one of the highest quality apartment companies in the industry, with a strong balance sheet, experienced management team and attractive valuation.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in ING U.S., Vertex Pharmaceuticals and Pioneer Natural Resources.

ING U.S. was the top contributor to the Fund’s relative results during the Reporting Period. We initiated a Fund position in ING U.S., which became publicly available during the Reporting Period as part of a 2008 bailout agreement entered into by its Dutch parent company ING Groep. We believed the offering share price of the life insurance and retirement product provider was attractive given its then-current level of returns. We also believed its management’s expectations for return on equity in 2016 created a favorable risk/reward opportunity. Although ING U.S. reported a first quarter 2013 loss, improvement from its retirement and annuities businesses was viewed positively by investors, driving its shares higher. The rising interest rate environment was also favorable for the broad industry during the Reporting Period, causing shares to move higher. ING U.S. also continued to divest problematic legacy businesses while focusing on the growth of its more profitable lines of business. The company reported strong rates of return for the nine months ended in September 2013.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Vertex Pharmaceuticals performed well during the Reporting Period. Supportive trial data was released on one of its cystic fibrosis drugs in development, causing the company’s shares to spike as potential for regulatory approval of the treatment seems to have increased. Ultimately, we exited the position early in the third quarter of 2013 in favor of names with what we considered to be a more attractive risk/reward profile.

Pioneer Natural Resources is a large, independent exploration and production company focused in onshore U.S. properties, primarily in the Permian and Eagle Ford basins. These basins are predominantly oil/liquids operations. In our view, the operations in these basins are currently offering some of the best economies in the U.S. onshore energy industry. The company’s shares rose as investors responded favorably to its directing of proceeds from a secondary offering in the first quarter of 2013 to expand drilling in its northern Wolfcamp acreage, while positive sentiment for the northern Wolfcamp acreage continued to rise during the second quarter of 2013. Pioneer Natural Resources then increased the lower end of its 2013 production guidance in its quarterly earnings release, and the data provided additional confirmation of increased productivity in the northern Wolfcamp acreage. In the third quarter of 2013, the company announced materially positive well results in its quarterly earnings release. As the results had been highly anticipated, such news sent its shares higher. The data contributed to the confirmation of its geological model across its acreage and the thesis that Pioneer Natural Resources’ Wolfcamp acreage becomes oilier as it moves north. Pioneer Natural Resources also added two more wells toward the end of the Reporting Period, which could possibly de-risk, or lessen the risk factors associated with, 300,000 additional acres.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchases mentioned earlier, we initiated a Fund position in Agilent Technologies during the Reporting Period. Agilent Technologies is the world’s premier test and measurement company providing core bio-analytical and electronic measurement solutions to the life sciences, chemical analysis, diagnostics and genomics, communications and electronics industries. We believe that over the next one to two years, Agilent Technologies is likely to transition into two separate, more efficiently run, organizations, where revenue growth, operating margins and free cash flow should be prioritized. After almost two years of end-market softness, or weak industry consumer buying, we expect its business to see improved revenue growth and operating margins.

We established a Fund position in Lincoln National, which through its subsidiaries engages in multiple insurance and retirement businesses in the U.S. The company operates in annuities, retirement plan services, life insurance and group protection segments. Lincoln National appears to have recovered from a deeply depressed valuation in 2013. We believe it is a prime life insurance beneficiary of rising interest rates, with approximately 85% of its earnings coming from interest rate sensitive life insurance and annuity lines of business.

We sold the Fund’s position in industrial products and equipment manufacturer Dover during the Reporting Period. The company performed well, driven by a combination of its share buyback program and the company divesting its peripheral businesses. In our view, shares had become fairly valued, and we decided to exit the Fund’s position in favor of what we considered to be more attractive opportunities.

We exited the Fund’s position in health care REIT Ventas. Strict to our sell discipline, as the stock approached our price target, we rotated the capital into other names that we believed had a more favorable risk/reward profile.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy, health care and industrials increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in financials and utilities decreased. The Fund’s position in cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2013, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials and

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

utilities and was rather neutrally weighted to the Russell Index in consumer staples, energy, industrials, information technology and materials. The Fund had no exposure to telecommunication services at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

John Kelly Flynn, Managing Director, left the firm during the Reporting Period. Mr. Flynn was a portfolio manager with sector responsibility for the health care sector and insurance industry in our Mid and Small Cap Value strategies. He joined the U.S. Value Equity team in 2002. David Deuchler rejoined our U.S. Value Equity team as a Vice President. Mr. Deuchler served as a research analyst on the team from 2000 to 2005 before joining equity long/short manager Moore Capital. Mr. Deuchler will be responsible for the research and portfolio management for the health care sector in our Mid and Small Cap Value strategies. Mr. Deuchler has 15 years of investment experience.

What is the Fund’s tactical view and strategy for the months ahead?

While equity markets have rallied substantially since March 2009, underlying economic growth has actually been slow and uneven. The global macroeconomic challenges and uncertainties in recent years have dampened the confidence and sentiment of investors and company managements alike. We believe mindsets are now changing as economic growth improves and several negative factors fade. Looking forward, then, we expect more companies to be rewarded for increasing capital expenditures, research and development spending, merger and acquisition activity and hiring, rather than for keeping excessive cash on balance sheets and paying dividends.

We expect the anticipated acceleration in economic growth to drive strong corporate earnings growth, particularly in the developed markets. With most developed markets trading near historical average valuations at the end of the Reporting Period, we believe earnings growth will likely be the main driver of equity performance going forward. As such, not all areas of the market are likely to participate to the same extent. At the end of the Reporting Period, we favored many innovative industries in the information technology, health care and industrials sectors and had select exposure in the financials sector. Should we indeed move into a phase of economic growth, we are more cautious on areas of the market related to the previous economic environment, such as commodity-related industries and yield-oriented sectors.

The greatest risk to our view comes from anything that negatively impacts confidence and sentiment and that hinders growth momentum. For example, we believe a pause in reforms of the Japanese economy or in the European banking system or a return to partisan gridlock in the U.S. government might impact our view. While we believe that central banks tightening too quickly would be a negative for the equity markets as well, a modest increase in interest rates is consistent with improving economic growth and would not be a risk to our view.

We intend to use our forward-looking, active management approach to investing as we seek to appropriately position the Fund for what we believe to be a new growth-oriented environment. As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

5

FUND BASICS

Mid Cap Value Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	32.89%	19.65%	10.14%	9.32%	5/01/98
Service	32.56	19.35	N/A	7.43	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	0.87%
Service	1.09	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business
Agilent Technologies, Inc.	2.1%	Pharmaceuticals, Biotechnology & Life Sciences
M&T Bank Corp.	1.8	Banks
Lincoln National Corp.	1.8	Insurance
Invesco Ltd.	1.8	Diversified Financials
Cardinal Health, Inc.	1.7	Health Care Equipment & Services
Textron, Inc.	1.7	Capital Goods
Principal Financial Group, Inc.	1.7	Insurance
Sempra Energy	1.7	Utilities
Altera Corp.	1.6	Semiconductors & Semiconductor Equipment
Chesapeake Energy Corp.	1.5	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	32.89%	19.65%	10.14%	9.32%
Service (Commenced January 9, 2006)	32.56%	19.35%	N/A	7.43%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 99.6%
Automobiles & Components – 1.7%
207,043	Delphi Automotive PLC	$12,449,496
61,827	TRW Automotive Holdings Corp.*	4,599,310

		17,048,806

Banks – 6.0%
180,955	CIT Group, Inc.	9,433,184
145,433	First Republic Bank	7,613,418
1,193,735	Huntington Bancshares, Inc.	11,519,543
160,865	M&T Bank Corp.	18,727,903
59,560	Signature Bank*	6,397,935
237,027	Zions Bancorporation	7,101,329

		60,793,312

Capital Goods – 10.0%
136,129	Armstrong World Industries, Inc.*	7,842,392
137,667	Carlisle Companies, Inc.	10,930,760
75,640	Crane Co.	5,086,790
253,525	KBR, Inc.	8,084,912
164,787	Stanley Black & Decker, Inc.	13,296,663
270,010	Terex Corp.	11,337,720
473,510	Textron, Inc.	17,406,227
219,256	Timken Co.	12,074,428
201,654	Triumph Group, Inc.	15,339,820

		101,399,712

Commercial & Professional Services – 1.8%
333,589	Tyco International Ltd.	13,690,492
104,922	Waste Connections, Inc.	4,577,747

		18,268,239

Consumer Durables & Apparel – 3.2%
79,182	PVH Corp.	10,770,336
316,088	Toll Brothers, Inc.*	11,695,256
60,685	Whirlpool Corp.	9,519,049

		31,984,641

Consumer Services – 2.5%
501,451	MGM Resorts International*	11,794,128
174,414	Starwood Hotels & Resorts Worldwide, Inc.	13,857,192

		25,651,320

Diversified Financials – 6.6%
316,392	ING U.S., Inc.	11,121,179
509,443	Invesco Ltd.	18,543,725
230,987	Raymond James Financial, Inc.	12,055,212
446,098	SLM Corp.	11,723,455
343,580	The NASDAQ OMX Group, Inc.	13,674,484

		67,118,055

Energy – 8.1%
207,528	Cameron International Corp.*	12,354,142
579,142	Chesapeake Energy Corp.	15,717,914
105,259	Cimarex Energy Co.	11,042,722
82,989	EQT Corp.	7,450,752

Common Stocks – (continued)
Energy – (continued)
70,241	Oil States International, Inc.*	$7,144,915
28,010	Pioneer Natural Resources Co.	5,155,801
120,166	Range Resources Corp.	10,131,195
218,657	Tesoro Corp.	12,791,434

		81,788,875

Food, Beverage & Tobacco – 3.6%
105,542	Constellation Brands, Inc. Class A*	7,428,046
65,272	Green Mountain Coffee Roasters, Inc.*	4,933,258
128,105	Ingredion, Inc.	8,770,068
101,253	Monster Beverage Corp.*	6,861,916
242,447	Tyson Foods, Inc. Class A	8,112,276

		36,105,564

Health Care Equipment & Services – 8.8%
221,476	Aetna, Inc.	15,191,039
99,964	C. R. Bard, Inc.	13,389,178
263,038	Cardinal Health, Inc.	17,573,569
272,508	CareFusion Corp.*	10,851,268
144,853	Humana, Inc.	14,951,727
55,575	Laboratory Corp. of America Holdings*	5,077,888
294,947	Tenet Healthcare Corp.*	12,423,167

		89,457,836

Insurance – 9.2%
108,827	Arthur J. Gallagher & Co.	5,107,251
79,373	Everest Re Group Ltd.	12,371,869
723,537	Genworth Financial, Inc. Class A*	11,236,530
362,386	Lincoln National Corp.	18,706,365
349,889	Principal Financial Group, Inc.	17,253,027
181,237	Validus Holdings Ltd.	7,302,039
59,119	W.R. Berkley Corp.	2,565,173
117,132	Willis Group Holdings PLC	5,248,685
436,271	XL Group PLC	13,890,869

		93,681,808

Materials – 5.0%
59,505	Ashland, Inc.	5,774,365
128,473	Celanese Corp. Series A	7,105,842
111,166	International Paper Co.	5,450,469
335,610	Louisiana-Pacific Corp.*	6,212,141
129,181	Packaging Corp. of America	8,174,574
112,994	Reliance Steel & Aluminum Co.	8,569,465
140,074	The Valspar Corp.	9,985,875

		51,272,731

Media – 2.3%
89,954	Liberty Media Corp. Series A*	13,173,763
112,187	Scripps Networks Interactive, Inc. Class A	9,694,079

		22,867,842

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 2.1%
378,590	Agilent Technologies, Inc.	$21,651,562

Real Estate Investment Trust – 7.5%
129,223	AvalonBay Communities, Inc.	15,278,035
195,278	Camden Property Trust	11,107,413
548,814	DDR Corp.	8,435,271
86,553	Digital Realty Trust, Inc.	4,251,483
670,656	MFA Financial, Inc.	4,734,831
387,304	Starwood Property Trust, Inc.	10,728,321
209,784	Tanger Factory Outlet Centers, Inc.	6,717,284
147,126	Taubman Centers, Inc.	9,404,294
634,645	Two Harbors Investment Corp.	5,889,506

		76,546,438

Retailing – 2.3%
21,415	Expedia, Inc.	1,491,769
496,697	Liberty Interactive Corp. Series A*	14,578,057
133,873	Macy’s, Inc.	7,148,818

		23,218,644

Semiconductors & Semiconductor Equipment – 5.2%
492,351	Altera Corp.	16,016,178
592,671	Applied Materials, Inc.	10,484,350
154,003	Lam Research Corp.*	8,385,464
389,564	Maxim Integrated Products, Inc.	10,872,731
427,516	NVIDIA Corp.	6,848,806

		52,607,529

Software & Services – 3.7%
182,777	Citrix Systems, Inc.*	11,560,645
207,003	Fidelity National Information Services, Inc.	11,111,921
82,659	Global Payments, Inc.	5,372,009
195,467	PTC Inc.*	6,917,577
117,658	TIBCO Software, Inc.*	2,644,952

		37,607,104

Technology Hardware & Equipment – 2.6%
58,880	F5 Networks, Inc.*	5,349,837
487,291	Juniper Networks, Inc.*	10,998,158
124,687	NetApp, Inc.	5,129,623
473,303	Polycom, Inc.*	5,315,193

		26,792,811

Transportation – 0.7%
191,579	United Continental Holdings, Inc.*	7,247,434

Utilities – 6.7%
425,720	Calpine Corp.*	8,305,797
260,885	Edison International	12,078,975
380,188	FirstEnergy Corp.	12,538,600
150,516	SCANA Corp.	7,063,716

Common Stocks – (continued)
Utilities – (continued)
188,556	Sempra Energy	$16,924,787
386,652	Xcel Energy, Inc.	10,803,057

		67,714,932

TOTAL INVESTMENTS – 99.6%
(Cost $859,843,991)		$1,010,825,195

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		4,530,492

NET ASSETS – 100.0%		$1,015,355,687

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $859,843,991)	$1,010,825,195
Cash	2,377,636
Receivables:
Investments sold	5,696,904
Dividends	1,612,917
Fund shares sold	220,421
Reimbursement from investment adviser	21,889
Other assets	176,629
Total assets	1,020,931,591

Liabilities:
Payables:
Investments purchased	3,586,778
Fund shares redeemed	922,946
Amounts owed to affiliates	735,835
Accrued expenses	330,345
Total liabilities	5,575,904

Net Assets:
Paid-in capital	832,309,024
Undistributed net investment income	3,004,778
Accumulated net realized gain	29,060,681
Net unrealized gain	150,981,204
NET ASSETS	$1,015,355,687
Net Assets:
Institutional	$695,831,948
Service	319,523,739
Total Net Assets	$1,015,355,687
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	37,331,613
Service	17,127,813
Net asset value, offering and redemption price per share:
Institutional	$18.64
Service	18.66

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:

Dividends	$14,850,412

Expenses:
Management fees	7,522,185
Distribution and Service fees — Service Class	697,852
Transfer Agent fees(a)	188,039
Printing and mailing costs	131,241
Professional fees	81,230
Custody, accounting and administrative services	69,988
Trustee fees	24,829
Other	107,097
Total expenses	8,822,461
Less — expense reductions	(316,458)
Net expenses	8,506,003
NET INVESTMENT INCOME	6,344,409

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $100,965)	201,894,207
Net change in unrealized gain on investments	53,796,177
Net realized and unrealized gain	255,690,384
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$262,034,793

(a) Institutional and Service Shares had Transfer Agent fees of $132,215 and $55,824, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$6,344,409	$9,613,542
Net realized gain	201,894,207	52,179,788
Net change in unrealized gain	53,796,177	73,515,221
Net increase in net assets resulting from operations	262,034,793	135,308,551

Distributions to shareholders:
From net investment income
Institutional Shares	(5,487,800)	(6,878,541)
Service Shares	(1,803,944)	(2,044,953)
From net realized gains
Institutional Shares	(52,951,066)	—
Service Shares	(24,095,985)	—
Total distributions to shareholders	(84,338,795)	(8,923,494)

From share transactions:
Proceeds from sales of shares	80,023,723	77,172,149
Reinvestment of distributions	84,338,795	8,923,494
Cost of shares redeemed	(150,238,862)	(153,380,419)
Net increase (decrease) in net assets resulting from share transactions	14,123,656	(67,284,776)
TOTAL INCREASE	191,819,654	59,100,281

Net assets:

Beginning of year	823,536,033	764,435,752
End of year	$1,015,355,687	$823,536,033
Undistributed net investment income	$3,004,778	$4,030,260

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	$15.33	$0.13		$4.88	$5.01	$(0.16)	$(1.54)	$(1.70)	$18.64	32.89%	$695,832	0.83%	0.86%	0.74%		108%
2013 - Service	15.35	0.09		4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08	1.11	0.51		108
2012 - Institutional	13.09	0.18	(d)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84	0.87	1.24	(d)	79
2012 - Service	13.11	0.15	(d)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09	1.12	1.05	(d)	79
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85	0.86	0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10	1.11	0.61		75
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87	0.87	0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12	1.12	0.44		88
2009 - Institutional	8.66	0.14	(e)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86	0.86	1.46	(e)	111
2009 - Service	8.68	0.12	(e)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11	1.11	1.21	(e)	111

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.37% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,010,825,195	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2013

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2014 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2013, GSAM waived $282,076 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2013, GSAM reimbursed $21,890 to the Fund. In addition, the Fund has entered into certain offset arrangement with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2013, custody fee credits were $12,492.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2013, the amounts owed to affiliates of the Fund were $652,632, $66,253, and $16,950 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $55,903 in brokerage commissions from portfolio transactions.

5.  PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were $996,149,098 and $1,044,989,397, respectively.

6.  TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2013 was as follows:

	2012	2013
Distributions paid from:
Ordinary income	$8,923,494	$7,291,744
Net long-term capital gains	—	77,047,051
Total taxable distributions	$8,923,494	$84,338,795

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$2,886,112
Undistributed long-term capital gains	29,507,827
Total undistributed earnings	$32,393,939
Timing differences (Deferred Dividend Income)	118,665
Unrealized gains — net	150,534,059
Total accumulated gains — net	$183,046,663

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2013

6.    TAX INFORMATION (continued)

The Fund utilized $91,647,744 of capital losses in the current fiscal year.

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$860,291,136
Gross unrealized gain	165,587,382
Gross unrealized loss	(15,053,323)
Net unrealized security gain	$150,534,059

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $78,147 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and result primarily from the differences in the tax treatment of real estate investment trust investments and partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,696,217	$30,350,446	1,369,746	$19,890,419
Reinvestment of distributions	3,203,885	58,438,866	451,941	6,878,541
Shares redeemed	(6,801,262)	(121,893,304)	(8,781,130)	(127,112,408)
	(1,901,160)	(33,103,992)	(6,959,443)	(100,343,448)
Service Shares
Shares sold	2,816,457	49,673,277	3,947,427	57,281,730
Reinvestment of distributions	1,418,397	25,899,929	134,183	2,044,953
Shares redeemed	(1,563,657)	(28,345,558)	(1,801,047)	(26,268,011)
	2,671,197	47,227,648	2,280,563	33,058,672
NET INCREASE (DECREASE)	770,037	$14,123,656	(4,678,880)	$(67,284,776)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust, at December 31, 2013 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional
Actual	$1,000	$1,151.60		$4.50
Hypothetical 5% return	1,000	1,021.02	+	4.23
Service
Actual	1,000	1,150.20		5.85
Hypothetical 5% return	1,000	1,019.76	+	5.50

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.83% and 1.08% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present)

Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2013, 100% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $77,047,051 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2013.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2014 Goldman Sachs. All rights reserved.

VITMCVAR14/121799.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.03% and its standardized 7-day effective yield was also 0.03% as of December 31, 2013. The Fund’s Institutional Shares’ one-month simple average yield was 0.02% as of December 31, 2013. The Fund’s Institutional Shares’ 7-day distribution yield as of December 31, 2013 was 0.03%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.01% and its standardized 7-day effective yield was also 0.01% as of December 31, 2013. The Fund’s Service Shares’ one-month simple average yield was 0.01% as of December 31, 2013. The Fund’s Service Shares’ 7-day distribution yield as of December 31, 2013 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. Please visit our web site at: www.GSAMFUNDS.com to obtain the most recent month-end performance.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein global monetary policy stimulus helped assuage investors’ concerns about the slow-moving U.S. economy and the potential for a financial crisis in the Eurozone. Fiscal policy, global market volatility, Federal Reserve (“Fed”) policy and supply/demand conditions within the repurchase agreement and U.S. Treasury securities markets combined to keep money market yields lower during the Reporting Period.

Macroeconomic data, as well as the trajectory of global economic growth, was mostly positive, with global growth momentum picking up through the Reporting Period. European data improved, with modest increases in the Eurozone’s Purchasing Managers Index (“PMI”) numbers and accelerating expansion in the U.K. Japan’s economy continued to respond broadly positively to its government and central bank policies. U.S. economic data remained in focus as a key determinant of the Fed’s policy outlook.

Early in the Reporting Period, U.S. economic data softened somewhat, despite a strong housing sector. As reported during the first quarter of 2013, fourth quarter 2012 Gross Domestic Product (“GDP”) was much weaker than expected, at -0.1% on the quarter versus the consensus expectation of +1.1%. The contraction was driven by weaker federal defense spending and inventory accumulation, with the former related to the expectation of automatic cuts under the sequester and the latter likely impacted by Hurricane Sandy. While the first revision showed real GDP for the fourth quarter of 2012 up to +0.1%, this was still below revised consensus expectations of +0.5%, as government spending and business inventories continued to be large drags on growth. The U.S. economy added an average of 207,000 jobs during the first quarter of 2013, and the U.S. unemployment rate slid to 6.7%. Additionally, housing sector data continued to beat expectations, with national house prices up 8.1% in January 2013, according to the then-latest Case-Shiller report. The positive trends in labor market and housing data fueled early debate about the possibility the Fed may choose to wind down its asset purchases under its quantitative easing program, dubbed QE3, earlier than anticipated.

Conversely, the Eurozone economy showed further signs of weakening during the first quarter of 2013. The composite PMI, measuring manufacturing and services sector activity, slid further below the 50 threshold separating expansion from contraction to 46.5. Following several months of strong German economic data, IFO Institute for Economic Research and jobs numbers weakened in March 2013. (IFO Institute for Economic Research is a Munich-based research organization; IFO is an acronym for Information and Forschung (research).) The IFO headline reading for business sentiment fell to 106.7 from 107.4 in February 2013. Germany’s manufacturing reading dipped into contraction, at 49. Eurozone unemployment remained at a record 12%. Italy’s elections drove volatility in global markets, as the Center-Left’s failure to gain a majority in the Upper House raised concerns about the prospects for a stable coalition government. Independent ratings agency Fitch downgraded Italy’s sovereign rating by one notch in March

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2013, from A- to BBB+, citing political uncertainty. Later in the month, European leaders agreed to a €10 billion rescue for Cyprus. The deal involved the closure of Laiki Bank and the restructure of Bank of Cyprus, the country’s largest bank. The deal insured only deposits under €100 thousand, and Cypriot officials imposed capital controls to limit withdrawals and international transfers. Elsewhere, Japan’s GDP rose 4.1% on an annualized basis in the first quarter of 2013.

The second quarter of 2013 saw heightened volatility in interest rates in anticipation of the Fed reducing asset purchases later this year. Benchmark yields in the U.S., Europe and Japan rose substantially. In his mid-May 2013 testimony to Congress, Fed Chair Bernanke said the U.S. central bank could begin reducing asset purchases in the next few meetings. The case for the “taper” was supported by more positive economic reports, including better payrolls, consumer confidence and housing data. The Fed meeting and press conference in June 2013 were more hawkish than markets expected, resulting in a sell-off in both U.S. Treasuries and what are considered risk assets, as well as a significant tightening in financial conditions as investors anticipated the potentially earlier end to accommodative monetary policy. The Fed increased its expectations for 2014 and 2015 GDP growth and reduced its unemployment rate forecasts, which resulted in the 6.5% threshold moving into the lower boundary of its 2014 forecast. While inflation expectations were also lowered for 2013, the Fed was largely dismissive of recent softening in inflation, with Bernanke noting it partly reflected “transitory influences.” The U.S. nonfarm payrolls report was stronger than expected again in June 2013, with 195,000 new jobs for the month and an average of 196,000 jobs over the second calendar quarter. The then-latest Case-Shiller index showed national house prices up 2.5% on the month in April 2013, the biggest monthly gain in the index’s history. The U.S. Conference Board consumer confidence index jumped to 81.4 in June 2013, the highest level since January 2008.

European peripherals performed well despite weaker economic data. Italian President Giorgio Napolitano was re-elected and Enrico Letta was named as Prime Minister, easing political uncertainty in Italy. The European Central Bank (“ECB”) cut its main policy rate by 25 basis points to a record low 0.50% in May 2013, citing weak growth and slowing inflation. (A basis point is 1/100th of a percentage point.) While the move was widely anticipated, markets reacted to the ECB’s suggestion it could cut the deposit rate to negative. The Eurozone’s composite PMI of manufacturing and services sector activity rose to 48.7 in June 2013, though the sub-50 reading still indicated contraction. Eurozone unemployment remained at a record high above 12%, with youth unemployment close to 24%. May 2013 consumer prices data showed Eurozone inflation picking up to 1.6% on the year, from 1.4% in May 2013. However, this reading was still well below the ECB’s target of just below 2%, and the core rate, which excludes volatile food and energy prices, held steady at 1.2%.

In April 2013, the Bank of Japan (“BoJ”) announced surprisingly aggressive new easing measures in its first policy meeting since the induction of Governor Haruhiko Kuroda and deputies Kazumasa Iwata and Hiroshi Nakaso. BoJ governors signaled an aggressive policy shift with the announcement of a two-year time horizon to get inflation up to its 2% target. Measures to help the bank achieve this included an increase in Japanese government bond (“JGB”) purchases from ¥4 trillion to ¥7 trillion per month, as well as an expansion of its riskier asset holdings through additional purchases via exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”).

During the third quarter of 2013, the U.S. unemployment rate continued to fall. U.S. data suggested a surge in activity in August 2013, as the non-manufacturing PMI hit a seven-year peak, and the manufacturing index hit its highest point in more than a year. The manufacturing index rose again in September 2013 to 56.2 from 55.7. The Fed unexpectedly chose not to announce a tapering of its asset purchases at its September 18 meeting, catching the markets off guard. The Fed cited insufficient economic conditions and concerns about the impact of fiscal tightening. The U.S. also faced political gridlock over budget financing, which forced the first federal government shutdown in 17 years.

In Europe, economic data continued to strengthen during the third calendar quarter, with its manufacturing PMI reflecting gains for nearly all member states in August 2013. The Eurozone’s September composite PMI of business activity rose to 52.2 in September, its highest level since mid-2011. Despite the improvements, the ECB left the door open to further easing, so liquidity remained sufficient to prevent sharper increases in short-term interest rates. The U.K. economy also showed further signs of strengthening. Its manufacturing PMI touched a 2 1⁄2 year high at 57.2. The International Monetary Fund (“IMF”) upgraded its full-year U.K. growth forecast to 1.9% from 1.5%. The September 22, 2013 German elections handed a third term to Chancellor Angela Merkel.

In China, quarterly data reversed some of the previous quarter’s gloom. Industrial output beat forecasts, and retail sales jumped. Official PMIs ticked up, indicating expansion. In Japan, the government Liberal Democratic Party/New Komeito coalition won the July 21, 2013 upper house elections by a large margin, though not quite a two-thirds majority that would allow the leadership to change the constitution.

During the fourth quarter of 2013, U.S. economic data continued to show strengthening, with little sign of negative impact from the partial federal government shutdown. Manufacturing data pointed to further expansion in December 2013, with the national PMI

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edging back to 57 from a 2013 high of 57.3 in November. The forward-looking new orders subindex of the PMI hit its highest level since April 2010, at 64.2. Consumer confidence rebounded to 78.1 in December 2013 from 72 the prior month. On the housing front, October 2013’s S&P Case-Shiller Index showed house prices up 13.6% year-to-date, on track for a 14% increase for 2013. The Fed announced in December 2013 that it would take its first step in winding down its asset purchases, or tapering its quantitative easing program, in January 2014. The initial reduction would be $10 billion per month, split between U.S. Treasuries and mortgage-backed securities, taking total purchases to $75 billion per month. In other Fed news, the central bank announced changes to its reverse repurchase agreement facility, raising the allotment limit to $3 billion from $1 billion, and reducing the rate paid to 0.03% from 0.05%. On fiscal policy, the House and Senate Budget Committee chairs crafted a two-year budget agreement to replace some cuts made under the sequester with other revenue sources for a net increase in spending. The spending increase is anticipated to be offset by other savings over the next decade. At the end of the calendar year, Congress still needed to pass detailed spending bills or a “continuing resolution” to eliminate the threat of another government shutdown after the government’s spending authority expires on January 15, 2014. (Following the close of the Reporting Period, an omnibus spending bill was passed by Congress and signed into law, averting a shutdown in January and funding the government through October 2014.)

The ECB cut its main policy rate to a record low of 0.25% on November 7, 2013. Policymakers left the deposit rate at zero. The Eurozone’s inflation rate dropped to a four-year low of 0.7% in October 2013 from 1% in September 2013. The composite PMI slipped to 51.9, suggesting the recovery continued into the fourth calendar quarter, but at a slightly slower pace. The ECB stated it sees regional growth rising from 1.1% in 2014 to 1.5% in 2015.

China’s Third Plenum, the 18th Communist Party Central Committee meeting, yielded a substantial package focusing on key reforms, such as deregulation and liberalization of interest rates and its capital account. Its PMI continued to indicate modest expansion in its manufacturing sector during the fourth quarter of 2013.

Finally, it is important to note there were a number of significant developments on the money market reform front during the Reporting Period. On June 5, 2013, the Securities and Exchange Commission (“SEC”) unanimously voted to release for public comment two primary proposals for amendments, or “alternative proposals”, to SEC Rule 2a-7, which regulates most money market funds. The proposals could be adopted alone or in combination. The proposed rule release did not constitute a final rule. Indeed, it may well take many months, if not years, before implementation of any changes.

Alternative one would require prime “institutional” money market funds to operate with a floating net asset value (“NAV”), rather than the current $1.00 stable share price. Alternative two would allow money market funds to continue to operate with a stable share price but would generally require the use of liquidity fees and permit redemption gates in times of stress. If the SEC combined both alternative proposals, prime institutional funds would be required to transact at a floating NAV, and all funds other than government money market funds could be able to impose liquidity fees or redemption gates in certain circumstances. The SEC also recommended additional proposals, including further stress testing, diversification and disclosure measures that would be applied regardless of which of the two alternative proposals were adopted.

Following the 90-day comment period, which ended on September 17, 2013, the SEC moved into — and remained in at the end of the annual period — what is expected to be several months of reviewing comments received and determining whether the proposed regulations should be adopted, revised or rejected. At the end of October 2013, several asset management firms jointly submitted a comment letter to the SEC proposing an alternative approach to the definition of a retail money market fund. At the end of the review period, the proposals may be voted upon by the SEC Commissioners. The SEC would need three of five Commissioners to approve a final rule before it could be released publicly. In a final rule release, the SEC would specify an implementation timeline for any new requirements. The SEC indicated that implementation of any rule proposal would occur in stages, and the process could take from nine months to two years, depending on the particular proposal, from the date the rule is finally adopted. For further details on the rule proposals, see http://www.sec.gov/rules/proposed/2013/33-9408.pdf, and to see comments submitted to the SEC on the rule proposals, see http://www.sec.gov/comments/s7-03-13/s70313.shtml.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. With the targeted federal funds rate near zero throughout the Reporting Period and with the Fed strengthening its forward guidance for continued low rates in conjunction with its decision to begin tapering the monthly pace of its asset purchases beginning in January 2014, money market yields were anchored near the same level with little difference between maturities. Further, the money market yield curve, or spectrum of maturities, was extremely flat during the Reporting Period.

That said, the Fund’s strategy differed as the Reporting Period progressed. During the first quarter of 2013, repurchase agreement (“repo”) rates averaged more than 15 basis points. This provided us with opportunities to extend the Fund’s weighted average

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maturity at the longest end of the money market yield curve, positioning the Fund’s portfolio in a barbelled manner, wherein we invested primarily in overnight repurchase agreements and in securities with one-year maturities. The main factor driving the flatter money market yield curve during the first quarter of 2013 was higher than anticipated U.S. Treasury security supply, particularly in the U.S. Treasury bill market.

As we entered the second quarter of 2013, seasonal supply decreases in U.S. Treasury bill issuance were exacerbated by stronger than expected tax receipts. These factors, along with a more pronounced effect from the ongoing quantitative easing program from the Fed, caused repo rates to move lower and the longer end of the money market yield curve to rally as well. As a result of this change in supply and subsequent yield curve moves, we altered our Fund strategy to a more laddered approach, shifting some cash from what we considered to be the very expensive overnight sector into the three-month and four-month maturity sectors of the yield curve. We also allowed our longer-dated positions to roll down the yield curve.

The Fund’s weighted average maturity throughout the first half of 2013, regardless of the barbelled or laddered strategies being implemented, remained in the 30 to 55 day range.

Through the second half of 2013, the dominant secular themes of continued reserve creation and scarcity of high quality assets remained the key drivers of repo rates, in our view. Repo rates remained in the mid-single digits for most of the third and fourth quarters of 2013. We thus maintained the Fund’s weighted average maturity in the 40 to 55 days range and remained committed to high levels of liquidity in the Fund.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions throughout 2013 did not provide bountiful opportunities to pick up yield, as the interest rate yield curve was extremely flat throughout, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold—to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2012, the Fund’s weighted average maturity was 50 days. During the first quarter of 2013, we maintained the Fund’s weighted average maturity in a 30 to 55 day range. During the second quarter of 2013, we maintained the Fund’s weighted average maturity in a 40 to 55 day range. During the third quarter of 2013, we maintained the Fund’s weighted average maturity in a 45 to 55 day range. During the fourth quarter of 2013, we maintained the Fund’s weighted average maturity in a 40 to 55 day range. Throughout, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s weighted average maturity on December 31, 2013 was 52 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 89 days as of December 31, 2013. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, variable rate demand notes, municipal debt and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight repurchase agreements to securities with one-year maturities. We preferred secured positions to unsecured positions. We particularly made purchases in longer-dated agencies during the Reporting Period when prices declined and we had the opportunity to lock in the higher yields then available.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal

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points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s strategy and weighted average maturity based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

The Fed stated in December 2013 that the progress of its asset purchase tapering will be data dependent, but we expect the Fed will continue trimming at a pace of approximately $10 billion each month, bringing the program to an end around the start of the fourth quarter of 2014. Janet Yellen will chair the next Fed meeting, having been confirmed on January 6, 2014 to replace Chair Ben Bernanke when his term expires at the end of January 2014. President Obama has nominated Stanley Fischer — formerly head of Israel’s central bank and first deputy managing director of the IMF — as the new Vice Chair. Fischer is widely considered to be on the dovish side of the scale in terms of policy view.

Given this new Fed leadership, we believe interest rates are likely to remain low at least through late 2015 or early 2016, with the Fed holding the targeted federal funds rate near zero. Although money market investment flows appear to have stabilized, we expect to keep the Fund conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

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FUND BASICS

SECTOR ALLOCATION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

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Schedule of Investments

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 21.8%
Chariot Funding LLC (JPMorgan Chase Bank N.A., LOC)
$5,000,000	0.301%	02/26/14	$4,997,667
Dexia Credit Local New York Branch
7,000,000	0.471	03/04/14	6,994,334
3,000,000	0.471	03/05/14	2,997,532
Electricite de France
1,000,000	0.553	01/02/15	994,408
1,000,000	0.553	01/06/15	994,347
Gemini Securitization Corp. LLC
5,000,000	0.220	03/25/14	4,997,464
Hannover Funding Co. LLC
10,000,000	0.170	01/13/14	9,999,433
Jupiter Securitization Co. LLC
5,000,000	0.301	03/14/14	4,997,000
5,000,000	0.301	07/17/14	4,991,792
LMA Americas LLC
5,000,000	0.180	01/02/14	4,999,975
Nieuw Amsterdam Receivables Corp.
5,000,000	0.230	01/17/14	4,999,489
Regency Markets No. 1 LLC
7,168,000	0.150	01/21/14	7,167,403
Victory Receivables Corp.
10,000,000	0.160	01/03/14	9,999,911

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$69,130,755

Certificate of Deposit – 1.6%
Citibank, N.A.
$5,000,000	0.220%	03/26/14	$5,000,000

Eurodollar Certificates of Deposit – 3.2%
Credit Industriel et Commercial, New York
$5,000,000	0.280%	01/06/14	$5,000,010
3,000,000	0.275	04/02/14	3,000,114
2,000,000	0.330	05/02/14	2,000,134

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT			$10,000,258

Fixed Rate Municipal Debt Obligations – 3.0%
Cornell University
$2,025,000	4.350%	02/01/14	$2,031,810
New York City, New York GO Series 2011 Subseries I-3
1,000,000	2.070	08/01/14	1,009,395
Regional Transportation Authority, Illinois RB Series 2012 A
1,500,000	1.044	04/01/14	1,502,000

Fixed Rate Municipal Debt Obligations – (continued)
Rutgers State University Series 2013 C (Wachovia Bank, LIQ)
$3,000,000	0.190%	03/03/14	$3,000,000
State of California GO Series 2009-3
1,820,000	5.250	04/01/14	1,841,051

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS			$9,384,256

U.S. Government Agency Obligations – 5.1%
Federal Home Loan Bank
$1,000,000	0.125%	07/01/14	$999,540
3,000,000	0.190	07/11/14	2,999,718
3,000,000	0.245	07/25/14	3,000,000
2,000,000	0.250	07/25/14	2,000,000
1,600,000	0.245	10/07/14	1,600,000
3,500,000	0.200	12/26/14	3,500,000
Overseas Private Investment Corp. (USA)
2,000,000	0.120 (a)	01/07/14	2,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$16,099,258

Variable Rate Municipal Debt Obligations(a) – 20.1%
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Bachenheimer Building Project Series 2002-A-T (FNMA, LIQ)
$865,000	0.150%	01/07/14	$865,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Berkeleyan Project Series 2003-A-T (FNMA, LIQ)
700,000	0.150	01/07/14	700,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Darling Florist Building Project Series 2002-A-T (FNMA, LIQ)
140,000	0.150	01/07/14	140,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for GAIA Building Project Series 2000-A-T (FNMA, LIQ)
100,000	0.150	01/07/14	100,000
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)
1,000,000	0.120 (b)	01/02/14	1,000,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)
950,000	0.120 (b)	01/02/14	950,000
City of Chula Vista, California Industrial Development VRDN RB Putters Series 2013-4370 (JPMorgan Chase Bank N.A., LIQ)
2,250,000	0.260 (b)	01/02/14	2,250,000
Collier County, Florida Housing Finance Authority MF Hsg VRDN RB for Brittany Bay Housing Series 2001-B (FNMA, LIQ)
875,000	0.160	01/07/14	875,000

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Dekalb County, Georgia Development Authority VRDN RB for Emory University Series 1995 B (GO of University)
$4,300,000	0.130%		01/07/14	$4,300,000
Kentucky State Housing Corp. VRDN RB for Overlook Terrace Series 2008-B (FNMA, LIQ)
690,000	0.150		01/07/14	690,000
Los Angeles, California Community College District GO VRDN for Building America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
10,250,000	0.420	(b)	01/07/14	10,250,000
Massachusetts State Housing Finance Agency VRDN RB Series 2009-B (Bank of NY Mellon, LOC)
6,204,000	0.160		01/07/14	6,204,000
New York City, New York GO VRDN Series 2007 Subseries D-4 (Credit Agricole Corporate and Investment Bank, SPA)
250,000	0.090		01/07/14	250,000
New York State Housing Finance Agency VRDN RB Series 2000 B RMKT (FNMA, LIQ)
300,000	0.130		01/07/14	300,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax- Exempt Preferred Series 2010-1 (Deutsche Bank A.G., LIQ)
500,000	0.180	(b)	01/07/14	500,000
Nuveen Municipal Opportunity Fund, Inc. VRDN Tax-Exempt Preferred Series 2010 (Citibank N.A., LIQ)
1,000,000	0.150	(b)	01/07/14	1,000,000
Oglethorpe, Georgia Power Corp. VRDN RB Putters Series 2012 SGT05 (NATL-RE FGIC) (Societe Generale, LIQ)
10,200,000	0.130	(b)	01/02/14	10,200,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2013-DB-1201 (GO of Authority) (Deutsche Bank A.G., LIQ)
1,000,000	0.110	(b)	01/07/14	1,000,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources Series 2003 (GTY AGMT-Flint Hills Resources)
1,500,000	0.060		01/07/14	1,500,000
Puttable Floating Option VRDN RB P-Floats Series 2013-TNP-1005 (Multi-State) (Bank of America N.A., LIQ)
6,320,000	0.450	(b)	01/02/14	6,320,000
Puttable Floating Option VRDN RB P-Floats Series 2013-TNP-1006 (Multi-State) (Bank of America N.A., LIQ)
9,160,000	0.450	(b)	01/02/14	9,160,000
Texas State GO VRDN Refunding for Taxable Veterans’ Land Series 2002 (Landesbank Hessen-Thueringen Girozentrale, SPA)
600,000	0.160		01/07/14	600,000
Texas State GO VRDN Refunding Taxable Series 2010 D RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
1,000,000	0.120		01/07/14	1,000,000
Texas State GO VRDN Refunding Taxable Veterans Series 2010 B RMKT (Sumitomo Mitsui Banking Corp., SPA)
1,000,000	0.120		01/07/14	1,000,000
The Regents of the University of California VRDN RB Taxable Series 2011 Y-2
1,000,000	0.569		07/01/14	1,000,478

Variable Rate Municipal Debt Obligations(a) – (continued)
The Regents of the University of California VRDN RB Taxable Series 2011 Z-1
$1,500,000	0.100%		01/07/14	$1,500,000
Washington State Housing Finance Commission VRDN RB for Eagles Landing Series 2006-B (FNMA, LIQ)
50,000	0.220		01/07/14	50,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$63,704,478

Variable Rate Obligations(a) – 16.8%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.314	%(b)	01/16/15	$5,000,000
Bank of Nova Scotia (The)
5,000,000	0.328		01/23/15	5,000,000
Commonwealth Bank of Australia
3,000,000	0.263	(b)	04/04/14	3,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5,000,000	0.284		09/15/14	5,000,000
Credit Suisse Securities (USA) LLC
5,000,000	0.214		05/01/14	5,000,000
Deutsche Bank AG/New York, NY
5,000,000	0.443		03/18/14	5,000,000
JPMorgan Chase Bank N.A.
8,000,000	0.322		01/07/15	8,000,000
Providence Health & Services (U.S. Bank N.A., SBPA)
800,000	0.130		01/07/14	800,000
Svenska Handelsbanken AB
5,000,000	0.374		01/02/15	5,000,000
Versailles Commercial Paper LLC
5,000,000	0.227	(b)	02/04/14	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.335		01/20/15	2,500,000
Westpac Banking Corp.
4,000,000	0.379	(b)	12/31/14	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$53,300,000

Yankee Certificates of Deposit – 19.0%
Bank of Nova Scotia (The)
$5,000,000	0.240%		07/25/14	$5,000,000
Canadian Imperial Bank of Commerce/New York
5,000,000	0.040		01/02/14	5,000,000
China Construction Bank Corp., New York
6,000,000	0.600		04/11/14	6,000,083
Mitsubishi UFJ Trust & Banking Corp.
5,000,000	0.230		03/14/14	5,000,000
Mizuho Corp. Bank, Ltd.
5,000,000	0.240		03/20/14	5,000,000
5,000,000	0.240		03/24/14	5,000,000
National Bank of Kuwait
4,000,000	0.280		01/27/14	4,000,015
5,000,000	0.280		01/31/14	5,000,000

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Yankee Certificates of Deposit – (continued)
Norinchukin Bank
$5,000,000	0.240%		04/14/14	$5,000,000
Standard Chartered Bank
5,000,000	0.280		05/19/14	5,000,000
Sumitomo Mitsui Banking Corp./New York
5,000,000	0.230		01/16/14	5,000,000
5,000,000	0.220		03/05/14	4,999,956

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$60,000,054

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$286,619,059

Repurchase Agreements(c) – 9.8%
ABN Amro Funding (USA) LLC
$1,000,000	0.260	%(a)	01/07/14	$1,000,000
Maturity Value: $1,000,051
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $1,079,999.

BNP Paribas Securities Corp.
2,000,000	0.430		01/02/14	2,000,000
Maturity Value: $2,000,048

Collateralized by various asset backed obligations, 0.000% to
3.688%, due 11/07/18 to 01/25/22 and various corporate
security issuers, 4.875% to 11.875%, due 11/10/14 to 10/02/23.
The aggregate market value of the collateral, including accrued interest, was $2,325,126.

5,000,000	0.380		01/07/14	5,000,000
Maturity Value: $5,000,369
Collateralized by various corporate security issuers, 0.500% to 5.750%, due 11/01/14 to 12/15/20. The aggregate market value of the collateral, including accrued interest, was $5,500,001.

ING Financial Markets LLC
5,000,000	0.130		01/02/14	5,000,000
Maturity Value: $5,000,036
Collateralized by various corporate security issuers, 6.450% to 8.750%, due 04/01/22 to 02/01/24. The aggregate market value of the collateral, including accrued interest, was $5,253,761.

Joint Repurchase Agreement Account III
18,100,000	0.035		01/02/14	18,100,000
Maturity Value: $18,100,035

TOTAL REPURCHASE AGREEMENTS				$31,100,000

TOTAL INVESTMENTS – 100.4%				$317,719,059

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%				(1,289,811)

NET ASSETS – 100.0%				$316,429,248

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2013.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At December 31, 2013, these securities amounted to $59,630,000 or approximately 18.8% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on December 31, 2013. Additional information on Joint Repurchase Agreement Account III appears on page 11.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FGIC	— Insured by Financial Guaranty Insurance Co.
FNMA	— Insured by Federal National Mortgage Association
GO	— General Obligation
GTY AGMT	— Guaranty Agreement
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MF Hsg	— Multi-Family Housing
NATL-RE	— National Reinsurance Corp.
RB	— Revenue Bond
RMKT	— Remarketed
SBPA	— Standby Bond Purchase Agreement
SPA	— Standby Purchase Agreement
SPEARS	— Short Puttable Exempt Adjustable Receipts
VRDN	— Variable Rate Demand Notes

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2013, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 2, 2014, as follows:

Principal Amount	Maturity Value	Collateral Value
$18,100,000	$18,100,035	$18,567,392

REPURCHASE AGREEMENTS — At December 31, 2013, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.040%	$8,095,847
Crédit Agricole Corporate and Investment Bank	0.030	5,782,747
Wells Fargo Securities, LLC	0.030	4,221,406
TOTAL		$18,100,000

At December 31, 2013, the Joint Repurchase Agreement Account III was fully collateralized by cash and the following securities:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.260%	11/21/16
Federal Home Loan Bank	1.000 to 4.875	12/12/14 to 06/27/17
Federal Home Loan Mortgage Corp.	0.000 to 7.000	03/31/14 to 08/01/43
Federal National Mortgage Association	0.375 to 7.125	03/13/14 to 12/01/43
Government National Mortgage Association	4.000 to 5.000	06/15/39 to 02/20/42
Tennessee Valley Authority	3.500	12/15/42
U.S. Treasury Note	0.250 to 0.375	05/31/15 to 07/31/15

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments based on amortized cost	$286,619,059
Repurchase agreements based on amortized cost	31,100,000
Cash	88,461
Receivables:
Interest	154,852
Fund shares sold	84,700
Reimbursement from investment adviser	55,088
Other assets	1,963
Total assets	318,104,123

Liabilities:
Payables:
Fund shares redeemed	1,513,760
Amounts owed to affiliates	82,332
Accrued expenses	78,783
Total liabilities	1,674,875

Net Assets:
Paid-in capital	316,428,995
Accumulated net realized gain from investments	253
NET ASSETS	$316,429,248
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$25,006
Service Shares	316,404,242
Total Net Assets	$316,429,248
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	25,006
Service Shares	316,403,970

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:

Interest	$924,155

Expenses:
Distribution and Service fees - Service Shares	848,019
Management fees	695,389
Professional fees	96,730
Transfer Agent fees(a)	67,843
Printing and mailing costs	61,143
Custody, accounting and administrative services	20,298
Trustee fees	19,973
Other	22,799
Total expenses	1,832,194
Less — expense reductions	(918,923)
Net expenses	913,271
NET INVESTMENT INCOME	10,884
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	10,065
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,949

(a) Institutional and Service Shares had Transfer Agent fees of $1 and $67,842, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$10,884	$9,247
Net realized gain from investment transactions	10,065	4,734
Net increase in net assets resulting from operations	20,949	13,981

Distributions to shareholders:
From net investment income:
Institutional Shares(a)	(2)	—
Service Shares	(10,882)	(9,247)
From net realized gains:
Institutional Shares(a)	—	—
Service Shares	(9,812)	(4,734)
Total distributions to shareholders	(20,696)	(13,981)

From share transactions (at net assets value of $1.00 per share):
Proceeds from sales of shares	123,203,209	315,283,256
Reinvestment of distributions	20,696	13,981
Cost of shares redeemed	(164,340,353)	(101,924,898)
Net increase (decrease) in net assets resulting from share transactions	(41,116,448)	213,372,339
TOTAL INCREASE (DECREASE)	(41,116,195)	213,372,339

Net assets:

Beginning of year	357,545,443	144,173,104
End of year	$316,429,248	$357,545,443

(a)	Commenced operations on October 16, 2013.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)	Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2013 - Institutional(d)	$1.00	$—	(e)	$—	(e)	$1.00	0.01%	$25	0.24	%(f)	0.36	%(f)	0.04	%(f)
2013 - Service	1.00	—	(e)	—	(e)	1.00	0.01	316,404	0.28		0.55		—	(g)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Service	1.00	—	(e)	—	(e)	1.00	0.01	357,545	0.35		0.53		—	(g)
2011 - Service	1.00	—	(e)	—	(e)	1.00	0.01	144,173	0.30		0.66		0.01
2010 - Service	1.00	—	(e)	—	(e)	1.00	0.01	123,365	0.33		0.68		—	(g)
2009 - Service	1.00	0.002	(h)	(0.002	)(h)	1.00	0.15	143,347	0.53		0.77		0.15

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Commenced operations on October 16, 2013.
(e)	Amount is less than $0.0005 per share.
(f)	Annualized.
(g)	Amount is less than 0.005% of average net assets.
(h)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012, were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$20,696	$13,956
Net long-term capital gains	—	25
Total taxable distributions	$20,696	$13,981

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income — net	$253

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statement of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or results of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

At December 31, 2013, the Fund’s investments in repurchase agreements were all subject to enforceable MRAs. Repurchase agreements on a net basis were as follows:

Repurchase Agreements
Total gross amount presented in Statements of Assets and Liabilities	$31,100,000
Non-cash Collateral offsetting(1)	(31,100,000)
Net Amount(2)	$—

(1)	At December 31, 2013 the value of the collateral exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Amortized Cost Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Fund. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2013, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2013

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Service Shares’ average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least October 16, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2013, GSAM reimbursed $198,011 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which resulted in a reduction of $23 of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2013, Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of distribution and service plan fees and the transfer agent fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares			Service Shares
Fee/Expense Type	Contractual rate, if any		Ratio of net expenses to average net assets for the period October 16, 2013 to December 31, 2013*	Contractual rate, if any		Ratio of net expenses to average net assets for the fiscal year ended December 31, 2013
Management Fee	0.21	%(a)	0.21	0.21	%(a)	0.21
Distribution and Service Fees	N/A		N/A	0.25		0.04
Transfer Agency Fees	0.02		0.02	0.02		0.02
Other Expenses	—		0.01	—		0.01
Net Expenses			0.24%			0.28%

*	Annualized.
(a)	Unrounded contractual rate is 0.205%.

N/A — Fees not applicable to respective share class.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2013, Goldman Sachs waived $720,221 and $668 in distribution and service fees, and transfer agent fees, respectively.

As of December 31, 2013, the amounts owed to affiliates of the Fund were $56,373, $20,659, and $5,300 for management, distribution and service fees, and transfer agent fees, respectively.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the period ended December 31, 2013, the purchase and sale transactions for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act were $27,322,746 and $22,189,690, respectively.

As of December 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Fund.

G.  Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Fund did not have any borrowings under the facility.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2013

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012
Institutional Shares(a)
Shares sold	25,004	—
Reinvestment of distributions	2	—
Shares redeemed	—	—
	25,006	—
Service Shares
Shares sold	123,178,205	315,283,256
Reinvestment of distributions	20,694	13,981
Shares redeemed	(164,340,353)	(101,924,898)
	(41,141,454)	213,372,339
NET INCREASE (DECREASE) IN SHARES	(41,116,448)	213,372,339

(a)	Commenced operations on October 16, 2013.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Money Market Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations have not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses —Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 (or commencement of operations date) through December 31, 2013.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value 12/31/13		Expenses Paid for the 6 months Ended 12/31/13*
Institutional Shares[1]
Actual	$1,000.00	$1,000.07		$0.48
Hypothetical 5% return	1,000.00	1,024.04	+	1.18
Service Shares
Actual	1,000.00	1,000.03		1.30
Hypothetical 5% return	1,000.00	1,023.90	+	1.32

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.23% and 0.26% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

[1]	Commenced operations on October 16, 2013.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposals below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

At the Meeting, the Goldman Sachs VIT Money Market Fund voted to change the Fund’s concentration policy to permit (but not require) the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. Banks and U.S. Branches or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations.

	For	Against	Withheld
Goldman Sachs VIT Money Market Fund	298,911,574.647	17,615,676.669	18,672,401.394

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2014 Goldman Sachs. All rights reserved.

VITMMAR14/121741.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund*

Annual Report

December 31, 2013

*	Formerly, Goldman Sachs Government Income Fund. Effective at the close of business April 30, 2013, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. Performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the 12 months ended December 31, 2013 (the “Reporting Period”), U.S. equities recorded strong gains, while U.S. fixed income markets generally declined.

Equity Markets

The U.S. equity market focused during much of the Reporting Period on the Federal Reserve (“Fed”), following Fed Chair Ben Bernanke’s announcement in mid-May 2013 that the U.S. central bank would soon begin to taper the pace of its quantitative easing asset purchases. The rally in the U.S. equity market during the first several months of 2013 came to a virtual halt with this announcement. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering its asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Importantly, more robust consumption accounted for most of the upward revision. Strong and seemingly sustained momentum in the housing market was one of the biggest drivers of improved sentiment on the economy. The labor market also improved late in the year, with the unemployment rate dropping to 6.7% by December 2013. Amidst this better economic news, the Standard &Poor’s® 500 Index (the “S&P® 500 Index”) made record highs in December 2013. Indeed, the S&P® 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P® 500 Index closed the year with a new high was in 1999.

All segments of the U.S. equity market advanced robustly during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Fixed Income Markets

When the Reporting Period began in January 2013, risk appetite in the fixed income markets was supported by a last-minute deal on the fiscal cliff, as U.S. lawmakers agreed to extend the Bush-era tax cuts for all but the highest income earners. Spread, or non-U.S. Treasury, fixed income sectors rallied, and the yields on U.S. Treasury securities rose. This trend reversed itself during February 2013, as market volatility increased, primarily on worries about U.S. fiscal policy gridlock and Italy’s elections. In March 2013, tensions resurfaced in the Eurozone, with Cyprus’ bailout by Euro-area finance ministers raising the prospect of a tax on bank deposits, prompting fears of a more widespread run on European banks. As investors grew more defensive, U.S. Treasury yields declined. Spread sectors remained relatively firm. In the U.S., Congress chose to not act on the automatic spending cuts known as the sequester, allowing them to start taking effect.

In April 2013, spread sectors performed well globally, as investors sought yield in an artificially low rate environment. However, in May 2013, the strengthening trend of U.S. economic data prompted the Fed to signal a possible wind-down of its asset purchases later in the year. The prospect of the Fed tightening policy produced a global uptick in volatility across the fixed income spectrum, causing interest rates to rise and spreads, or yield differentials between bonds of comparable maturities, to widen.

MARKET REVIEW

Market volatility drove global bond yields higher early in the third quarter of 2013 on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Bernanke and the risk of a military intervention in Syria. Markets stabilized mid-quarter. Interest rates rose and spread sectors rallied on the Fed’s decision at its September meeting to not start reducing its asset purchases yet. Also during the third calendar quarter, global economic growth momentum showed improvement, with broad-based expansion in manufacturing. The Eurozone emerged from recession, and China’s economy stabilized on increased investment.

At the beginning of the fourth quarter of 2013, a political stalemate over U.S. federal government funding led to a 16-day partial government shutdown. The stalemate raised doubts about the prospect of an agreement to raise the debt ceiling in mid-October 2013.

Ultimately, however, lawmakers extended the government’s borrowing authority to February 2014, though many observers believed the shutdown and debt ceiling debate could weigh on the economy in the near term. Overall, during the fourth calendar quarter, U.S. Treasury yields increased on improving economic data and, in December, on the Fed’s decision to trim its asset purchases. The Fed announced that starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each, cutting its total monthly asset purchases from $85 billion to $75 billion.

Looking Ahead

Equity Markets

While equity markets have rallied substantially since March 2009, underlying economic growth has actually been slow and uneven. The global macroeconomic challenges and uncertainties in recent years had dampened the confidence and sentiment of investors and company managements alike. We believe mindsets are now changing as economic growth improves and several negative factors fade. Looking forward, then, we expect more companies to be rewarded for increasing capital expenditures, research and development spending, merger and acquisition activity and hiring, rather than for keeping excessive cash on balance sheets and paying dividends.

We expect the anticipated acceleration in economic growth to drive strong corporate earnings growth, particularly in the developed markets. With most developed markets trading near historical average valuations at the end of the Reporting Period, we believe earnings growth will likely be the main driver of equity performance going forward. As such, not all areas of the market are likely to participate to the same extent. At the end of the Reporting Period, we favored many innovative industries in the information technology, health care and industrials sectors and had select exposure in the financials sector. Should we indeed move into a phase of economic growth, we are more cautious on areas of the market that related to the previous economic environment, such as commodity-related industries and yield-oriented sectors.

The greatest risk to our view comes from anything that negatively impacts confidence and sentiment and that hinders growth momentum. For example, we believe a pause in reforms of the Japanese economy or in the European banking system or a return to partisan gridlock in the U.S. government might impact our view. While we believe that central banks tightening too quickly would be a negative for the equity markets as well, a modest increase in interest rates is consistent with improving economic growth and would not be a risk to our view.

Fixed Income Markets

The global economy maintained its momentum through the second half of 2013, and we believe the implications for 2014 are positive. Leading indicators point to strengthening growth in each of the world’s major economies. For the first time since the financial crisis, we see broad global participation in the economic recovery and relatively low risk of relapse. The prospects for much stronger progress in the near term vary, however, and we believe they are strongest in the U.S. Despite the Fed’s reduction of its asset purchases, U.S. monetary policy remains highly stimulative and well behind the economic and market cycles. In 2014, we expect to see U.S. economic growth finally rising above trend, as the benefits of the housing market recovery flow to the rest of the economy and particularly to the labor market.

MARKET REVIEW

In this environment, we favor fixed income assets geared to economic growth and are wary of those more dependent on liquidity. Global monetary policy remains highly accommodative, but with the Fed tapering its asset purchases, we believe the liquidity super-cycle has peaked. We have a negative bias on assets that have benefited directly from Fed stimulus, including U.S. Treasury securities and agency mortgage-backed securities. We think the Fed’s reduction in asset purchases will have a smaller effect on other fixed income asset classes, as the markets have had time to adjust and the Fed has emphasized that tapering does not mean a hike in short-term interest rates. Policymakers’ most dovish projections put the first interest rate hike in 2016, but we think a faster than anticipated decline in unemployment may force the Fed to act well before then.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of –1.35%. This return compares to the –2.02% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period. For the period since their inception on April 30, 2013 through December 31, 2013, the Fund’s Institutional Shares generated a cumulative total return of –2.13% compared to the 0.43% cumulative total return of the Barclays Index.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy added to relative returns. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. The Fund also benefited from our bottom-up individual issue selection within the collateralized and corporate bond sectors. In addition, the Fund’s tactical duration and U.S. yield curve positioning contributed positively to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

The Fund was hurt during the Reporting Period by our bottom-up issue selection among U.S. government/agency bonds.

Which fixed income market sectors most affected Fund performance?

During the Reporting Period, as spread sectors performed well on improving economic conditions, the Fund benefited from its overweight relative to the Barclays Index in corporate credit risk and from its exposure to non-agency mortgage-backed securities. Because we believed reduced Federal Reserve (“Fed”) purchases of mortgage-backed securities could be a negative for the sector, the Fund was also generally underweight relative to the Barclay’s Index in agency mortgage-backed securities. This tactical positioning contributed positively to relative results during the Reporting Period.

The Fund benefited from issue selection within the collateralized sector, particularly among agency pass-through mortgage-backed securities with a “down in coupon” bias (that is, a bias toward securities with lower coupons) and non-agency adjustable rate mortgages (“ARMs”). (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund also benefited from issue selection among industrial and financial corporate bonds. Its currency exposures further enhanced results.

During the Reporting Period, issue selection amongst government/agency securities had a negative impact on Fund performance. In addition, our issue selection of collateralized loan obligations detracted.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its relative returns during the Reporting Period. The Fund generally had a short duration position, which added to performance as interest rates increased. During the Reporting Period overall, the five-year U.S. Treasury yield rose 103 basis points; the 10-year U.S. Treasury yield rose 129 basis points; and the 30-year U.S. Treasury yield rose 104 basis points. (A basis point is 1/100th of a percentage point.)

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In response to market volatility during the middle of the Reporting Period, we temporarily reduced the Fund’s overweight in corporate credit risk compared to the Barclays Index. By the end of the Reporting Period, we had once again increased the Fund’s overweight in corporate credit risk to the higher end of our target range relative to the Barclays Index. We took advantage of the sell-off in emerging markets debt during the second quarter of 2013, following Fed suggestions about potential tapering, to increase the Fund’s exposure to that sector. Also during the Reporting Period, we shifted the Fund from an overweight in agency mortgage-backed securities to an underweight position relative to the Barclays Index. In addition, during the Reporting Period, we purchased long-maturity municipal bonds, which were trading at significant discounts to U.S. Treasury securities.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities and agency mortgage-backed securities relative to the Barclays Index. It was overweight quasi-government bonds, asset-backed securities, commercial mortgage-backed securities, non-agency mortgage-backed securities and investment grade corporate bonds compared to the Barclays Index. In addition, the Fund had exposure to covered bonds, emerging markets debt and municipal bonds.

FUND BASICS

Core Fixed Income Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Institutional	N/A	N/A	(2.13)%	4/30/13
Service	(1.35)%	6.71%	4.36	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods of less than one year. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.58%
Service	0.67	0.83

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees and applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	N/A	N/A	-2.13%*
Service (Commenced January 9, 2006)	-1.35%	6.71%	4.36%

*	Represents cumulative total returns.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 31.83%. This return compares to the 32.39% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P® 500 Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P® 500 Index were the strongest contributors to the Fund’s performance?

All 10 sectors in the S&P® 500 Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P® 500 Index and to the Fund were consumer discretionary, health care and industrials. The largest sector by weighting in the S&P® 500 Index at the end of the Reporting Period was information technology at a weighting of 18.63%. The industries with the strongest performance in terms of total return were office electronics; biotechnology; Internet and catalog retail; airlines; and leisure equipment and products.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P® 500 Index and to the Fund were financials, health care and information technology. The industries with the strongest performance on the basis of impact were oil, gas and consumable fuels; pharmaceuticals; diversified financial services; media; and insurance.

Which sectors and industries in the S&P® 500 Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were telecommunication services, utilities and energy. The weakest performing industries in terms of total return were real estate investment trusts; metals and mining; electric utilities; diversified telecommunication services; and wireless telecommunication services.

On the basis of impact, the weakest performing sectors were telecommunication services, utilities and materials. The weakest performing industries were metals and mining; construction materials; real estate management and development; thrifts and mortgage finance; and building products.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Google, Microsoft, General Electric, Johnson & Johnson and Exxon Mobil. The weakest performers were Newmont Mining, Intuitive Surgical, CenturyLink, Edwards Lifesciences and Teradata.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

What changes were made to the makeup of the S&P® 500 Index during the Reporting Period?

Nineteen stocks were removed from the S&P® 500 Index during the Reporting Period. They were Federated Investors, Big Lots, MetroPCS Communications, Coventry Health Care, Dean Foods, H.J. Heinz, First Horizon National, Apollo Group, Sprint Nextel, BMC Software, Advanced Micro Devices, SAIC, Dell, NYSE Euronext, J.C. Penney, Molex, Abercrombie & Fitch, JDP Uniphase and Teradyne.

There were also 19 additions to the S&P® 500 Index during the Reporting Period. They were AbbVie, PVH, Regeneron Pharmaceuticals, Macerich, Kansas City Southern, General Motors, Zoetis, News Corporation, Nielsen Holdings, Delta Air Lines, AMETEK, Vertex Pharmaceuticals, Transocean, Michael Kors Holdings, Allegion, General Growth Properties, Alliance Data Systems, Facebook and Mohawk Industries.

FUND BASICS

Equity Index Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Service	31.83%	17.59%	6.61%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.72%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.0%	Technology Hardware & Equipment
Exxon Mobil Corp.	2.7	Energy
Google, Inc. Class A	1.9	Software & Services
Microsoft Corp.	1.7	Software & Services
General Electric Co.	1.7	Capital Goods
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	1.4	Energy
The Procter & Gamble Co.	1.3	Household & Personal Products
JPMorgan Chase & Co.	1.3	Diversified Financials
Wells Fargo & Co.	1.3	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	31.83%	17.59%	6.61%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 32.20%. This return compares to the 35.74% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period. For the period since their inception on April 30, 2013 through December 31, 2013, the Fund’s Institutional Shares generated a cumulative total return of 19.73% compared to the 18.34% cumulative total return of the Russell Index.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s Service Shares underperformed the Russell Index largely because of stock selection.

Which equity market sectors contributed to Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, security selection in the industrials, information technology and consumer discretionary sectors detracted from the Fund’s relative performance. Stock picks in the financials, materials and energy sectors contributed positively to Fund results.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s relative returns were positions in Equinix, a leading data center solutions company; Rackspace Hosting, a leading provider of managed hosting and cloud computing services; and ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer.

Shares of Equinix declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will more closely evaluate how it defines a REIT and how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. Equinix’s stock also declined during the Reporting Period on concerns that the company’s data centers are seeing increased pricing pressure from competitors. We believe that Equinix remains well positioned as a market leader in data center and co-location services and that its unique assets could continue to command a premium lease rate relative to its peers, which is highlighted by its solid third quarter 2013 results. Importantly, Equinix’s customer churn, or turnover, and pricing have improved. At the end of the Reporting Period, we also believed Equinix was well positioned to benefit from secular growth trends, including growth in cloud computing, Internet traffic and enterprise outsourcing and rising demand for optimized network performance.

Rackspace Hosting reported disappointing results in its fiscal first quarter, with the slowdown in sales growth highlighting the company’s challenges in gaining traction with its new cloud offering and more specifically, its transitioning of large enterprise customers to the new cloud offering. The company also indicated it would have to spend more to acquire new customers. While we continue to believe Rackspace Hosting may benefit as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we grew concerned that the company’s transition to the new cloud platform was taking longer than anticipated. As a result, we eliminated the position in favor of higher conviction ideas.

ARIAD Pharmaceuticals has developed two drug assets — Iclusig, approved for the treatment of chronic myeloid leukemia and another drug, still in development, for the treatment of lung cancer. In October 2013, ARIAD Pharmaceutical’s stock fell after the Food and Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, due to the risk of blood clots among participants. Subsequently, ARIAD Pharmaceuticals halted the phase 3 trial and active marketing of Iclusig. Given this

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

material setback, we exited the Fund’s position during October 2013 in favor of other opportunities with what we believed to be more attractive risk/return profiles.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its positions in Pandora, a leading Internet radio service provider; Deckers Outdoor, a footwear and apparel designer; and Vertex Pharmaceuticals, a biotechnology company.

Pandora’s stock appreciated on higher than expected subscription revenue growth. Its share price was also bolstered by the company’s estimates that in 2013, one third of all new cars — more than 100 vehicle models — sold in the U.S. will have Pandora installed. If so, Pandora could gain a share of car listeners, potentially driving up its listening hours per user. The stock also benefited from the announcement of a new chief executive officer. At the end of the Reporting Period, we believed Pandora was well positioned to gain market share within the terrestrial radio market and should continue to grow its active user base as it builds its advertising sales force. In our opinion, Pandora’s differentiated business model, first-mover advantage and strong brand recognition also support sustainable growth.

Deckers Outdoor added to relative performance during the Reporting Period, particularly in the fourth quarter of 2013, as colder weather drove optimism that the company would report better results in early 2014. In our opinion, the market was beginning to realize that Deckers Outdoor is more likely to meet and potentially beat earnings expectations in the important winter selling season. At the end of the Reporting Period, we believed Deckers Outdoors was well positioned for long-term growth, as the Ugg brand is transforming into a global lifestyle brand and the company is expanding its product line-up and store count.

Shares of Vertex Pharmaceuticals spiked in April 2013 after the release of supportive trial data on one of the cystic fibrosis drugs it had in development, making regulatory approval of the treatment more likely. At the end of the Reporting Period, we believed Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its total available market through its cystic fibrosis franchise. We also thought the market underestimated the value of Vertex Pharmaceutical’s hepatitis-C franchise, which we believe could ultimately lead to a higher stock price. In our opinion, Vertex Pharmaceuticals has a robust pipeline of new treatments and maintains a healthy balance sheet that should help it fund research on additional therapies.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a position in L Brands, formerly known as Limited Brands. The specialty fashion retailer owns two flagship brands, Victoria’s Secret and Bath & Body Works. In our view, the company is focused on three key initiatives that should drive growth going forward — growth in Victoria’s Secret’s U.S. square footage, international expansion and expansion of operating margins through supply chain improvements that should lead to shorter lead times and allow stores to keep products fresh and reduce markdowns. At the beginning of the Reporting Period, we took advantage of share price weakness to establish a position in what we consider to be this high quality company with strong long-term growth potential.

During the Reporting Period, we established a position in Sensata Technologies, the market leader in providing sensors (mechanical devices that sense heat, pressure, etc.) to the global auto industry. We believe Sensata Technologies has a strong competitive position in a niche market and should benefit as auto manufacturers increase production and are required to improve emissions monitoring systems. The company’s results had been depressed due to the economic slowdown in Europe, and we took advantage of its weakness to initiate a position in this company that we believe to have compelling growth prospects at an attractive valuation.

As mentioned above, we eliminated the Fund’s position in Rackspace Hosting, a leading provider of managed hosting and cloud computing services. Throughout the Reporting Period, Rackspace Hosting had difficulty gaining traction with its new cloud offering, which led to a slowdown in sales growth. In addition, we recognized there were many new entrants into the cloud computer space — some of which are large, established competitors — that we believed could push down Rackspace Hosting’s stock price.

During the Reporting Period, we exited the Fund’s position in Crown Castle International, as we sought to consolidate the Fund’s exposure to the wireless tower industry. The Fund has sizable existing positions in American Tower and Equinix, two companies that are exposed to similar trends as Crown Castle International but in which we have greater conviction for their long-term growth prospects.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

In keeping with its investment process, the Fund did not use derivatives during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

In April 2013, Scott Kolar, a co-lead portfolio manager, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Alongside Steve Barry, the lead portfolio managers for the Fund are Jeff Rabinowitz and Craig Glassner.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the financials, health care and telecommunication services sectors. The Fund had smaller weightings than the Russell Index in the industrials, information technology, consumer discretionary and utilities sectors. It was relatively neutral compared to the Russell Index in the consumer staples and energy sectors at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Institutional	N/A	N/A	19.73%	4/30/13
Service	32.20%	23.46%	9.59	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.99%	1.14%
Service	1.15	1.39

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business
CBRE Group, Inc. Class A	2.6%	Real Estate
SBA Communications Corp. Class A	2.5	Telecommunication Services
Equinix, Inc.	2.2	Software & Services
PVH Corp.	2.2	Consumer Durables & Apparel
L Brands, Inc.	2.2	Retailing
C. R. Bard, Inc.	2.2	Health Care Equipment & Services
Agilent Technologies, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Dollar General Corp.	2.1	Retailing
MSCI, Inc.	1.9	Diversified Financials
Cameron International Corp.	1.9	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees and applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	N/A	N/A	19.73%*
Service (Commenced January 9, 2006)	32.20%	23.46%	9.59%

*	Represents cumulative total returns.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Effective after the close of business on April 30, 2013, the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Income Fund was renamed and repositioned as the Goldman Sachs Variable Insurance Trust — Goldman Sachs High Quality Floating Rate Fund (the “Fund”). At the same time, the Fund’s performance benchmark was changed from the Barclays Government/Mortgage Index (the “Barclays Index”) to the BofA ML Three-Month U.S. Treasury Bill Index (the “BofA Index”), which the Investment Adviser believes is a more appropriate benchmark against which to measure the Fund’s performance in light of changes to the Fund’s investment strategies. The performance information reported below is the combined performance of the Fund, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 0.40%. This return compares to the 0.07% average annual total return of the Fund’s new benchmark, the BofA Index. To compare, the Fund’s former benchmark, the Barclays Index, generated a –2.10% average annual total return during the same time period. For the period since their inception on April 30, 2013 through December 31, 2013, the Fund’s Institutional Shares generated a cumulative total return of 0.50% compared to the 0.03% cumulative total return of the BofA Index and the –2.69% cumulative total return of the Barclays Index.

How did the Fund’s investment strategy change as a result of its renaming and repositioning at the end of business on April 30, 2013?

The Fund’s investment objective changed from seeking “a high level of current income, consistent with safety of principal” to seeking “a high level of current income, consistent with low volatility of principal.” The Fund, which formerly invested primarily in U.S. government securities, focuses, effective after the close of business on April 30, 2013, on high quality floating rate or variable rate obligations.

What key factors had the greatest impact on the Fund’s performance between January 1, 2013 and April 30, 2013 (“the initial part of the Reporting Period”)?

During the initial part of the Reporting Period, the Fund’s duration and yield curve positioning detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Contributing positively was our bottom-up individual issue selection in the collateralized sector. Our top-down cross-sector strategy also enhanced returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index.

Which fixed income market sectors helped or hurt Fund performance during the initial part of the Reporting Period?

Issue selection within the collateralized sector added the most to relative performance during the initial part of the Reporting Period. In particular, the Fund benefited from our focus on mortgage pass-through securities, specifically those with lower coupons. We consider lower coupon mortgage pass-through securities less susceptible to prepayment risk. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Our issue selection among agency collateralized mortgage obligations (“CMOs”) also contributed positively. Detracting from the Fund’s relative returns was our issue selection of government and agency securities, particularly selection of Fannie Mae agency bonds and Tennessee Valley Authority (“TVA”) agency bonds. In addition, our selection of U.S. Treasury futures dampened Fund performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Within our cross-sector strategy, the Fund’s underweight relative to the Barclays Index in agency debentures was advantageous. However, the Fund’s exposure to U.S. swap spreads detracted from relative results. (A swap spread is the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity.)

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the initial part of the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from its relative performance during the initial part of the Reporting Period. The Fund was hurt by its underweight positions in the seven-year, 10-year and 20-year segments of the U.S. Treasury yield curve when yields increased during February 2013. This performance was somewhat offset by the positive contribution of the Fund’s steepening bias in the three-year and five-year segments of the U.S. Treasury yield curve. U.S. Treasury yields declined during the initial part of the Reporting Period, with the five-year U.S. Treasury yield dropping five basis points; the 10-year U.S. Treasury yield falling eight basis points; and the 30-year U.S. Treasury yield declining seven basis points. (A basis point is 1/100th of a percentage point.)

Were there any notable changes in the Fund’s weightings during the initial part of the Reporting Period?

We shifted the Fund from a neutral duration position relative to the Barclays Index to a comparatively short duration position at the end of March 2013 and then to a more modest short duration position relative to the Barclays Index by the end of the initial part of the Reporting Period. We also increased the Fund’s long volatility positioning, accomplished through swaptions, during the initial part of the Reporting Period.

How was the Fund positioned relative to the Barclays Index at the end of the initial part of the Reporting Period?

At the end of the initial part of the Reporting Period, the Fund was significantly underweight U.S. government securities relative to the Barclays Index. It had investments in quasi-government bonds, asset-backed securities (“ABS”), agency CMOs and pass-through mortgage securities, none of which are represented in the benchmark.

What key factors had the greatest impact on the Fund’s performance between April 30, 2013 and December 31, 2013 (“the latter part of the Reporting Period”)?

During the latter part of the Reporting Period, bottom-up issue selection of investment grade corporate bonds detracted most from relative performance. Our top-down cross-sector strategy also hurt results. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the BofA Index.

On the positive side, the Fund’s duration and yield curve positioning added to results. In addition, the Fund benefited from our issue selection in the collateralized sector and among government/agency bonds.

Which fixed income market sectors helped or hurt Fund performance during the latter part of the Reporting Period?

Within our cross-sector strategy, the Fund’s positioning in non-agency mortgage-backed securities and in ABS detracted from relative results. More specifically, the Fund’s marginal overweight in non-agency mortgage-backed securities dampened performance, particularly in June 2013 as the possibility of Fed tapering posed a threat to market liquidity. The Fund’s overweight in ABS detracted as spreads, or yield differentials between ABS and comparable U.S. Treasury securities, widened in sympathy with interest rates. In addition, the Fund was hampered by bottom-up issue selection of investment grade corporate bonds. Individual issue selection of agency debentures and agency adjustable-rate mortgage-backed securities (“ARMs”) also proved negative for performance. ARMs underperformed fixed-rate mortgage-backed securities during May and June 2013, largely because of the Fed’s lack of participation in the ARMs market.

The Fund benefited from our individual issue selection in the collateralized sector, particularly an underweight in agency multi-family mortgage-backed securities. Also, issue selection among U.S. Treasury securities and U.S. Treasury futures added to performance.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the latter part of the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning added to its relative performance during the latter part of the Reporting Period. Most of the positive return was attributable to the Fund’s underweight positions relative to the BofA Index in the three-year, five-year, 10-year and 20-year segments of the U.S. Treasury yield curve, as core government bond markets sold off.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

These results were partially offset by the Fund’s small overweighted position relative to the BofA Index in the five-year segment of the U.S. Treasury yield curve during May 2013. As economic data improved throughout the Reporting Period, investors speculated on the timing of Fed tapering of its asset purchase program. Interest rates decreased after the Fed decided in September 2013 that it would not yet taper. Subsequently, the case for tapering was supported by positive economic reports, leading the Fed to announce after its December 2013 policy meeting a reduction of asset purchases beginning in January 2014. U.S. Treasury yields rose in the latter part of the Reporting Period, with the five-year U.S. Treasury yield climbing 106 basis points; the 10-year U.S. Treasury yield rising 136 basis points; and the 30-year U.S. Treasury yield increasing 109 basis points.

Were there any notable changes in the Fund’s weightings during the latter part of the Reporting Period?

In the latter part of the Reporting Period, as the Fund’s investment strategy changed, we reduced its allocations to U.S. Treasury securities and agency securities and increased its allocations to mortgage-backed securities and ABS. More specifically, we increased the Fund’s positions in agency mortgage-backed securities and adjustable-agency mortgage-backed securities. We decreased the Fund’s holdings of commercial mortgage-backed securities (“CMBS”).

How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

As market conditions warranted, the Fund engaged in U.S. Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. In addition, interest rate swaps were used to manage exposure to fluctuations in interest rates. Swaptions (or options on interest rate swap contracts) were employed to express our investment views and managed volatility. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was significantly underweight U.S. government securities relative to the BofA Index. It had positions in ABS, agency ARMs, agency CMOs, mortgage pass-through securities and CMBS, none of which are represented in the benchmark.

FUND BASICS

High Quality Floating Rate Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Institutional	N/A	N/A	0.50%	4/30/13
Service	0.40%	4.21%	4.42	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.40%	0.67%
Service	0.65	0.92

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the BofA ML Three Month U.S. Treasury Bill Index, is shown. The Fund’s performance benchmark has changed from the Barclays Government/Mortgage Index to the BofA ML Three Month U.S. Treasury Bill Index, which the Investment Adviser believes is a more appropriate benchmark against which to measure the Fund’s performance, in light of changes to the Fund’s investment strategies. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees and applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	N/A	N/A	0.50%*
Service (Commenced January 9, 2006)	0.40%	4.21%	4.43%

*	Represents cumulative total returns.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2013

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 26.0%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$525,000	3.984%		06/15/16	$557,520

Banks – 7.4%
Abbey National Treasury Services PLC
175,000	2.875		04/25/14	176,197
Bank of America Corp.
225,000	6.000		09/01/17	256,337
200,000	5.750		12/01/17	227,002
100,000	5.625		07/01/20	113,770
Barclays Bank PLC(a)
125,000	6.050		12/04/17	139,748
BPCE SA(a)
300,000	5.700		10/22/23	309,078
Capital One Financial Corp.
225,000	1.000		11/06/15	224,647
CBA Capital Trust II(a)(b)(c)
325,000	6.024		12/31/49	345,312
Citigroup, Inc.
375,000	5.000		09/15/14	385,682
150,000	3.375		03/01/23	142,780
Compass Bank
175,000	5.500		04/01/20	179,570
ING Bank NV(a)
450,000	2.000		09/25/15	457,455
Intesa Sanpaolo SpA
225,000	3.125		01/15/16	229,734
350,000	3.875		01/15/19	345,858
JPMorgan Chase & Co.
450,000	4.400		07/22/20	482,890
Lloyds Bank PLC
175,000	2.300		11/27/18	173,890
Merrill Lynch & Co., Inc.
325,000	6.400		08/28/17	374,725
Mizuho Corporate Bank Ltd.(a)
200,000	2.550		03/17/17	203,983
Morgan Stanley & Co.
200,000	6.250		08/28/17	228,787
550,000	5.950		12/28/17	625,297
Regions Bank
250,000	7.500		05/15/18	295,781
Regions Financial Corp.
325,000	5.750		06/15/15	345,988
Resona Bank Ltd.(a)(b)(c)
650,000	5.850		12/31/49	695,500
Royal Bank of Scotland Group PLC
250,000	2.550		09/18/15	255,767
200,000	6.000		12/19/23	200,799
Royal Bank of Scotland Group PLC(b)(c)
100,000	9.500		03/16/22	117,000
Santander Holdings USA, Inc.
75,000	3.000	(b)	09/24/15	76,932
165,000	4.625		04/19/16	174,433

Corporate Obligations – (continued)
Banks – (continued)
Santander UK PLC(a)
$250,000	5.000%		11/07/23	$250,930
Standard Chartered PLC(a)
150,000	5.500		11/18/14	156,058
Union Bank NA
425,000	2.125		06/16/17	430,500

				8,622,430

Chemicals – 0.2%
Eastman Chemical Co.
150,000	2.400		06/01/17	152,032
125,000	3.600	(b)	08/15/22	119,992

				272,024

Construction Machinery – 0.2%
Caterpillar, Inc.
250,000	3.803		08/15/42	211,567

Diversified Manufacturing – 0.2%
Xylem, Inc.
250,000	3.550		09/20/16	264,526

Electric – 0.9%
Florida Power & Light Co.(b)
193,000	4.125		02/01/42	177,884
NV Energy, Inc.
200,000	6.250		11/15/20	231,904
Progress Energy, Inc.
350,000	7.000		10/30/31	423,725
Puget Sound Energy, Inc. Series A(b)(c)
75,000	6.974		06/01/67	76,781
Southern California Edison Co.(b)
175,000	4.050		03/15/42	158,077

				1,068,371

Energy – 2.7%
Anadarko Petroleum Corp.
75,000	6.450		09/15/36	84,640
BG Energy Capital PLC(b)(c)
325,000	6.500		11/30/72	356,039
CNOOC Curtis Funding No. 1 Pty Ltd.(a)
200,000	4.500		10/03/23	198,496
Dolphin Energy Ltd.(a)
159,504	5.888		06/15/19	172,803
200,000	5.500		12/15/21	218,000
Ecopetrol SA
50,000	5.875		09/18/23	52,922
Gazprom OAO Via Gaz Capital SA(d)
250,000	9.250		04/23/19	306,875
Nexen, Inc.
130,000	6.400		05/15/37	148,155
Pemex Project Funding Master Trust
150,000	6.625		06/15/35	157,875
Petrobras International Finance Co.
190,000	5.375		01/27/21	188,633

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
PTTEP Canada International Finance Ltd.(a)
$240,000	5.692%		04/05/21	$255,754
Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)
250,000	5.500		09/30/14	257,415
Rosneft Finance SA
140,000	7.875		03/13/18	161,525
Transocean, Inc.
300,000	6.500		11/15/20	341,959
Weatherford International Ltd.
175,000	9.625		03/01/19	224,586

				3,125,677

Food & Beverage – 0.5%
Mondelez International, Inc.
200,000	6.500		02/09/40	238,995
Pernod-Ricard SA(a)
375,000	4.450		01/15/22	379,904

				618,899

Food & Staples Retailing – 0.2%
Walgreen Co.
175,000	1.800		09/15/17	176,016

Healthcare – 0.7%
Cigna Corp.
150,000	2.750		11/15/16	156,044
Coventry Health Care, Inc.
153,000	6.300		08/15/14	158,375
DENTSPLY International, Inc.
125,000	2.750		08/15/16	127,879
Life Technologies Corp.
177,000	6.000		03/01/20	203,383
100,000	5.000	(b)	01/15/21	108,913

				754,594

Household & Personal Products – 0.5%
Avon Products, Inc.
325,000	4.600		03/15/20	324,707
Kimberly-Clark Corp.
300,000	3.700		06/01/43	250,518

				575,225

Life Insurance – 0.8%
American International Group, Inc.
125,000	2.375		08/24/15	127,520
100,000	5.850		01/16/18	114,508
Genworth Financial, Inc.
75,000	8.625		12/15/16	88,923
75,000	7.200		02/15/21	86,824
275,000	7.625		09/24/21	327,005
The Northwestern Mutual Life Insurance Co.(a)
200,000	6.063		03/30/40	224,702

				969,482

Corporate Obligations – (continued)
Media Non Cable – 0.4%
NBCUniversal Media LLC
$175,000	2.875%		04/01/16	$181,821
WPP Finance UK
275,000	8.000		09/15/14	288,684

				470,505

Metals and Mining(a) – 0.7%
Glencore Funding LLC
125,000	1.700		05/27/16	125,105
175,000	2.500		01/15/19	169,456
Xstrata Finance Canada Ltd.
500,000	2.700		10/25/17	505,675

				800,236

Noncaptive-Financial – 0.6%
General Electric Capital Corp.
300,000	5.875		01/14/38	341,235
International Lease Finance Corp.
375,000	5.750		05/15/16	402,187

				743,422

Pharmaceuticals – 0.6%
AbbVie, Inc.
650,000	1.750		11/06/17	651,256

Pipelines – 1.1%
Enterprise Products Operating LLC Series A(b)(c)
450,000	8.375		08/01/66	498,938
Enterprise Products Operating LLC Series B(b)(c)
125,000	7.034		01/15/68	138,125
Tennessee Gas Pipeline Co. LLC
200,000	8.375		06/15/32	257,999
TransCanada Pipelines Ltd.(b)(c)
325,000	6.350		05/15/67	334,750

				1,229,812

Real Estate Development – 0.4%
MDC Holdings, Inc.
200,000	5.625		02/01/20	207,465
125,000	6.000	(b)	01/15/43	107,846
Toll Brothers Finance Corp.(b)
175,000	4.000		12/31/18	176,961

				492,272

Real Estate Investment Trusts – 2.7%
Camden Property Trust
325,000	5.700		05/15/17	361,304
CBL & Associates LP(b)
175,000	5.250		12/01/23	174,225
DDR Corp.
375,000	7.500		04/01/17	435,124
225,000	7.875		09/01/20	276,270
ERP Operating LP(b)
275,000	4.625		12/15/21	288,959

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Real Estate Investment Trusts – (continued)
	HCP, Inc.
	$275,000	6.000%	01/30/17	$306,759
	125,000	2.625 (b)	02/01/20	119,132
	Health Care REIT, Inc.
	375,000	2.250	03/15/18	370,744
	Healthcare Realty Trust, Inc.
	350,000	5.750	01/15/21	379,036
	Kilroy Realty LP
	275,000	5.000	11/03/15	293,921
	150,000	3.800 (b)	01/15/23	139,577

				3,145,051

	Technology – 0.6%
	Hewlett-Packard Co.
	250,000	3.000	09/15/16	260,474
	150,000	2.600	09/15/17	152,994
	NetApp, Inc.
	250,000	2.000	12/15/17	246,920

				660,388

	Tobacco(a) – 0.3%
	Imperial Tobacco Finance PLC
	400,000	2.050	02/11/18	395,528

	Transportation(a) – 0.4%
	Penske Truck Leasing Co. LP / PTL Finance Corp.
	250,000	3.125	05/11/15	256,386
	225,000	2.500	03/15/16	229,858

				486,244

	Wirelines Telecommunications – 3.4%
	American Tower Corp.
	150,000	4.700	03/15/22	149,428
	125,000	3.500	01/31/23	113,702
	AT&T, Inc.
	250,000	2.950	05/15/16	261,185
	Telefonica Emisiones SAU
	175,000	3.192	04/27/18	178,216
	100,000	5.462	02/16/21	105,946
	Verizon Communications, Inc.
	450,000	3.650	09/14/18	476,969
	1,125,000	4.500	09/15/20	1,199,443
	1,050,000	5.150	09/15/23	1,123,836
	300,000	6.550	09/15/43	350,946

				3,959,671

	TOTAL CORPORATE OBLIGATIONS
	(Cost $29,371,481)			$30,250,716

	Mortgage-Backed Obligations – 34.7%
	Adjustable Rate Non-Agency(b)(c) – 1.2%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$212,941	1.628%	09/25/35	$181,708

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b)(c) – (continued)
	Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
	$778,688	0.375%	05/25/46	$654,905
	Lehman XS Trust Series 2005-7N, Class 1A1A
	299,308	0.435	12/25/35	266,351
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	406,444	0.978	12/25/46	252,120

				1,355,084

	Collateralized Mortgage Obligations – 10.9%
	Agency Multi-Family – 6.1%
	FHLMC Multifamily Structured Pass Through Certificates Series K027, Class A2
	600,000	2.630	01/25/23	564,148
	FHLMC Multifamily Structured Pass Through Certificates Series K028, Class A2
	1,200,000	3.111	02/25/23	1,169,858
	FHLMC Multifamily Structured Pass Through Certificates Series K031, Class A2
	400,000	3.300	04/25/23	394,625
	FHLMC Multifamily Structured Pass Through Certificates Series K034, Class A2
	500,000	3.531	07/25/23	500,215
	FNMA
	378,437	2.800	03/01/18	393,671
	1,060,751	3.864	05/01/18	1,140,161
	320,000	3.968	05/01/18	345,241
	800,000	4.656	06/01/19	877,028
	100,000	1.520	12/25/19	99,307
	191,271	3.530	10/01/20	197,495
	191,532	3.753	12/01/20	200,183
	962,976	3.763	12/01/20	1,010,306
	100,000	2.349	05/25/22	92,885
	GNMA
	155,265	3.950	07/15/25	161,255

				7,146,378

	Covered Bond – 1.6%
	Abbey National Treasury Services PLC(c)
GBP	200,000	2.124	02/16/15	336,003
	Northern Rock Asset Management PLC(a)
	900,000	5.625	06/22/17	1,014,291
	Sparebank 1 Boligkreditt AS(a)
	500,000	2.625	05/27/16	519,912

				1,870,206

	Regular Floater(c) – 2.7%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	418,767	0.718	09/20/66	558,039
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)
	$87,805	0.465	09/20/66	84,195
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	78,793	0.598	09/20/66	104,295

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value
	Mortgage-Backed Obligations – (continued)
	Regular Floater(c) – (continued)
	Granite Master Issuer PLC Series 2003-3, Class 3A
GBP	44,590	0.897%	01/20/44		$73,468
	Granite Master Issuer PLC Series 2005-2, Class A7
	25,766	0.809	12/20/54		42,312
	Granite Master Issuer PLC Series 2006-1X, Class A7
	$283,425	0.729	12/20/54		465,432
	Granite Master Issuer PLC Series 2006-3, Class A4
	1,133,698	0.247	12/20/54		1,121,418
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	25,766	0.465	12/20/54		35,219
	Granite Master Issuer PLC Series 2007-1, Class 3A2
	77,298	0.445	12/20/54		105,658
	Leek Finance Number Eighteen PLC Series 18X, Class A2B
	$208,940	0.506	09/21/38		214,683
	Leek Finance Number Eighteen PLC Series 18X, Class A2C
EUR	52,235	0.553	09/21/38		73,860
	Leek Finance Number Seventeen PLC Series 17X, Class A2C
	34,752	0.573	12/21/37		49,257
	Thrones 2013-1 PLC Series 2013-1, Class A(b)
GBP	98,504	2.017	07/20/44		163,580

					3,091,416

	Sequential Fixed Rate – 0.5%
	FNMA REMIC Series 2012-111, Class B
	$70,059	7.000	10/25/42		78,496
	FNMA REMIC Series 2012-153, Class B
	152,303	7.000	07/25/42		170,597
	National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19		313,800

					562,893

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$12,670,893

	Commercial Mortgage-Backed Securities – 3.1%
	Sequential Fixed Rate – 3.1%
	Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
	$321,311	5.774%	02/10/51		$361,176
	GS Mortgage Securities Corp. II Series 2007-GG10, Class A4(e)
	300,000	5.804	08/10/45		329,665
	GS Mortgage Securities Trust Series 2007-GG10, Class A1A(e)
	781,769	5.804	08/10/45		861,755
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A
	467,870	5.810	06/12/43		509,993
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(e)
	266,241	5.706	02/12/49		298,036
	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class A4
	800,000	2.858	11/15/45		754,309

	Mortgage-Backed Obligations – (continued)
	Sequential Fixed Rate – (continued)
	Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
	$498,788	5.608%	05/15/46		$545,506

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$3,660,440

	Federal Agencies – 19.5%
	Adjustable Rate FHLMC(c) – 1.1%
	$1,218,370	2.375%	09/01/35		$1,294,898

	Adjustable Rate FNMA(c) – 1.5%
	364,244	2.119	05/01/33		377,506
	623,143	2.333	05/01/35		660,993
	613,845	2.590	09/01/35		652,402

					1,690,901

	FHLMC – 3.2%
	8,629	7.500	06/01/15		8,884
	13,832	7.000	07/01/16		13,969
	179,706	5.500	02/01/18		195,554
	18,203	5.500	04/01/18		19,808
	7,088	4.500	09/01/18		7,512
	29,139	5.500	09/01/18		31,709
	1,427	9.500	08/01/19		1,443
	81,828	6.500	10/01/20		91,033
	17,628	4.500	07/01/24		18,854
	92,997	4.500	11/01/24		99,596
	18,252	4.500	12/01/24		19,543
	27,775	6.000	03/01/29		31,294
	177	6.000	04/01/29		199
	22,622	7.500	12/01/29		25,889
	192,672	7.000	05/01/32		217,989
	478	6.000	08/01/32		536
	110,570	7.000	12/01/32		125,100
	9,597	5.000	10/01/33		10,416
	12,535	5.000	07/01/35		13,588
	166,008	5.000	08/01/35		179,494
	16,337	5.000	12/01/35		17,678
	140,861	5.500	01/01/37		153,874
	869,628	5.000	03/01/38		939,950
	287,066	7.000	02/01/39		321,951
	120,912	5.500	03/01/39		132,110
	11,728	5.000	06/01/41		12,750
	1,000,000	5.000	TBA-30yr	(f)	1,080,156

					3,770,879

	FNMA – 11.3%
	11,533	7.500	08/01/15		11,598
	10,528	6.000	04/01/16		11,255
	21,414	6.500	05/01/16		22,390
	32,121	6.500	09/01/16		33,666
	43,415	6.500	11/01/16		45,664
	8,739	7.500	04/01/17		9,090
	211,213	5.500	02/01/18		224,106

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$193,042	5.000%	05/01/18		$203,507
17,222	6.500	08/01/18		19,129
96,860	7.000	08/01/18		104,646
393,988	4.521	06/01/21		427,876
2,118	5.000	06/01/23		2,256
68,417	5.000	08/01/23		74,566
215,598	5.500	09/01/23		233,451
54,682	5.500	10/01/23		59,196
16,158	4.500	07/01/24		17,348
211,306	4.500	11/01/24		226,916
91,435	4.500	12/01/24		98,241
517	7.000	11/01/25		518
21,164	9.000	11/01/25		25,553
72,888	7.000	08/01/26		78,782
754	7.000	08/01/27		869
7,481	7.000	09/01/27		8,622
20,999	6.000	12/01/27		23,494
251	7.000	01/01/28		290
141,795	6.000	02/01/29		159,202
129,709	6.000	06/01/29		145,824
42,859	8.000	10/01/29		51,552
10,962	7.000	12/01/29		12,631
62,453	5.000	01/01/30		68,565
1,442	8.500	04/01/30		1,764
7,130	8.000	05/01/30		7,917
350	8.500	06/01/30		397
12,402	7.000	05/01/32		14,288
96,213	7.000	06/01/32		110,561
127,173	7.000	08/01/32		146,138
30,588	8.000	08/01/32		35,375
5,848	5.000	08/01/33		6,350
466,333	5.000	09/01/33		509,478
5,771	5.500	09/01/33		6,371
1,154,040	5.000	12/01/33		1,260,812
2,277	5.500	02/01/34		2,509
364	5.500	04/01/34		401
14,304	5.500	12/01/34		15,741
47,740	5.000	04/01/35		51,964
106,416	6.000	04/01/35		119,568
2,683	5.500	09/01/35		2,955
265,142	6.000	10/01/35		294,679
428,174	6.000	12/01/36		474,826
182	5.500	02/01/37		200
329	5.500	04/01/37		362
309	5.500	05/01/37		341
393,623	5.500	08/01/37		432,740
442	5.500	03/01/38		486
480	5.500	06/01/38		528
536	5.500	07/01/38		590
463	5.500	08/01/38		510
317	5.500	09/01/38		349
306,684	6.000	09/01/38		340,005
7,737	5.500	10/01/38		8,527

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$186	5.500%	12/01/38		$205
211,455	5.000	01/01/39		230,164
191,797	7.000	03/01/39		214,995
45,404	4.500	08/01/39		48,300
328,009	5.500	12/01/39		360,430
274,725	6.000	10/01/40		304,598
852,949	6.000	05/01/41		945,539
226,548	3.000	08/01/42		215,732
201,925	3.000	09/01/42		192,285
68,539	3.000	11/01/42		65,267
1,072,178	3.000	12/01/42		1,020,991
848,669	3.000	01/01/43		808,147
338,123	3.000	02/01/43		321,965
372,730	3.000	03/01/43		354,918
451,653	3.000	04/01/43		430,069
316,359	3.000	05/01/43		301,241
1,000,000	6.000	TBA-30yr	(f)	1,110,312

				13,172,693

GNMA – 2.4%
5,312	7.000	10/15/25		5,851
13,901	7.000	11/15/25		15,454
2,337	7.000	02/15/26		2,568
7,952	7.000	04/15/26		8,700
3,864	7.000	03/15/27		4,133
81,210	7.000	11/15/27		88,224
3,381	7.000	01/15/28		3,936
32,701	7.000	02/15/28		38,080
7,885	7.000	03/15/28		9,182
3,748	7.000	04/15/28		4,365
507	7.000	05/15/28		590
7,405	7.000	06/15/28		8,623
16,279	7.000	07/15/28		18,956
13,708	7.000	08/15/28		15,963
15,873	7.000	09/15/28		18,484
2,681	7.000	11/15/28		3,122
4,301	7.500	11/15/30		4,364
323,410	6.000	08/20/34		366,603
1,000,000	4.500	TBA-30yr	(f)	1,068,750
1,000,000	5.000	TBA-30yr	(f)	1,085,469

				2,771,417

TOTAL FEDERAL AGENCIES				$22,700,788

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $39,961,239)				$40,387,205

Agency Debentures – 5.7%
Federal Home Loan Banks
$400,000	1.875%	03/13/20		$387,345
600,000	3.000	09/10/21		602,752

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Agency Debentures – (continued)
	Federal Home Loan Banks – (continued)
	$600,000	2.125%	06/09/23	$536,062
	300,000	3.250	06/09/23	297,872
	FHLMC
EUR	300,000	4.375	01/15/14	412,913
	$600,000	1.250	10/02/19	569,418
	700,000	2.375	01/13/22	668,973
	FNMA
	1,600,000	0.625	10/30/14	1,605,893
	400,000	6.250	05/15/29	501,457
	Tennessee Valley Authority
	500,000	3.875	02/15/21	529,874
	500,000	5.375	04/01/56	513,600

	TOTAL AGENCY DEBENTURES
	(Cost $6,788,060)			$6,626,159

	Asset-Backed Securities – 7.9%
	Collateralized Loan Obligations(c) – 6.4%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)
	$965,558	0.892%	11/01/18	$947,143
	Acis CLO Ltd. Series 2013-1A(a)
	1,500,000	1.473	04/18/24	1,444,684
	Acis CLO Ltd. Series 2013-2A(a)
	950,000	1.167	10/14/22	918,631
	Acis CLO Ltd. Series 2013-2A, Class A(a)
	150,000	0.761	10/14/22	145,798
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
	245,423	0.487	04/29/19	238,559
	Ocean Trails CLO I Series 2006-1X, Class A
	1,983,108	0.494	10/12/20	1,947,283
	OFSI Fund V Ltd. Series 2013-5A(a)
	950,000	1.570	04/17/25	934,949
	Red River CLO Ltd. Series 1A, Class A(a)
	811,241	0.512	07/27/18	794,558

				7,371,605

	Home Equity – 0.2%
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(b)
	95,754	7.000	09/25/37	94,156
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(b)
	140,558	7.000	09/25/37	136,453

				230,609

	Student Loans(c) – 1.3%
	Access Group, Inc. Series 2005-2, Class A3(b)
	470,071	0.418	11/22/24	464,283
	College Loan Corp. Trust Series 2004-1, Class A4
	300,000	0.428	04/25/24	286,794

	Asset-Backed Securities(c) – (continued)
	Student Loans(c) – (continued)
	College Loan Corp. Trust Series 2006-1, Class A3
	$787,741	0.328%	10/25/25	$784,404

				1,535,481

	TOTAL ASSET-BACKED SECURITIES (Cost $9,104,751)			$9,137,695

	Foreign Debt Obligations – 4.4%
	Sovereign – 3.3%
	Chile Government International Bond
	$150,000	3.625	10/30/42	$118,200
	Colombia Government International Bond
	209,000	4.375	07/12/21	215,270
	Indonesia Government International Bond
	200,000	6.125 (a)	03/15/19	212,750
	200,000	5.375 (a)	10/17/23	199,000
	230,000	8.500	10/12/35	277,150
	Mexico Government International Bond
	250,000	4.750	03/08/44	225,000
	Russian Federation(a)
	400,000	4.875	09/16/23	408,000
	Turkey Government International Bond
	100,000	5.625	03/30/21	101,000
	400,000	6.250	09/26/22	412,500
	United Kingdom Treasury Gilt
GBP	1,000,000	2.750	01/22/15	1,694,719

				3,863,589

	Supranational – 1.1%
	Inter-American Development Bank
	$200,000	1.000	02/27/18	194,923
	International Finance Corp.
	1,100,000	0.875	06/15/18	1,062,064

				1,256,987

	TOTAL FOREIGN DEBT OBLIGATIONS (Cost $5,195,049)			$5,120,576

	Municipal Debt Obligations – 2.9%
	California – 0.9%
	California State University Systemwide RB Refunding Series 2012 A(b)
	$265,000	5.000%	11/01/37	$276,700
	California State Various Purpose GO Bonds Series 2010
	140,000	7.950 (b)	03/01/36	161,843
	105,000	7.625	03/01/40	137,326
	California State Various Purpose GO Bonds Series 2013(b)
	250,000	5.000	04/01/37	255,742
	250,000	5.000	04/01/43	252,748

				1,084,359

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
$250,000	7.350%	07/01/35	$275,233

New York – 0.9%
New York City Municipal Finance Authority Water and Sewer System RB Series 2012 BB(b)
250,000	5.000	06/15/47	254,690
New York State Urban Development Corp. RB for State Personal Income Tax Series 2011 A(b)
250,000	5.000	03/15/35	260,722
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
475,000	5.600	09/01/20	507,417

			1,022,829

North Carolina – 0.5%
North Carolina State University RB Refunding Bonds Series 2013 A(b)
490,000	5.000	10/01/42	515,426

Ohio – 0.2%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270	02/15/50	262,992

Washington – 0.2%
Washington Motor Vehicle Fuel Tax GO Bonds Series 2014 B(b)
250,000	5.000	08/01/34	264,215

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,272,348)			$3,425,054

Shares	Distribution Rate	Value

Investment Company(g) – 2.2%
Goldman Sachs Financial Square Government Fund — FST Shares
2,582,364	0.006%	$2,582,364
(Cost $2,582,364)

Principal Amount	Interest Rate	Maturity Date	Value

Government Guarantee Obligations – 1.6%
Achmea Hypotheekbank NV(a)(h)
$105,000	3.200%	11/03/14	$107,459
Hashemite Kingdom of Jordan Government AID Bond(i)
700,000	2.503	10/30/20	684,194
Israel Government AID Bond(i)
400,000	5.500	09/18/23	464,930
200,000	5.500	12/04/23	232,392
100,000	5.500	04/26/24	116,168

Government Guarantee Obligations – (continued)
Kommunalbanken AS(a)(h)
$300,000	1.000%	09/26/17	$295,862

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $2,000,766)			$1,901,005

U.S. Treasury Obligations – 13.0%
United States Treasury Bill(j)
$200,000	0.000%	04/24/14	$199,963
United States Treasury Bonds
2,000,000	3.625 (k)	08/15/43	1,888,440
900,000	3.750	11/15/43	869,697
United States Treasury Inflation-Protected Securities
758,370	2.000	01/15/14	758,491
1,103,540	1.250	04/15/14	1,111,298
404,720	0.125	01/15/23	382,651
401,424	0.375	07/15/23	387,498
United States Treasury Notes
2,400,000	0.250	09/30/15	2,397,672
1,200,000	1.375	09/30/18	1,185,204
1,100,000	1.250	10/31/18	1,078,429
1,600,000	1.250	11/30/18	1,565,664
1,600,000	2.500	08/15/23	1,536,320
700,000	2.750	11/15/23	684,712
United States Treasury Principal-Only STRIPS(j)
1,900,000	0.000	11/15/27	1,143,819

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $15,590,766)			$15,189,858

TOTAL INVESTMENTS – 98.4%
(Cost $113,866,824)			$114,620,632

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			1,933,465

NET ASSETS – 100.0%			$116,554,097

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,212,937, which represents approximately 12.2% of net assets as of December 31, 2013.
(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at December 31, 2013.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

(e)	Interest is based on the weighted net interest rate of the collateral.
(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $4,344,687, which represents approximately 3.7% of net assets as of December 31, 2013.
(g)	Represents an affiliated issuer.
(h)	Guaranteed by a foreign government. Total market value of these securities amounts to 403,321, which represents 0.3% of net assets as of December 31, 2013.
(i)	Guaranteed by the United States Government. Total market value of these securities amounts to 1,497,684, which represents 1.3% of net assets as of December 31, 2013.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America NA	EUR/CHF	03/19/14	$393,442	$1,798
	EUR/USD	03/19/14	196,721	1,796
	USD/EUR	03/19/14	97,673	239
Barclays Bank PLC	USD/CHF	03/19/14	1,630,163	10,416
BNP Paribas SA	EUR/USD	03/19/14	97,673	574
Citibank NA	NZD/USD	03/19/14	196,300	833
	USD/JPY	03/19/14	479,699	12,301
Deutsche Bank AG (London)	CAD/USD	03/19/14	98,331	331
	NOK/EUR	03/19/14	729,727	7,724
HSBC Bank PLC	GBP/EUR	03/19/14	596,420	7,633
	USD/JPY	03/19/14	287,554	7,446
JPMorgan Chase Bank NA	USD/EUR	03/19/14	96,297	547
	USD/EUR	01/29/14	1,145,213	681
Merrill Lynch & Co., Inc.	GBP/EUR	03/19/14	197,453	732
Royal Bank of Canada	CAD/USD	03/19/14	98,928	928
	USD/CAD	03/19/14	98,201	299
Standard Chartered Bank	CAD/USD	03/19/14	98,693	693
	GBP/USD	03/19/14	831,309	10,274
	USD/JPY	03/19/14	96,483	2,517
State Street Bank	JPY/USD	03/19/14	97,047	47
	USD/JPY	03/19/14	479,405	12,595
UBS AG	CHF/USD	03/19/14	98,467	467
	USD/JPY	03/19/14	1,133,126	23,581

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Westpac Banking Corp.	AUD/USD	03/19/14	$586,433	$1,845
	USD/NZD	03/19/14	682,838	4,637
TOTAL				$110,934

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America NA	USD/EUR	03/19/14	$591,538	$(1,901)
Barclays Bank PLC	AUD/USD	03/19/14	186,592	(1,804)
BNP Paribas SA	JPY/USD	03/19/14	289,210	(4,790)
Citibank NA	JPY/USD	03/19/14	484,040	(4,960)
Credit Suisse International	EUR/USD	03/19/14	13,124	(3)
Deutsche Bank AG (London)	JPY/USD	03/19/14	579,971	(7,029)
JPMorgan Chase Bank NA	USD/GBP	01/24/14	3,085,538	(43,648)
	USD/SEK	03/19/14	221,454	(3,063)
Royal Bank of Canada	USD/CAD	03/19/14	871,311	(3,853)
State Street Bank	JPY/USD	03/19/14	194,781	(219)
Westpac Banking Corp.	AUD/EUR	03/19/14	383,690	(8,376)
	NZD/USD	03/19/14	97,332	(521)
	USD/AUD	03/19/14	390,956	(627)
TOTAL				$(80,794)

FORWARD SALES CONTRACTS — At December 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $2,174,063)	5.000%	TBA-30yr	01/13/14	$(2,000,000)	$(2,173,438)

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	7	March 2014	$1,745,188	$(191)
90 Day Eurodollar	14	June 2014	3,488,975	(723)
90 Day Eurodollar	(59)	December 2015	(14,584,063)	36,743
90 Day Eurodollar	(29)	March 2016	(7,146,325)	13,776
90 Day Eurodollar	(29)	June 2016	(7,123,488)	17,701
U.S. Long Bond	(35)	March 2014	(4,490,938)	85,327
U.S. Ultra Long Treasury Bonds	30	March 2014	4,087,500	(74,982)
2 Year U.S. Treasury Notes	38	March 2014	8,352,875	(16,720)
5 Year U.S. Treasury Notes	66	March 2014	7,874,625	(97,976)
10 Year U.S. Treasury Notes	(29)	March 2014	(3,568,359)	32,774
TOTAL				$(4,271)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value

Common Stocks – 99.3%
Automobiles & Components – 1.2%
2,670	BorgWarner, Inc.	$149,280
3,345	Delphi Automotive PLC	201,135
46,114	Ford Motor Co.	711,539
13,230	General Motors Co.*	540,710
2,541	Harley-Davidson, Inc.	175,939
8,062	Johnson Controls, Inc.	413,580
2,985	The Goodyear Tire & Rubber Co.	71,192

		2,263,375

Banks – 2.8%
8,354	BB&T Corp.	311,771
2,111	Comerica, Inc.	100,357
10,164	Fifth Third Bancorp	213,749
5,842	Hudson City Bancorp, Inc.	55,090
9,449	Huntington Bancshares, Inc.	91,183
10,557	KeyCorp	141,675
1,490	M&T Bank Corp.	173,466
3,672	People’s United Financial, Inc.	55,521
16,323	Regions Financial Corp.	161,434
6,275	SunTrust Banks, Inc.	230,983
6,230	The PNC Financial Services Group, Inc.	483,323
21,257	U.S. Bancorp	858,783
55,915	Wells Fargo & Co.	2,538,541
2,189	Zions Bancorporation	65,582

		5,481,458

Capital Goods – 8.2%
7,448	3M Co.	1,044,582
1,070	Allegion PLC*	47,283
2,938	AMETEK, Inc.	154,744
7,468	Caterpillar, Inc.	678,169
2,020	Cummins, Inc.	284,759
6,969	Danaher Corp.	538,007
4,435	Deere & Co.	405,049
1,981	Dover Corp.	191,246
5,601	Eaton Corp. PLC	426,348
8,180	Emerson Electric Co.	574,072
3,142	Fastenal Co.	149,276
1,637	Flowserve Corp.	129,045
1,886	Fluor Corp.	151,427
3,900	General Dynamics Corp.	372,645
118,045	General Electric Co.	3,308,801
9,168	Honeywell International, Inc.	837,680
4,812	Illinois Tool Works, Inc.	404,593
3,079	Ingersoll-Rand PLC	189,666
1,539	Jacobs Engineering Group, Inc.*	96,942
1,284	Joy Global, Inc.	75,101
1,032	L-3 Communications Holdings, Inc.	110,280
3,120	Lockheed Martin Corp.	463,819
4,092	Masco Corp.	93,175
2,567	Northrop Grumman Corp.	294,204
4,115	PACCAR, Inc.	243,485
1,259	Pall Corp.	107,456

Common Stocks – (continued)
Capital Goods – (continued)
1,755	Parker Hannifin Corp.	$225,763
2,347	Pentair Ltd. (Registered)	182,292
1,701	Precision Castparts Corp.	458,079
2,589	Quanta Services, Inc.*	81,709
3,699	Raytheon Co.	335,499
1,632	Rockwell Automation, Inc.	192,837
1,549	Rockwell Collins, Inc.	114,502
1,177	Roper Industries, Inc.	163,226
655	Snap-on, Inc.	71,736
1,852	Stanley Black & Decker, Inc.	149,438
3,365	Textron, Inc.	123,697
8,052	The Boeing Co.	1,099,018
9,825	United Technologies Corp.	1,118,085
709	W.W. Grainger, Inc.	181,093
2,137	Xylem, Inc.	73,940

		15,942,768

Commercial & Professional Services – 0.7%
1,254	Cintas Corp.	74,726
1,446	Equifax, Inc.	99,904
2,026	Iron Mountain, Inc.	61,489
2,600	Nielsen Holdings NV	119,314
2,265	Pitney Bowes, Inc.	52,775
3,266	Republic Services, Inc.	108,431
1,566	Robert Half International, Inc.	65,756
998	Stericycle, Inc.*	115,938
2,406	The ADT Corp.	97,371
478	The Dun & Bradstreet Corp.	58,674
5,375	Tyco International Ltd.	220,590
5,145	Waste Management, Inc.	230,856

		1,305,824

Consumer Durables & Apparel – 1.4%
3,262	Coach, Inc.	183,096
3,336	D.R. Horton, Inc.*	74,459
576	Fossil Group, Inc.*	69,085
1,400	Garmin Ltd.	64,708
823	Harman International Industries, Inc.	67,362
1,385	Hasbro, Inc.	76,189
1,571	Leggett & Platt, Inc.	48,607
1,923	Lennar Corp. Class A	76,074
3,889	Mattel, Inc.	185,039
2,100	Michael Kors Holdings Ltd.*	170,499
700	Mohawk Industries, Inc.*	104,230
3,478	Newell Rubbermaid, Inc.	112,722
8,782	NIKE, Inc. Class B	690,616
4,072	PulteGroup, Inc.	82,947
943	PVH Corp.	128,267
694	Ralph Lauren Corp.	122,540
4,100	VF Corp.	255,594
914	Whirlpool Corp.	143,370

		2,655,404

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – 1.8%
5,147	Carnival Corp.	$206,755
362	Chipotle Mexican Grill, Inc.*	192,866
1,566	Darden Restaurants, Inc.	85,143
3,300	H&R Block, Inc.	95,832
3,036	International Game Technology	55,134
2,662	Marriott International, Inc. Class A	131,396
11,590	McDonald’s Corp.	1,124,578
8,803	Starbucks Corp.	690,067
2,282	Starwood Hotels & Resorts Worldwide, Inc.	181,305
1,549	Wyndham Worldwide Corp.	114,146
938	Wynn Resorts Ltd.	182,169
5,157	Yum! Brands, Inc.	389,921

		3,449,312

Diversified Financials – 7.1%
10,726	American Express Co.	973,170
2,246	Ameriprise Financial, Inc.	258,402
124,377	Bank of America Corp.	1,936,550
1,480	BlackRock, Inc.	468,376
6,694	Capital One Financial Corp.	512,827
35,364	Citigroup, Inc.	1,842,818
3,719	CME Group, Inc.	291,793
5,619	Discover Financial Services	314,383
3,050	E*TRADE Financial Corp.*	59,902
4,664	Franklin Resources, Inc.	269,253
1,344	IntercontinentalExchange Group, Inc.	302,292
5,157	Invesco Ltd.	187,715
43,850	JPMorgan Chase & Co.	2,564,348
1,279	Legg Mason, Inc.	55,611
3,475	Leucadia National Corp.	98,481
3,206	McGraw Hill Financial, Inc.	250,709
2,172	Moody’s Corp.	170,437
16,267	Morgan Stanley	510,133
2,650	Northern Trust Corp.	164,008
5,004	SLM Corp.	131,505
5,087	State Street Corp.	373,335
3,015	T. Rowe Price Group, Inc.	252,567
13,480	The Bank of New York Mellon Corp.	470,991
13,138	The Charles Schwab Corp.	341,588
4,880	The Goldman Sachs Group, Inc.(a)	865,029
1,431	The NASDAQ OMX Group, Inc.	56,954

		13,723,177

Energy – 10.2%
5,914	Anadarko Petroleum Corp.	469,098
4,679	Apache Corp.	402,113
5,152	Baker Hughes, Inc.	284,700
4,995	Cabot Oil & Gas Corp.	193,606
2,727	Cameron International Corp.*	162,338
5,970	Chesapeake Energy Corp.	162,026
22,435	Chevron Corp.	2,802,356
14,327	ConocoPhillips	1,012,203
2,780	CONSOL Energy, Inc.	105,751

Common Stocks – (continued)
Energy – (continued)
4,506	Denbury Resources, Inc.*	$74,034
4,426	Devon Energy Corp.	273,837
819	Diamond Offshore Drilling, Inc.	46,617
2,777	Ensco PLC Class A	158,789
3,205	EOG Resources, Inc.	537,927
1,743	EQT Corp.	156,487
50,986	Exxon Mobil Corp.	5,159,783
2,802	FMC Technologies, Inc.*	146,292
9,855	Halliburton Co.	500,141
1,294	Helmerich & Payne, Inc.	108,800
3,377	Hess Corp.	280,291
7,883	Kinder Morgan, Inc.	283,788
8,054	Marathon Oil Corp.	284,306
3,482	Marathon Petroleum Corp.	319,404
2,067	Murphy Oil Corp.	134,107
2,954	Nabors Industries Ltd.	50,188
4,975	National Oilwell Varco, Inc.	395,662
1,660	Newfield Exploration Co.*	40,886
2,912	Noble Corp. PLC	109,113
4,179	Noble Energy, Inc.	284,632
9,375	Occidental Petroleum Corp.	891,563
3,019	Peabody Energy Corp.	58,961
6,962	Phillips 66	536,979
1,600	Pioneer Natural Resources Co.	294,512
2,016	QEP Resources, Inc.	61,790
1,896	Range Resources Corp.	159,852
1,431	Rowan Companies PLC Class A*	50,600
15,346	Schlumberger Ltd.	1,382,828
4,085	Southwestern Energy Co.*	160,663
7,902	Spectra Energy Corp.	281,469
1,534	Tesoro Corp.	89,739
8,068	The Williams Companies, Inc.	311,183
4,000	Transocean Ltd.	197,680
6,237	Valero Energy Corp.	314,345
2,288	WPX Energy, Inc.*	46,629

		19,778,068

Food & Staples Retailing – 2.3%
5,125	Costco Wholesale Corp.	609,926
13,859	CVS Caremark Corp.	991,889
2,923	Safeway, Inc.	95,202
6,708	Sysco Corp.	242,159
6,129	The Kroger Co.	242,280
10,200	Walgreen Co.	585,888
18,857	Wal-Mart Stores, Inc.	1,483,857
4,194	Whole Foods Market, Inc.	242,539

		4,493,740

Food, Beverage & Tobacco – 5.2%
23,282	Altria Group, Inc.	893,796
7,688	Archer-Daniels-Midland Co.	333,659
1,937	Beam, Inc.	131,832
1,832	Brown-Forman Corp. Class B	138,444
2,156	Campbell Soup Co.	93,312

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
2,914	Coca-Cola Enterprises, Inc.	$128,595
5,068	ConAgra Foods, Inc.	170,792
1,800	Constellation Brands, Inc. Class A*	126,684
2,282	Dr. Pepper Snapple Group, Inc.	111,179
7,466	General Mills, Inc.	372,628
1,575	Hormel Foods Corp.	71,143
3,064	Kellogg Co.	187,118
6,955	Kraft Foods Group, Inc.	375,014
4,396	Lorillard, Inc.	222,789
1,512	McCormick & Co., Inc.	104,207
2,339	Mead Johnson Nutrition Co.	195,915
1,798	Molson Coors Brewing Co. Class B	100,958
20,398	Mondelez International, Inc. Class A	720,049
1,574	Monster Beverage Corp.*	106,670
17,874	PepsiCo, Inc.	1,482,470
18,677	Philip Morris International, Inc.	1,627,327
3,688	Reynolds American, Inc.	184,363
44,278	The Coca-Cola Co.	1,829,124
1,748	The Hershey Co.	169,958
1,225	The J.M. Smucker Co.	126,934
3,197	Tyson Foods, Inc. Class A	106,972

		10,111,932

Health Care Equipment & Services – 4.1%
17,982	Abbott Laboratories	689,250
4,320	Aetna, Inc.	296,309
2,692	AmerisourceBergen Corp.	189,275
6,379	Baxter International, Inc.	443,659
2,290	Becton, Dickinson and Co.	253,022
15,341	Boston Scientific Corp.*	184,399
926	C. R. Bard, Inc.	124,028
4,008	Cardinal Health, Inc.	267,774
2,475	CareFusion Corp.*	98,554
3,481	Cerner Corp.*	194,031
3,195	Cigna Corp.	279,499
5,350	Covidien PLC	364,335
2,042	DaVita HealthCare Partners, Inc.*	129,402
1,638	DENTSPLY International, Inc.	79,410
1,276	Edwards Lifesciences Corp.*	83,910
9,368	Express Scripts Holding Co.*	658,008
1,842	Humana, Inc.	190,131
437	Intuitive Surgical, Inc.*	167,843
1,050	Laboratory Corp. of America Holdings*	95,938
2,703	McKesson Corp.	436,264
11,643	Medtronic, Inc.	668,192
908	Patterson Companies, Inc.	37,410
1,778	Quest Diagnostics, Inc.	95,194
3,407	St. Jude Medical, Inc.	211,064
3,472	Stryker Corp.	260,886
1,125	Tenet Healthcare Corp.*	47,385
11,718	UnitedHealth Group, Inc.	882,365
1,237	Varian Medical Systems, Inc.*	96,103

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
3,418	WellPoint, Inc.	$315,789
2,024	Zimmer Holdings, Inc.	188,617

		8,028,046

Household & Personal Products – 2.1%
5,219	Avon Products, Inc.	89,871
10,220	Colgate-Palmolive Co.	666,446
4,489	Kimberly-Clark Corp.	468,921
1,527	The Clorox Co.	141,645
2,874	The Estee Lauder Companies, Inc. Class A	216,470
31,708	The Procter & Gamble Co.	2,581,348

		4,164,701

Insurance – 4.3%
4,008	ACE Ltd.	414,948
5,476	Aflac, Inc.	365,797
17,138	American International Group, Inc.	874,895
3,482	Aon PLC	292,105
805	Assurant, Inc.	53,428
20,996	Berkshire Hathaway, Inc. Class B*	2,489,286
1,764	Cincinnati Financial Corp.	92,381
5,614	Genworth Financial, Inc. Class A*	87,185
5,138	Hartford Financial Services Group, Inc.	186,150
3,100	Lincoln National Corp.	160,022
3,601	Loews Corp.	173,712
6,344	Marsh & McLennan Companies, Inc.	306,796
13,027	MetLife, Inc.	702,416
3,197	Principal Financial Group, Inc.	157,644
5,375	Prudential Financial, Inc.	495,682
5,258	The Allstate Corp.	286,771
2,965	The Chubb Corp.	286,508
6,618	The Progressive Corp.	180,473
4,220	The Travelers Companies, Inc.	382,079
1,018	Torchmark Corp.	79,557
3,019	Unum Group	105,906
3,282	XL Group PLC	104,499

		8,278,240

Materials – 3.5%
2,478	Air Products & Chemicals, Inc.	276,991
801	Airgas, Inc.	89,592
12,283	Alcoa, Inc.	130,568
1,373	Allegheny Technologies, Inc.	48,920
1,211	Avery Dennison Corp.	60,780
1,655	Ball Corp.	85,497
1,300	Bemis Co., Inc.	53,248
675	CF Industries Holdings, Inc.	157,302
1,863	Cliffs Natural Resources, Inc.	48,829
10,779	E.I. du Pont de Nemours & Co.	700,312
1,760	Eastman Chemical Co.	142,032
3,137	Ecolab, Inc.	327,095
1,567	FMC Corp.	118,246

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
12,037	Freeport-McMoRan Copper & Gold, Inc.	$454,276
925	International Flavors & Fragrances, Inc.	79,531
5,186	International Paper Co.	254,270
5,065	LyondellBasell Industries NV Class A	406,618
2,004	MeadWestvaco Corp.	74,008
6,116	Monsanto Co.	712,820
5,936	Newmont Mining Corp.	136,706
3,763	Nucor Corp.	200,869
1,932	Owens-Illinois, Inc.*	69,127
1,683	PPG Industries, Inc.	319,198
3,441	Praxair, Inc.	447,433
2,370	Sealed Air Corp.	80,698
1,383	Sigma-Aldrich Corp.	130,016
14,244	The Dow Chemical Co.	632,434
3,939	The Mosaic Co.	186,197
1,014	The Sherwin-Williams Co.	186,069
1,627	United States Steel Corp.	47,996
1,580	Vulcan Materials Co.	93,884

		6,751,562

Media – 3.7%
2,740	Cablevision Systems Corp. Class A	49,128
6,471	CBS Corp. Class B	412,461
30,376	Comcast Corp. Class A	1,578,489
5,664	DIRECTV*	391,326
2,601	Discovery Communications, Inc. Class A*	235,182
2,603	Gannett Co., Inc.	76,997
50	Graham Holdings Co. Class B*	33,166
5,710	News Corp. Class A*	102,894
2,981	Omnicom Group, Inc.	221,697
1,316	Scripps Networks Interactive, Inc. Class A	113,716
5,057	The Interpublic Group of Companies, Inc.	89,509
19,046	The Walt Disney Co.	1,455,114
3,268	Time Warner Cable, Inc.	442,814
10,523	Time Warner, Inc.	733,664
22,833	Twenty-First Century Fox, Inc. Class A	803,265
4,788	Viacom, Inc. Class B	418,184

		7,157,606

Pharmaceuticals, Biotechnology & Life Sciences – 8.7%
18,599	AbbVie, Inc.	982,213
2,015	Actavis PLC*	338,520
3,922	Agilent Technologies, Inc.	224,299
2,270	Alexion Pharmaceuticals, Inc.*	302,046
3,441	Allergan, Inc.	382,226
8,774	Amgen, Inc.	1,001,640
2,748	Biogen Idec, Inc.*	768,753
19,175	Bristol-Myers Squibb Co.	1,019,151

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
4,815	Celgene Corp.*	$813,543
11,608	Eli Lilly & Co.	592,008
2,782	Forest Laboratories, Inc.*	167,004
17,942	Gilead Sciences, Inc.*	1,348,341
1,973	Hospira, Inc.*	81,446
32,917	Johnson & Johnson	3,014,868
1,998	Life Technologies Corp.*	151,448
34,064	Merck & Co., Inc.	1,704,903
4,510	Mylan, Inc.*	195,734
1,321	PerkinElmer, Inc.	54,465
1,535	Perrigo Co. PLC	235,561
75,592	Pfizer, Inc.	2,315,383
929	Regeneron Pharmaceuticals, Inc.*	255,698
4,208	Thermo Fisher Scientific, Inc.	468,561
2,692	Vertex Pharmaceuticals, Inc.*	200,016
979	Waters Corp.*	97,900
5,786	Zoetis, Inc.	189,144

		16,904,871

Real Estate – 1.9%
4,621	American Tower Corp. (REIT)	368,848
1,780	Apartment Investment & Management Co. Class A (REIT)	46,120
1,416	AvalonBay Communities, Inc. (REIT)	167,414
1,813	Boston Properties, Inc. (REIT)	181,971
3,215	CBRE Group, Inc. Class A*	84,554
3,803	Equity Residential (REIT)	197,262
6,500	General Growth Properties, Inc. (REIT)	130,455
5,305	HCP, Inc. (REIT)	192,678
3,294	Health Care REIT, Inc. (REIT)	176,459
8,840	Host Hotels & Resorts, Inc. (REIT)	171,850
4,663	Kimco Realty Corp. (REIT)	92,094
1,947	Plum Creek Timber Co., Inc. (REIT)	90,555
5,903	Prologis, Inc. (REIT)	218,116
1,706	Public Storage (REIT)	256,787
3,606	Simon Property Group, Inc. (REIT)	548,689
1,700	The Macerich Co. (REIT)	100,113
3,462	Ventas, Inc. (REIT)	198,303
2,076	Vornado Realty Trust (REIT)	184,328
6,714	Weyerhaeuser Co. (REIT)	211,961

		3,618,557

Retailing – 4.4%
4,323	Amazon.com, Inc.*	1,723,969
499	AutoNation, Inc.*	24,795
391	AutoZone, Inc.*	186,875
2,471	Bed Bath & Beyond, Inc.*	198,421
3,095	Best Buy Co., Inc.	123,429
2,697	CarMax, Inc.*	126,813
3,471	Dollar General Corp.*	209,371
2,410	Dollar Tree, Inc.*	135,972
1,183	Expedia, Inc.	82,408
1,184	Family Dollar Stores, Inc.	76,925
1,447	GameStop Corp. Class A	71,279

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
1,845	Genuine Parts Co.	$153,486
2,297	Kohl’s Corp.	130,355
2,819	L Brands, Inc.	174,355
12,144	Lowe’s Companies, Inc.	601,735
4,245	Macy’s, Inc.	226,683
679	Netflix, Inc.*	249,987
1,677	Nordstrom, Inc.	103,639
1,261	O’Reilly Automotive, Inc.*	162,303
1,256	PetSmart, Inc.	91,374
604	Priceline.com, Inc.*	702,090
2,525	Ross Stores, Inc.	189,198
7,680	Staples, Inc.	122,035
7,396	Target Corp.	467,945
3,016	The Gap, Inc.	117,865
16,410	The Home Depot, Inc.	1,351,199
1,324	Tiffany & Co.	122,841
8,369	TJX Companies, Inc.	533,356
1,342	TripAdvisor, Inc.*	111,158
1,203	Urban Outfitters, Inc.*	44,631

		8,616,492

Semiconductors & Semiconductor Equipment – 2.0%
3,863	Altera Corp.	125,663
3,718	Analog Devices, Inc.	189,358
14,153	Applied Materials, Inc.	250,367
6,387	Broadcom Corp. Class A	189,375
780	First Solar, Inc.*	42,619
57,938	Intel Corp.	1,504,070
1,922	KLA-Tencor Corp.	123,892
1,947	Lam Research Corp.*	106,014
2,798	Linear Technology Corp.	127,449
6,413	LSI Corp.	70,671
2,322	Microchip Technology, Inc.	103,910
12,093	Micron Technology, Inc.*	263,144
6,964	NVIDIA Corp.	111,563
12,706	Texas Instruments, Inc.	557,920
3,161	Xilinx, Inc.	145,153

		3,911,168

Software & Services – 10.2%
7,388	Accenture PLC Class A	607,441
5,475	Adobe Systems, Inc.*	327,843
2,136	Akamai Technologies, Inc.*	100,777
557	Alliance Data Systems Corp.*	146,452
2,569	Autodesk, Inc.*	129,298
5,582	Automatic Data Processing, Inc.	451,081
3,825	CA, Inc.	128,711
2,161	Citrix Systems, Inc.*	136,683
3,551	Cognizant Technology Solutions Corp. Class A*	358,580
1,704	Computer Sciences Corp.	95,220
13,652	eBay, Inc.*	749,358
3,626	Electronic Arts, Inc.*	83,180
19,139	Facebook, Inc. Class A*	1,046,138

Common Stocks – (continued)
Software & Services – (continued)
3,399	Fidelity National Information Services, Inc.	$182,458
3,066	Fiserv, Inc.*	181,047
3,276	Google, Inc. Class A*	3,671,446
11,904	International Business Machines Corp.	2,232,833
3,286	Intuit, Inc.	250,788
1,212	Mastercard, Inc. Class A	1,012,578
88,562	Microsoft Corp.	3,314,876
40,903	Oracle Corp.	1,564,949
3,853	Paychex, Inc.	175,427
2,247	Red Hat, Inc.*	125,922
6,332	Salesforce.com, Inc.*	349,463
7,997	Symantec Corp.	188,569
1,987	Teradata Corp.*	90,389
6,597	The Western Union Co.	113,798
1,891	Total System Services, Inc.	62,933
1,569	VeriSign, Inc.*	93,795
5,934	Visa, Inc. Class A	1,321,383
11,117	Yahoo!, Inc.*	449,571

		19,742,987

Technology Hardware & Equipment – 6.3%
1,849	Amphenol Corp. Class A	164,894
10,502	Apple, Inc.	5,892,777
62,302	Cisco Systems, Inc.	1,398,680
17,054	Corning, Inc.	303,902
23,913	EMC Corp.	601,412
947	F5 Networks, Inc.*	86,044
1,725	FLIR Systems, Inc.	51,922
1,220	Harris Corp.	85,168
22,425	Hewlett-Packard Co.	627,452
2,242	Jabil Circuit, Inc.	39,100
6,055	Juniper Networks, Inc.*	136,661
2,737	Motorola Solutions, Inc.	184,748
4,033	NetApp, Inc.	165,918
19,690	QUALCOMM, Inc.	1,461,983
2,653	SanDisk Corp.	187,143
3,653	Seagate Technology PLC	205,152
4,879	TE Connectivity Ltd.	268,882
2,473	Western Digital Corp.	207,485
13,631	Xerox Corp.	165,889

		12,235,212

Telecommunication Services – 2.3%
61,436	AT&T, Inc.	2,160,090
7,011	CenturyLink, Inc.	223,300
3,862	Crown Castle International Corp.*	283,587
12,349	Frontier Communications Corp.	57,423
33,361	Verizon Communications, Inc.	1,639,359
6,949	Windstream Holdings, Inc.	55,453

		4,419,212

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Transportation – 2.0%
1,850	C.H. Robinson Worldwide, Inc.	$107,929
11,947	CSX Corp.	343,715
9,876	Delta Air Lines, Inc.	271,294
2,479	Expeditors International of Washington, Inc.	109,696
3,463	FedEx Corp.	497,875
1,276	Kansas City Southern	158,007
3,625	Norfolk Southern Corp.	336,509
600	Ryder System, Inc.	44,268
8,281	Southwest Airlines Co.	156,014
5,361	Union Pacific Corp.	900,648
8,320	United Parcel Service, Inc. Class B	874,266

		3,800,221

Utilities – 2.9%
7,046	AES Corp.	102,237
1,371	AGL Resources, Inc.	64,752
2,863	Ameren Corp.	103,526
5,777	American Electric Power Co., Inc.	270,017
4,931	CenterPoint Energy, Inc.	114,301
3,170	CMS Energy Corp.	84,861
3,413	Consolidated Edison, Inc.	188,671
6,782	Dominion Resources, Inc.	438,728
2,020	DTE Energy Co.	134,108
8,282	Duke Energy Corp.	571,541
3,819	Edison International	176,820
2,049	Entergy Corp.	129,640
10,120	Exelon Corp.	277,187
5,024	FirstEnergy Corp.	165,691
921	Integrys Energy Group, Inc.	50,112
4,973	NextEra Energy, Inc.	425,788
3,700	NiSource, Inc.	121,656
3,679	Northeast Utilities	155,953
3,885	NRG Energy, Inc.	111,577
2,389	ONEOK, Inc.	148,548
2,832	Pepco Holdings, Inc.	54,176
5,169	PG&E Corp.	208,207
1,337	Pinnacle West Capital Corp.	70,754
7,225	PPL Corp.	217,400

Common Stocks – (continued)
Utilities – (continued)
6,052	Public Service Enterprise Group, Inc.	$193,906
1,546	SCANA Corp.	72,554
2,631	Sempra Energy	236,159
2,535	TECO Energy, Inc.	43,703
10,233	The Southern Co.	420,679
2,641	Wisconsin Energy Corp.	109,179
5,948	Xcel Energy, Inc.	166,187

		5,628,618

TOTAL COMMON STOCK
(Cost $106,579,115)		$192,462,551

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(b)(c) – 0.0%
United States Treasury Bill(b)(c)
$100,000	0.000%	02/20/14	$99,997
(Cost $99,993)

TOTAL INVESTMENTS – 99.3%
(Cost $106,679,108)			$192,562,548

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,336,791

NET ASSETS – 100.0%			$193,899,339

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	15	March 2014	$1,380,825	$54,444

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value

Common Stocks – 99.7%
Banks – 2.1%
50,861	First Republic Bank	$2,662,573
187,622	MGIC Investment Corp.*	1,583,530

		4,246,103

Capital Goods – 10.0%
30,761	AMETEK, Inc.	1,620,182
46,608	Graco, Inc.	3,641,017
27,693	Hubbell, Inc. Class B	3,015,768
53,680	Kennametal, Inc.	2,795,117
57,755	Quanta Services, Inc.*	1,822,748
8,385	Roper Industries, Inc.	1,162,832
96,928	Sensata Technologies Holding NV*	3,757,898
9,188	W.W. Grainger, Inc.	2,346,799

		20,162,361

Commercial & Professional Services – 0.5%
35,020	Healthcare Services Group, Inc.	993,517

Consumer Durables & Apparel – 5.8%
24,946	Deckers Outdoor Corp.*	2,106,939
84,940	Fifth & Pacific Companies, Inc.*	2,724,026
32,940	PVH Corp.	4,480,499
13,913	Ralph Lauren Corp.	2,456,618

		11,768,082

Consumer Services – 5.5%
5,694	Chipotle Mexican Grill, Inc.*	3,033,650
34,210	Marriott International, Inc. Class A	1,688,606
53,824	Norwegian Cruise Line Holdings Ltd.*	1,909,137
11,200	Panera Bread Co. Class A*	1,978,928
42,390	Tim Hortons, Inc.	2,474,728

		11,085,049

Diversified Financials – 8.3%
16,996	IntercontinentalExchange Group, Inc.	3,822,740
66,381	Lazard Ltd. Class A	3,008,387
89,658	MSCI, Inc.*	3,919,848
96,086	SLM Corp.	2,525,140
42,845	T. Rowe Price Group, Inc.	3,589,126

		16,865,241

Energy – 5.6%
17,081	Antero Resources Corp.*	1,083,619
65,114	Cameron International Corp.*	3,876,236
7,287	Core Laboratories NV	1,391,453
26,044	Dril-Quip, Inc.*	2,863,017
34,253	Whiting Petroleum Corp.*	2,119,233

		11,333,558

Food & Staples Retailing – 1.7%
59,304	Whole Foods Market, Inc.	3,429,550

Common Stocks – (continued)
Food, Beverage & Tobacco – 5.6%
38,383	Beam, Inc.	$2,612,347
42,287	Green Mountain Coffee Roasters, Inc.*	3,196,051
37,015	The Hain Celestial Group, Inc.*	3,360,222
30,080	TreeHouse Foods, Inc.*	2,073,114

		11,241,734

Health Care Equipment & Services – 5.9%
32,810	C. R. Bard, Inc.	4,394,571
59,417	CareFusion Corp.*	2,365,985
23,998	Henry Schein, Inc.*	2,742,011
63,194	HMS Holdings Corp.*	1,436,400
19,328	MEDNAX, Inc.*	1,031,729

		11,970,696

Household & Personal Products – 1.3%
38,236	Church & Dwight Co., Inc.	2,534,282

Materials – 4.9%
30,827	Airgas, Inc.	3,448,000
14,132	Ecolab, Inc.	1,473,544
31,769	International Flavors & Fragrances, Inc.	2,731,498
11,730	The Sherwin-Williams Co.	2,152,455

		9,805,497

Media – 2.4%
23,878	Discovery Communications, Inc. Class A*	2,159,049
31,943	Scripps Networks Interactive, Inc. Class A	2,760,194

		4,919,243

Pharmaceuticals, Biotechnology & Life Sciences – 10.8%
76,402	Agilent Technologies, Inc.	4,369,430
9,746	Alexion Pharmaceuticals, Inc.*	1,296,803
12,652	BioMarin Pharmaceutical, Inc.*	889,056
45,556	Cepheid, Inc.*	2,128,376
14,524	Incyte Corp. Ltd.*	735,350
19,318	Medivation, Inc.*	1,232,875
5,905	Mettler-Toledo International, Inc.*	1,432,494
37,532	PerkinElmer, Inc.	1,547,444
11,978	Pharmacyclics, Inc.*	1,267,033
5,461	Regeneron Pharmaceuticals, Inc.*	1,503,086
14,048	Shire PLC ADR	1,984,842
30,557	Vertex Pharmaceuticals, Inc.*	2,270,385
35,616	Zoetis, Inc.	1,164,287

		21,821,461

Real Estate – 2.6%
198,239	CBRE Group, Inc. Class A*	5,213,686

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Retailing – 8.9%
31,450	Dick’s Sporting Goods, Inc.	$1,827,245
71,288	Dollar General Corp.*	4,300,092
31,074	Five Below, Inc.*	1,342,397
71,777	L Brands, Inc.	4,439,407
46,050	PetSmart, Inc.	3,350,138
12,021	Restoration Hardware Holdings, Inc.*	809,013
20,143	Tiffany & Co.	1,868,868

		17,937,160

Semiconductors & Semiconductor Equipment – 4.0%
74,563	Altera Corp.	2,425,534
41,076	Linear Technology Corp.	1,871,012
83,055	Xilinx, Inc.	3,813,886

		8,110,432

Software & Services – 8.1%
25,303	Equinix, Inc.*	4,490,017
21,026	FleetCor Technologies, Inc.*	2,463,616
20,494	Guidewire Software, Inc.*	1,005,640
8,312	LinkedIn Corp. Class A*	1,802,291
29,264	MICROS Systems, Inc.*	1,678,876
69,563	Pandora Media, Inc.*	1,850,376
35,926	Salesforce.com, Inc.*	1,982,756
18,364	ServiceNow, Inc.*	1,028,568

		16,302,140

Technology Hardware & Equipment – 1.9%
34,879	Amphenol Corp. Class A	3,110,509
34,696	Juniper Networks, Inc.*	783,089

		3,893,598

Telecommunication Services – 3.8%
55,664	SBA Communications Corp. Class A*	5,000,854
85,206	tw telecom, inc.*	2,596,227

		7,597,081

TOTAL INVESTMENTS – 99.7%
(Cost $139,485,113)		$201,230,471

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		671,684

NET ASSETS – 100.0%		$201,902,155

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 61.1%
Collateralized Mortgage Obligations – 49.8%
Agency Multi-Family(a) – 7.6%
FHLMC Multifamily Structured Pass Through Certificates Series KF02, Class A1
$2,697,957	0.580%	07/25/20	$2,699,025
FNMA
189,218	2.800	03/01/18	196,836
482,160	3.864	05/01/18	518,255
110,000	3.968	05/01/18	118,677
400,000	4.656	06/01/19	438,514
95,636	3.530	10/01/20	98,747
95,766	3.753	12/01/20	100,091
385,190	3.763	12/01/20	404,122
196,994	4.521	06/01/21	213,938
FNMA ACES Series 2013-M11, Class FA
1,092,787	0.495	01/25/18	1,094,163
GNMA
77,632	3.950	07/15/25	80,628

			5,962,996

Regular Floater(a) – 42.2%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
2,048,780	0.465	09/20/66	1,964,551
FHLMC REMIC Series 3208, Class FG(c)
2,217,260	0.567	08/15/36	2,223,072
FHLMC REMIC Series 3307, Class FT
3,175,883	0.407	07/15/34	3,178,629
FHLMC REMIC Series 3311, Class KF
4,779,786	0.507	05/15/37	4,766,742
FHLMC REMIC Series 3371, Class FA(c)
1,434,954	0.767	09/15/37	1,443,358
FHLMC REMIC Series 4174, Class FB
1,904,772	0.467	05/15/39	1,893,811
FNMA REMIC Series 2006-82, Class F
1,805,108	0.735	09/25/36	1,818,862
FNMA REMIC Series 2006-96, Class FA
1,650,280	0.465	10/25/36	1,653,980
FNMA REMIC Series 2007-85, Class FC
1,252,724	0.705	09/25/37	1,263,516
FNMA REMIC Series 2008-8, Class FB
2,403,634	0.985	02/25/38	2,420,172
FNMA REMIC Series 2011-110, Class FE
913,935	0.565	04/25/41	915,644
FNMA REMIC Series 2012-35, Class QF
2,925,032	0.565	04/25/42	2,932,089
GNMA Series 2005-48, Class AF
1,608,296	0.367	06/20/35	1,598,414
Granite Master Issuer PLC Series 2007-1, Class 2A1
1,339,825	0.307	12/20/54	1,325,312
Leek Finance Number Eighteen PLC Series 18X, Class A2B
156,705	0.506	09/21/38	161,012
Leek Finance Number Seventeen PLC Series 17A, Class A2B(b)
69,504	0.526	12/21/37	71,597

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
$3,292,971	0.619%	01/08/20	$3,311,880

			32,942,641

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$38,905,637

Commercial Mortgage-Backed Security – 0.3%
Sequential Fixed Rate(a) – 0.3%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
$198,885	5.889%	07/10/44	$217,005

Federal Agencies – 11.0%
Adjustable Rate FHLMC(a) – 4.7%
304,593	2.375	09/01/35	323,725
768,062	2.485	12/01/36	819,047
1,101,857	3.051	04/01/37	1,171,066
832,091	2.606	01/01/38	888,918
470,769	2.502	05/01/35	499,795

			3,702,551

Adjustable Rate FNMA(a) – 5.5%
121,415	2.119	05/01/33	125,835
311,571	2.333	05/01/35	330,497
965,859	4.409	06/01/35	1,024,628
1,057,471	2.234	11/01/35	1,120,557
175,618	2.403	12/01/35	186,649
606,743	2.628	03/01/37	648,391
798,213	2.323	12/01/37	848,283

			4,284,840

Adjustable Rate GNMA(a) – 0.8%
586,049	1.625	04/20/33	606,906

TOTAL FEDERAL AGENCIES			$8,594,297

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $47,620,401)			$47,716,939

Asset-Backed Securities(a) – 30.3%
Auto – 1.6%
Ally Master Owner Trust Series 2013-1, Class A1
$1,250,000	0.617%	02/15/18	$1,250,718

Collateralized Loan Obligations – 9.7%
Acis CLO Ltd. Series 2013-2A, Class A(b)
925,000	0.761	10/14/22	899,086
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
441,762	0.487	04/29/19	429,407
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)
1,263,398	0.512	02/01/22	1,232,907
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)
496,335	0.512	02/01/22	483,774

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Collateralized Loan Obligations – (continued)
KKR Financial CLO Corp. Series 2007-1A, Class A(b)
$1,388,124	0.591%	05/15/21	$1,363,293
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)
500,000	1.571	01/22/25	495,435
Westbrook CLO Ltd. Series 2006-1X, Class A1
746,478	0.485	12/20/20	727,211
Westchester CLO Ltd. Series 2007-1X, Class A1A
2,035,279	0.467	08/01/22	1,972,216

			7,603,329

Student Loans – 19.0%
Academic Loan Funding Trust Series 2013-1A, Class A(b)
1,200,000	0.965	12/26/44	1,191,028
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
750,000	0.940	02/25/41	740,040
Brazos Higher Education Authority Series 2005-2, Class A10(c)
743,403	0.366	12/26/19	739,630
Brazos Higher Education Authority Series 2005-3, Class A14(c)
20,972	0.356	09/25/23	20,952
College Loan Corp. Trust Series 2004-1, Class A4
150,000	0.428	04/25/24	143,397
Edsouth Indenture No. 1 LLC Series 2010-1, Class A1(b)(c)
2,417,817	1.088	07/25/23	2,434,269
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
595,476	0.965	06/25/26	592,815
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
1,000,000	0.888	04/25/35	994,261
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)
1,750,000	1.164	02/25/25	1,771,349
GCO Education Loan Funding Trust Series 2006-1, Class A8L
780,985	0.368	05/25/25	760,845
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
1,300,000	1.167	05/20/30	1,315,537
Nelnet Student Loan Trust Series 2008-3, Class A4(c)
1,200,000	1.888	11/25/24	1,247,172
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
1,140,000	1.198	07/01/24	1,148,251
SLM Student Loan Trust Series 2008-5, Class A4(c)
300,000	1.938	07/25/23	314,577
SLM Student Loan Trust Series 2011-2, Class A1
1,211,793	0.765	11/25/27	1,216,919
SLM Student Loan Trust Series 2012-2, Class A(c)
215,415	0.865	01/25/29	215,653

			14,846,695

TOTAL ASSET-BACKED SECURITIES
(Cost $23,765,915)			$23,700,742

U.S. Treasury Obligations – 6.3%
United States Treasury Bill(d)
$1,250,000	0.000%	04/24/14	$1,249,766
United States Treasury Bonds
700,000	3.625	08/15/43	660,954
200,000	3.750	11/15/43	193,266
United States Treasury Notes
100,000	1.375	09/30/18	98,767
1,000,000	1.250	10/31/18	980,390
1,000,000	1.250	11/30/18	978,540
100,000	2.000	09/30/20	97,736
700,000	1.750	10/31/20	671,489

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,012,842)			$4,930,908

TOTAL INVESTMENTS – 97.7%
(Cost $76,399,158)			$76,348,589

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			1,818,072

NET ASSETS – 100.0%			$78,166,661

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,929,511, which represents approximately 16.5% of net assets as of December 31, 2013.
(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
REMIC	—	Real Estate Mortgage Investment Conduit

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(43)	March 2014	$(5,517,438)	$103,810
U.S. Ultra Long Treasury Bonds	(2)	March 2014	(272,500)	5,303
2 Year U.S. Treasury Notes	70	March 2014	15,386,875	(27,916)
5 Year U.S. Treasury Notes	(46)	March 2014	(5,488,375)	73,968
10 Year U.S. Treasury Notes	(28)	March 2014	(3,445,313)	65,050
TOTAL				$220,215

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $111,284,460, $106,098,392, $139,485,113 and $76,399,158)	$112,038,268	$191,697,519	$201,230,471	$76,348,589
Investments in affiliated issuers, at value (cost $2,582,364, $580,716, $0 and $0)	2,582,364	865,029	—	—
Cash	5,756,413	747,029	958,522	1,320,964
Foreign currencies, at value (cost $38,800 for the Core Fixed Income Fund)	38,825	—	—	—
Receivables:
Investments sold on an extended-settlement basis	5,029,424	—	—	2,903
Interest and dividends	715,776	260,581	46,447	81,748
Unrealized gain on forward foreign currency exchange contracts	110,934	—	—	—
Reimbursement from investment adviser	63,164	45,834	46,840	68,400
Fund shares sold	7,009	128,524	5,093	102,151
Investments sold	—	327,046	—	—
Variation margin on certain derivative contracts	—	4,798	—	30,908
Collateral on certain derivative contracts(a)	—	—	—	346,000
Other assets	23,719	35,596	22,598	10,783
Total assets	126,365,896	194,111,956	202,309,971	78,312,446

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	7,207,656	—	—	—
Forward sale contracts, at value (proceeds receivable $2,174,063 for the Core Fixed Income Fund)	2,173,438	—	—	—
Fund shares redeemed	174,203	7,352	123,171	9,407
Unrealized loss on forward foreign currency exchange contracts	80,794	—	—	—
Amounts owed to affiliates	66,551	77,675	193,957	38,266
Variation margin on certain derivative contracts	3,322	—	—	—
Accrued expenses	105,835	127,590	90,688	98,112
Total liabilities	9,811,799	212,617	407,816	145,785

Net Assets:
Paid-in capital	122,236,685	122,461,133	135,767,934	78,217,228
Undistributed net investment income	162,288	342,045	1,041	1
Accumulated net realized gain (loss)	(6,626,572)	(14,841,723)	4,387,822	(220,214)
Net unrealized gain	781,696	85,937,884	61,745,358	169,646
NET ASSETS	$116,554,097	$193,899,339	$201,902,155	$78,166,661
Net Assets:
Institutional	$24,463	$—	$29,930	$25,130
Service	116,529,634	193,899,339	201,872,225	78,141,531
Total Net Assets	$116,554,097	$193,899,339	$201,902,155	$78,166,661
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,335	—	3,485	2,391
Service	11,124,550	14,174,614	23,538,385	7,435,957
Net asset value, offering and redemption price per share:
Institutional	$10.48	$ —	$8.59	$10.51
Service	10.47	13.68	8.58	10.51

(a) Segregated for initial margin on futures transactions.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2013

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$3,209,727	$94	$—	$553,505
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $713, $9,891 and $0)	1,075	3,811,108	1,291,149	—
Dividends — affiliated issuers	36	10,900	—	—
Total investment income	3,210,838	3,822,102	1,291,149	553,505

Expenses:
Management fees	502,431	544,506	1,885,716	316,772
Distribution and Service fees — Service Shares	313,978	453,753	471,382	178,621
Professional fees	99,036	76,005	76,153	136,113
Custody, accounting and administrative services	82,386	52,918	48,683	51,687
Printing and mailing costs	60,271	72,952	58,778	55,840
Transfer Agent fees(a)	25,119	36,297	37,711	14,291
Trustee fees	17,879	17,984	18,021	17,717
Other	22,820	80,455	22,864	15,910
Total expenses	1,123,920	1,334,870	2,619,308	786,951
Less — expense reductions	(276,298)	(444,756)	(433,809)	(289,881)
Net expenses	847,622	890,114	2,185,499	497,070
NET INVESTMENT INCOME (LOSS)	2,363,216	2,931,988	(894,350)	56,435

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $7,809 for the Growth Opportunities Fund)	(924,352)	119,502	17,405,818	736,363
Investments — affiliated issuer	—	(39,732)	—	—
Futures contracts	90,946	288,957	—	190,689
Forward foreign currency exchange contracts	581,415	—	—	—
Foreign currency transactions	(96,345)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(3,859,016)	46,257,144	35,965,761	(848,865)
Investments — affiliated issuer	—	308,316	—	—
Futures contracts	(65,725)	54,951	—	181,652
Forward foreign currency exchange contracts	198,068	—	—	—
Foreign currency translation	(349)	—	—	—
Net realized and unrealized gain (loss)	(4,075,358)	46,989,138	53,371,579	259,839
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,712,142)	$49,921,126	$52,477,229	$316,274

(a) Class specific Transfer Agent fees were as follows:

	Transfer Agent Fees
Fund	Institutional		Service
Core Fixed Income	$3	(b)	$25,116
Equity Index	N/A		36,297
Growth Opportunities	4	(b)	37,707
High Quality Floating Rate	2	(b)	14,289

(b) Commenced operations on April 30, 2013 for the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund			Equity Index Fund
	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income (loss)	$2,363,216		$2,237,144	$2,931,988	$3,159,545
Net realized gain (loss)	(348,336)		4,328,117	368,727	6,823,582
Net change in unrealized gain (loss)	(3,727,022)		2,738,834	46,620,411	15,220,753
Net increase (decrease) in net assets resulting from operations	(1,712,142)		9,304,095	49,921,126	25,203,880

Distributions to shareholders:
From net investment income
Institutional Shares	(453	)(a)	—	—	—
Service Shares	(3,066,413)		(3,241,836)	(2,941,172)	(3,068,378)
From net realized gains
Institutional Shares	—	(a)	—	—	—
Service Shares	—		—	—	—
From capital
Institutional Shares	—	(a)	—	—	—
Service Shares	—		—	—	—
Total distributions to shareholders	(3,066,866)		(3,241,836)	(2,941,172)	(3,068,378)

From share transactions:
Proceeds from sales of shares	5,351,449		8,361,507	3,333,154	2,183,506
Reinvestment of distributions	3,066,866		3,241,836	2,941,172	3,068,378
Cost of shares redeemed	(22,521,179)		(30,344,108)	(27,165,802)	(29,287,642)
Net increase (decrease) in net assets resulting from share transactions	(14,102,864)		(18,740,765)	(20,891,476)	(24,035,758)
TOTAL INCREASE (DECREASE)	(18,881,872)		(12,678,506)	26,088,478	(1,900,256)

Net assets:

Beginning of year	135,435,969		148,114,475	167,810,861	169,711,117
End of year	$116,554,097		$135,435,969	$193,899,339	$167,810,861
Undistributed net investment income	$162,288		$337,022	$342,045	$375,823

(a) Commenced operations on April 30, 2013.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund			High Quality Floating Rate Fund
For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

$(894,350)		$(442,180)	$56,435		$242,926
17,405,818		12,350,130	927,052		1,459,709
35,965,761		18,219,850	(667,213)		122,962
52,477,229		30,127,800	316,274		1,825,597

—	(a)	—	(103	)(a)	—
—		—	(348,230)		(516,585)

(1,862	)(a)	—	(129	)(a)	—
(12,613,777)		(14,534,448)	(400,357)		(2,117,284)

—	(a)	—	(13	)(a)	—
—		—	(38,172)		—
(12,615,639)		(14,534,448)	(787,004)		(2,633,869)

6,060,135		5,879,360	21,557,292		15,052,010
12,615,639		14,534,448	787,004		2,633,869
(28,504,978)		(23,461,412)	(12,600,399)		(15,310,789)
(9,829,204)		(3,047,604)	9,743,897		2,375,090
30,032,386		12,545,748	9,273,167		1,566,818

171,869,769		159,324,021	68,893,494		67,326,676
$201,902,155		$171,869,769	$78,166,661		$68,893,494
$1,041		$603	$1		$78,526

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional (Commenced April 30, 2013)	$10.91	$0.15	$(0.38)	$(0.23)	$(0.20)	$10.48	(2.13)%	$24	0.43	%(d)	0.69	%(d)	2.10	%(d)	557%
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557
2012 - Service	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727
2011 - Service	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67		0.83		2.22		644
2010 - Service	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67		0.81		2.80		399
2009 - Service	8.81	0.39	0.87	1.26	(0.45)	9.62	14.68	183,178	0.67		0.79		4.29		187

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	52

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013	$10.54	$0.20	$3.15	$3.35	$(0.21)	$13.68	31.83%	$193,899	0.49%	0.73%	1.61%	3%
2012	9.29	0.19	1.26	1.45	(0.20)	10.54	15.50	167,811	0.48	0.72	1.82	3
2011	9.29	0.15	0.01	0.16	(0.16)	9.29	1.75	169,711	0.48	0.70	1.59	3
2010	8.22	0.13	1.08	1.21	(0.14)	9.29	14.92	193,874	0.51	0.71	1.52	4
2009	6.61	0.14	1.62	1.76	(0.15)	8.22	26.28	198,588	0.59	0.68	1.97	5

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional (Commenced April 30, 2013)	$7.66	$(0.02)		$1.52	$1.50	$(0.57)	$8.59	19.73%	$30	1.00	%(d)	1.16	%(d)	(0.27	)%(d)	42%
2013 - Service	6.93	(0.04)		2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42
2012 - Service	6.34	(0.02	)(e)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(e)	46
2011 - Service	6.72	(0.03)		(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17		1.41		(0.46)		53
2010 - Service	5.63	(0.03)		1.12	1.09	—	6.72	19.36	145,904	1.18		1.43		(0.56)		57
2009 - Service	3.55	(0.02)		2.10	2.08	—	5.63	58.59	127,710	1.18		1.43		(0.50)		71

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	54

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional (Commenced April 30, 2013)	$10.56	$0.02	$0.03	$0.05	$(0.04)	$(0.06	)(d)	$(0.10)	$10.51	0.50%	$25	0.40	%(e)	0.86	%(e)	0.25	%(e)	467%
2013 - Service	10.58	0.01	0.03	0.04	(0.05)	(0.06	)(d)	(0.11)	10.51	0.40	78,142	0.70		1.10		0.08		467
2012 - Service	10.70	0.04	0.25	0.29	(0.08)	(0.33)		(0.41)	10.58	2.78	68,893	0.79		1.06		0.36		1,045
2011 - Service	10.56	0.09	0.57	0.66	(0.10)	(0.42)		(0.52)	10.70	6.35	67,327	0.81		1.13		0.81		960
2010 - Service	10.29	0.17	0.37	0.54	(0.19)	(0.08)		(0.27)	10.56	5.19	72,311	0.81		1.08		1.56		614
2009 - Service	10.14	0.31	0.33	0.64	(0.36)	(0.13)		(0.49)	10.29	6.44	74,760	0.81		1.05		3.01		287

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Includes a distribution from capital of less than $0.01 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Core Fixed Income, Growth Opportunities and High Quality Floating Rate†	Institutional and Service	Diversified
Equity Index	Service	Diversified

†	Formerly, Goldman Sachs Government Income Fund. Effective at the close of business April 30, 2013, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2013

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2013

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$30,250,716	$—
Mortgage-Backed Obligations	—	40,387,205	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	15,189,858	6,626,159	—
Asset-Backed Securities	—	9,137,695	—
Foreign Debt Obligations	1,694,719	3,425,857	—
Municipal Debt Obligations	—	3,425,054	—
Government Guarantee Obligations	—	1,901,005	—
Investment Company	2,582,364	—	—
Total	$19,466,941	$95,153,691	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,173,438)	$—

Derivative Type
Assets(a)
Futures Contracts	$186,321	$—	$—
Forward Foreign Currency Exchange Contracts	—	110,934	—

Investment Type
Liabilities(a)
Futures Contracts	$(190,592)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(80,794)	—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$192,462,551	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,997	—	—
Total	$192,562,548	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$54,444	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$201,230,471	$—	$—

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$47,716,939	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	4,930,908	—	—
Asset-Backed Securities	—	23,700,742	—
Total	$4,930,908	$71,417,681	$—

Derivative Type
Assets(a)
Futures Contracts	$248,131	$—	$—
Liabilities(a)
Futures Contracts	$(27,916)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2013

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk		Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest Rate		Variation margin on certain derivative contracts	$186,321(a)	Variation margin on certain derivative contracts	$(190,592	)(a)
Currency		Receivables for unrealized gain on forward foreign currency exchange contracts	110,934	Payable for unrealized loss on forward foreign currency exchange contracts	(80,794)
Total			$297,255		$(271,386)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on certain derivative contracts	$54,444	—	$—
High Quality Floating Rate	Interest Rate	Variation margin on certain derivative contracts	248,131	Variation margin on certain derivative contracts	(27,916)

(a)	Includes unrealized gain (loss) on futures and swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$90,946	$(65,725)	400
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	581,415	198,068	198
Total		$672,361	$132,343	598

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statement of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$288,957	$54,951	17
High Quality Floating Rate	Interest Rate	190,689	181,652	202

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2013

4.    INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2013:

CORE FIXED INCOME
	Derivative Assets(1)	Derivative Liabilities(1)
Counterparty	Forwards	Forwards	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America NA	$3,833	$(1,901)	$1,932	$—	$1,932
Barclays Bank PLC	10,416	(1,804)	8,612	—	8,612
BNP Paribas SA	574	(4,790)	(4,216)	—	(4,216)
Citibank NA	13,134	(4,960)	8,174	—	8,174
Credit Suisse International	—	(3)	(3)	—	(3)
Deutsche Bank AG (London)	8,055	(7,029)	1,026	—	1,026
HSBC Bank PLC	15,079	—	15,079	—	15,079
JPMorgan Chase Bank NA	1,228	(46,711)	(45,483)	—	(45,483)
Merrill Lynch & Co., Inc.	732	—	732	—	732
Royal Bank of Canada	1,227	(3,853)	(2,626)	—	(2,626)
Standard Chartered Bank	13,484	—	13,484	—	13,484
State Street Bank	12,642	(219)	12,423	—	12,423
UBS AG	24,048	—	24,048	—	24,048
Westpac Banking Corp.	6,482	(9,524)	(3,042)	—	(3,042)
Total	$110,934	$(80,794)	$30,140	$—	$30,140

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.97	*
High Quality Floating Rate:**
Effective 4/30/2013	0.40	0.36	0.34	0.33	0.32	0.44	0.38	*
Prior to 4/30/2013	0.54	0.49	0.47	0.46	0.45	—	—

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net effective management fee rates, as defined in the Fund’s most recent prospectus. These waivers will be effective through at least April 30, 2014 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.
**	Effective April 30, 2013, the Fund’s management fee schedule has been reduced, as outlined in the table above.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2013, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 30, 2014 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2013.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2013 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2014, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2013

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.074%, respectively. Prior to April 30, 2013, The Other Expense limitation for High Quality Floating Rate Fund was 0.004%. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Funds’ net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$284	$—	$6,745	$269,269	$276,298
Equity Index	163,354	—	643	280,759	444,756
Growth Opportunities	56,570	169,701	1,745	205,793	433,809
High Quality Floating Rate	44,448	—	10,387	235,046	289,881

As of December 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$39,621	$24,935	$1,995	$66,551
Equity Index	33,983	40,456	3,236	77,675
Growth Opportunities	163,602	26,982	3,373	193,957
High Quality Floating Rate	20,455	16,491	1,320	38,266

E. Line of Credit Facility — As of December 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $5 and $1,054 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Equity Index and Growth Opportunities, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the fiscal year ended December 31, 2013:

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year	Dividend Income
Equity Index	The Goldman Sachs Group, Inc.	5,761	—	(881)	4,880	$865,029	$10,900

As of December 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$687,014,908	$28,292,353	$697,856,963	$43,806,785
Equity Index	—	5,200,560	—	26,269,494
Growth Opportunities	—	78,100,290	—	100,074,395
High Quality Floating Rate	287,789,098	33,694,959	312,197,075	7,791,305

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2013, was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$3,066,866	$2,941,172	$2,428,892	$677,458
Net long-term capital gains	—	—	10,186,747	71,361
Total taxable distributions	$3,066,866	$2,941,172	$12,615,639	$748,819
Tax return of capital	$—	$—	$—	$38,185

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2013

7.    TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$3,241,836	$3,068,378	$492,616	$2,175,050
Net long-term capital gains	—	—	14,041,832	458,819
Total taxable distributions	$3,241,836	$3,068,378	$14,534,448	$2,633,869

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$302,782	$320,023	$1,282,994	$—
Undistributed long-term capital gains	—	—	3,477,618	—
Total undistributed earnings	$302,782	$320,023	$4,760,612	$—
Capital loss carryforwards:(1)
Expiring 2017	$(1,103,441)	$(641,077)	$—	$—
Expiring 2018	(4,488,774)	—	—	—
Perpetual short-term	(1,035,872)	—	—	—
Perpetual long-term	—	(1,365,450)	—	—
Total capital loss carryforwards	$(6,628,087)	$(2,006,527)	$—	$—
Timing differences (Qualified late year loss and straddle loss deferrals and deferred dividend)	(110,648)	837	—	—
Unrealized gains (losses) — net	753,365	73,123,873	61,373,610	(50,567)
Total accumulated earnings (losses) — net	$(5,682,588)	$71,438,206	$66,134,222	$(50,567)

(1)	Expiration occurs on December 31 of the year indicated.

As of December 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$113,869,286	$119,438,675	$139,856,861	$76,399,156
Gross unrealized gain	2,535,236	89,257,167	62,119,151	275,917
Gross unrealized loss	(1,783,890)	(16,133,294)	(745,541)	(326,484)
Net unrealized security gain (loss)	$751,346	$73,123,873	$61,373,610	$(50,567)
Net unrealized gain on other investments	2,019	—	—	—
Net unrealized gain (loss)	$753,365	$73,123,873	$61,373,610	$(50,567)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, differences related to the tax treatment of underlying fund investments, inflation protected securities and partnership investments, real estate investment trust investments, and securities on loan.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    TAX INFORMATION (continued)

from net operating losses, and the difference in tax treatment of foreign currency transactions, paydown gains and losses, inflation protected securities, real estate investment trust investments and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$—	$(528,916)	$528,916
Equity Index	—	24,594	(24,594)
Growth Opportunities	—	(894,788)	894,788
High Quality Floating Rate	(38,185)	(175,188)	213,373

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2013

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	2,292	$25,005	—	$—
Reinvestment of distributions	43	453	—	—
	2,335	25,458	—	—
Service Shares
Shares sold	499,125	5,326,444	786,585	8,361,507
Reinvestment of distributions	289,474	3,066,413	304,260	3,241,836
Shares redeemed	(2,116,494)	(22,521,179)	(2,842,488)	(30,344,108)
	(1,327,895)	(14,128,322)	(1,751,643)	(18,740,765)
NET DECREASE	(1,325,560)	$(14,102,864)	(1,751,643)	$(18,740,765)

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	269,672	$3,333,154	212,773	$2,183,506
Reinvestment of distributions	219,654	2,941,172	290,291	3,068,378
Shares redeemed	(2,232,495)	(27,165,802)	(2,849,794)	(29,287,642)
NET DECREASE	(1,743,169)	$(20,891,476)	(2,346,730)	$(24,035,758)

(a)	Commenced operations on April 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	3,264	$25,008	—	$—
Reinvestment of distributions	221	1,862	—	—
	3,485	26,870	—	—
Service Shares
Shares sold	785,642	6,035,127	837,085	5,879,360
Reinvestment of distributions	1,498,073	12,613,777	2,112,565	14,534,448
Shares redeemed	(3,560,989)	(28,504,978)	(3,270,859)	(23,461,412)
	(1,277,274)	(9,856,074)	(321,209)	(3,047,604)
NET DECREASE	(1,273,789)	$(9,829,204)	(321,209)	$(3,047,604)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	2,368	$25,001	—	$—
Reinvestment of distributions	23	245	—	—
	2,391	25,246	—	—
Service Shares
Shares sold	2,042,245	21,532,291	1,391,077	15,052,010
Reinvestment of distributions	74,885	786,759	248,434	2,633,869
Shares redeemed	(1,195,532)	(12,600,399)	(1,416,700)	(15,310,789)
	921,598	9,718,651	222,811	2,375,090
NET INCREASE	923,989	$9,743,897	222,811	$2,375,090

(a)	Commenced operations on April 30, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs High Quality Floating Rate Fund (formerly the Goldman Sachs Government Income Fund) and Goldman Sachs Growth Opportunities Fund (collectively the “Funds”), Funds of Goldman Sachs Variable Insurance Trust, at December 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional(a)
Actual	$1,000	$1,012.70		$2.18	N/A	N/A		N/A	$1,000	$1,194.20		$5.53	$1,000	$1,006.10		$2.02
Hypothetical 5% return	1,000	1,023.04	+	2.19	N/A	N/A		N/A	1,000	1,020.16	+	5.09	1,000	1,023.19	+	2.04
Service
Actual	1,000	1,010.40		3.45	$1,000	$1,160.80		$2.72	1,000	1,192.90		6.41	1,000	1,004.90		3.34
Hypothetical 5% return	1,000	1,021.78	+	3.47	1,000	1,022.68	+	2.55	1,000	1,019.36	+	5.90	1,000	1,021.88	+	3.36

(a)	Commenced operations on April 30, 2013

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service
Core Fixed Income	0.43%	0.68%
Equity Index	N/A	0.50%
Growth Opportunities	1.00%	1.16%
High Quality Floating Rate	0.40%	0.66%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 A ge: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2013, 100% and 41.57% of the dividends paid, respectively, from net investment company taxable income by the Equity Index and Growth Opportunities Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Growth Opportunities and High Quality Floating Rate Funds designate $10,186,747 and $71,361 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2013.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS

James A. McNamara, President

Scott M. McHugh, Principal Financial Officer and Treasurer

Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2014 Goldman Sachs. All rights reserved.

VITMFAR14/121730.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 32.42% and 32.00%, respectively. These returns compare to the 33.48% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 32.39% during the Reporting Period, breaking all-time records and enjoying a strong finish to a fifth straight year of gains.

The U.S. equity market focused much of the Reporting Period on the Federal Reserve (the “Fed”), following Fed Chair Bernanke’s announcement in mid-May 2013 that the central bank would soon begin to taper the pace of its quantitative easing asset purchases. The rally in the U.S. equity market during the first several months of 2013 came to a virtual halt with this announcement. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Importantly, more robust consumption accounted for most of the upward revision. Strong and seemingly sustained momentum in the housing market was one of the biggest drivers of improved sentiment on the economy. The labor market also improved late in the year, with the unemployment rate dropping to 6.7% by December 2013. Amidst this better economic news, the S&P® 500 Index made record highs in December 2013. Indeed, the S&P® 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P® 500 Index closed the year with a new high was in 1999.

For the Reporting Period overall, all ten sectors within the S&P® 500 Index posted double-digit gains. Consumer discretionary, health care and industrials were the best performers in terms of total return, as investors repositioned for economic growth. Conversely, telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors, though, as indicated, each still generated positive double-digit returns.

All segments of the U.S. equity market advanced robustly during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s performance relative to the Russell Index during the Reporting Period can be attributed primarily to stock selection overall.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was stock selection in the information technology, health care and telecommunication services sectors. Partially offsetting such detractors was effective stock selection in the industrials and consumer discretionary sectors, which contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in data center solutions company Equinix, wireless tower company American Tower and web-based information technology systems company Rackspace Hosting.

Equinix was the biggest detractor from the Fund’s relative performance during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will more closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix had announced its planned conversion to a REIT. Equinix’s shares also declined on concerns that data centers are seeing increased pricing pressure from competitors. At the end of the Reporting Period, we believed Equinix remained well positioned as a market leader in data center and co-location services and that its assets should continue to command a premium lease rate relative to its peers, highlighted by its solid third calendar quarter results. Importantly, Equinix’s customer churn, or turnover, and pricing improved during the Reporting Period, which had been a source of controversy for the stock. We further believed that Equinix was well positioned to benefit from secular growth trends, including growth in cloud computing, Internet traffic, enterprise outsourcing and rising demand for optimized network performance.

Similarly, American Tower detracted from the Fund’s relative results, as tower companies in general underperformed the broad U.S. equity market given concerns about the impact rising interest rates could have on the valuations of REITs. Still, we believe the fundamentals of the tower industry remained robust, and American Tower reported a solid set of results for the second quarter of 2013, particularly considering the currency headwinds and other headline noise — regarding the pace of the economy, monetary policy and the impact of the sequester’s spending cuts — heading into the quarter, in our view. At the end of the Reporting Period, we believed the company continued to grow revenues organically and was generating strong cash flow growth. We further believed our long-term investment thesis on the company remained intact. In our view, American Tower’s stock was attractively valued considering its cash flow growth profile, its positioning to benefit from the secular growth of mobility, and its place in an industry with high barriers to entry.

Rackspace Hosting, a leading provider of managed hosting and cloud computing services and a new purchase for the Fund during the Reporting Period, detracted from the Fund’s relative performance, as it reported disappointing fiscal first quarter results, including a slowdown in its sales growth. The company also indicated it would have to spend more to acquire new customers. While we believe the long-term secular growth trends driving Rackspace Hosting remain intact, strict to our sell discipline, we sold out of the stock in favor of other names with what we considered to have more favorable risk/reward profiles.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in quick-serve Mexican restaurant company Chipotle Mexican Grill, athletic footwear and apparel seller Nike and regulated exchange and clearing house operator IntercontinentalExchange Group.

Chipotle Mexican Grill was the top contributor to the Fund’s performance during the Reporting Period. Despite reporting third calendar quarter earnings slightly below consensus, its same-store sales growth exceeded expectations due to the roll-out of catering, better customer throughput, or productivity, during peak periods, increased advertising and the introduction of a new menu item, Sofritas (braised tofu). At the end of the Reporting Period, we expected the company to raise prices in 2014, which should benefit same-store sales growth and margins, in our view. We believe that Chipotle Mexican Grill is a high quality growth franchise with an attractive business model, effective management and strong brand recognition. We also believe the company is well positioned for long-term growth by increasing same-store sales and expanding its domestic and international store count.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Nike performed well, with its shares gaining as the company improved margins and increased its revenue outlook through the Reporting Period. Nike also announced the divestiture of its Cole Haan affiliate brand, which we believe will add to earnings going forward. At the end of the Reporting Period, we continued to believe in the strength of Nike’s franchise and its growth opportunities domestically and abroad. In our view, the company’s dominant marketing and research and development budget — coupled with its emphasis on global leadership in innovation and influence — indicate that Nike should continue to participate in the long-term growth of the emerging markets.

Shares of IntercontinentalExchange Group rose at the start of the Reporting Period following a solid set of fiscal fourth quarter 2012 results that exceeded revenue and earnings estimates, driven by increased energy trading volumes and lower operating expenses. The company also reported strong third quarter 2013 results, with its earnings per share beating consensus estimates. Further, investors reacted positively to the news that IntercontinentalExchange Group had agreed to acquire Singapore Mercantile Exchange in an all-cash transaction. This acquisition was widely expected to complement the company’s current network of exchanges in the U.S., Canada, Brazil, the U.K. and continental Europe. We believe IntercontinentalExchange Group has attractive long-term growth potential, as it has a leading position in the over-the-counter market and is likely, in our view, to benefit from the globalization of markets and movement toward central clearing and post-trade automation.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in EMC, a leading information storage company. EMC is a market leader in storage hardware and has the opportunity, in our view, to take share of a relatively fragmented market. We believe the company is well positioned to take advantage of future technological changes, as its management team has a history of embracing and driving change. Shares of EMC significantly lagged the market during the Reporting Period, and we believe its depressed valuation, coupled with multiple potential growth drivers and its disciplined capital allocation, support an attractive risk/reward profile.

We initiated a Fund position in eBay, a leading global e-commerce company. We believe that eBay represents one of the best risk/reward opportunities in its industry. Along with its payment engine business PayPal, eBay appears to be becoming more aggressive following several years of rebuilding confidence as the company navigated a turnaround. In our view, the company is innovating in both its Marketplaces and PayPal businesses and is positioning itself as the partner of choice for merchants. We believe eBay continues to improve its user experience and is well positioned to take advantage of the secular trend of e-commerce and the growth of mobile usage.

In addition to those sales already mentioned, we exited the Fund’s position in Crown Castle International in order to consolidate the Fund’s exposure to the wireless tower industry. At the end of the Reporting Period, the Fund maintained its sizable positions in American Tower and Equinix, two companies, each already mentioned, exposed to similar trends as Crown Castle International but in which we have greater conviction about their long-term growth prospects.

We eliminated the Fund’s position in industrial gas supplier Praxair. We decided to reallocate capital into Airgas, a company with a similar growth profile to Praxair but whose stock had been trading at a more compelling valuation, in our view.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care and industrials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in financials, information technology and telecommunication services decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2013, the Fund had overweighted positions relative to the Russell Index in the energy, financials and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, materials and telecommunication services and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples and industrials. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

The Growth Equity investment team is led by Steve Barry, Chief Investment Officer and partner. Mr. Barry has 28 years of investment experience and has been with the team since 1999. The Growth Equity team consists of 15 investment professionals and three risk professionals, with the senior leaders having been with the team for more than 10 years. By design, all investment decisions in the Growth Equity team were performed in a co-lead portfolio manager and team structure, with multiple subject matter experts. This strategic decision has been the cornerstone of our approach and ensures continuity in our shareholders’ portfolios. Effective April 17, 2013, alongside Steve Barry, the co-lead portfolio managers for our Growth Equity strategies are Tim Leahy and Steve Becker for Large Cap and Jeff Rabinowitz for Non Large Cap. Joe Hudepohl, Scott Kolar, Warren Fisher and Greg Frasca, formerly of the Growth Equity team, have left the firm.

What is the Fund’s tactical view and strategy for the months ahead?

While equity markets have rallied substantially since March 2009, underlying economic growth has actually been slow and uneven. The global macroeconomic challenges and uncertainties in recent years have dampened the confidence and sentiment of investors and company managements alike. We believe mindsets are now changing as economic growth improves and several negative factors fade. Looking forward, then, we expect more companies to be rewarded for increasing capital expenditures, research and development spending, merger and acquisition activity and hiring, rather than for keeping excessive cash on balance sheets and paying dividends.

We expect the anticipated acceleration in economic growth to drive strong corporate earnings growth, particularly in the developed markets. With most developed markets trading near historical average valuations at the end of the Reporting Period, we believe earnings growth will likely be the main driver of equity performance going forward. As such, not all areas of the market are likely to participate to the same extent. At the end of the Reporting Period, we favored many innovative industries in the information technology, health care and industrials sectors and had select exposure in the financials sector. Should we indeed move into a phase of economic growth, we are more cautious on areas of the market related to the previous economic environment, such as commodity-related industries and yield-oriented sectors.

The greatest risk to our view comes from anything that negatively impacts confidence and sentiment and that hinders growth momentum. For example, we believe a pause in reforms of the Japanese economy or in the European banking system or a return to partisan gridlock in the U.S. government might impact our view. While we believe that central banks tightening too quickly would be a negative for the equity markets as well, a modest increase in interest rates is consistent with improving economic growth and would not be a risk to our view.

We intend to use our forward-looking, active management approach to investing as we seek to appropriately position the Fund for what we believe to be a new growth-oriented environment. As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

5

FUND BASICS

Strategic Growth Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	32.42%	20.38%	7.05%	4.85%	4/30/98
Service	32.00	20.10	N/A	6.69	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.80%	0.84%
Service	1.05	1.09

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business
Google, Inc. Class A	4.4%	Software & Services
QUALCOMM, Inc.	3.1	Technology Hardware & Equipment
Apple, Inc.	3.0	Technology Hardware & Equipment
American Tower Corp. (REIT)	3.0	Real Estate
Costco Wholesale Corp.	2.5	Food & Staples Retailing
Amazon.com, Inc.	2.5	Retailing
Equinix, Inc.	2.2	Software & Services
NIKE, Inc. Class B	2.1	Consumer Durables & Apparel
Honeywell International, Inc.	2.1	Capital Goods
CBRE Group, Inc. Class A	2.1	Real Estate

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	32.42%	20.38%	7.05%	4.85%
Service (Commenced January 9, 2006)	32.00%	20.10%	N/A	6.69%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 99.3%
Capital Goods – 9.9%
56,835	Caterpillar, Inc.	$5,161,186
37,636	Cummins, Inc.	5,305,547
121,184	Danaher Corp.	9,355,405
117,907	Honeywell International, Inc.	10,773,163
31,245	Precision Castparts Corp.	8,414,278
106,108	Sensata Technologies Holding NV*	4,113,807
55,389	The Boeing Co.	7,560,045

		50,683,431

Consumer Durables & Apparel – 3.7%
138,101	NIKE, Inc. Class B	10,860,263
58,666	PVH Corp.	7,979,749

		18,840,012

Consumer Services – 5.0%
10,979	Chipotle Mexican Grill, Inc.*	5,849,392
98,543	Starbucks Corp.	7,724,786
40,777	Tim Hortons, Inc.	2,380,561
128,209	Yum! Brands, Inc.	9,693,882

		25,648,621

Diversified Financials – 3.1%
71,640	Citigroup, Inc.	3,733,161
39,220	IntercontinentalExchange Group, Inc.	8,821,362
41,214	T. Rowe Price Group, Inc.	3,452,497

		16,007,020

Energy – 4.6%
73,957	Anadarko Petroleum Corp.	5,866,270
41,596	Antero Resources Corp.*	2,638,850
83,466	Cameron International Corp.*	4,968,731
113,837	Schlumberger Ltd.	10,257,852

		23,731,703

Food & Staples Retailing – 5.0%
109,304	Costco Wholesale Corp.	13,008,269
61,644	Wal-Mart Stores, Inc.	4,850,767
137,751	Whole Foods Market, Inc.	7,966,140

		25,825,176

Food, Beverage & Tobacco – 6.0%
68,881	Beam, Inc.	4,688,041
71,097	Green Mountain Coffee Roasters, Inc.*	5,373,511
74,672	PepsiCo, Inc.	6,193,296
52,630	Philip Morris International, Inc.	4,585,652
94,937	The Coca-Cola Co.	3,921,847
67,925	The Hain Celestial Group, Inc.*	6,166,232

		30,928,579

Health Care Equipment & Services – 4.9%
174,853	Abbott Laboratories	6,702,115
44,956	Becton, Dickinson and Co.	4,967,188
46,458	C. R. Bard, Inc.	6,222,585
43,754	McKesson Corp.	7,061,896

		24,953,784

Common Stocks – (continued)
Household & Personal Products – 1.0%
78,796	Colgate-Palmolive Co.	$5,138,287

Materials – 3.1%
43,153	Airgas, Inc.	4,826,663
45,338	Monsanto Co.	5,284,144
31,791	The Sherwin-Williams Co.	5,833,648

		15,944,455

Media – 3.1%
40,422	Discovery Communications, Inc. Class A*	3,654,957
23,543	Time Warner Cable, Inc.	3,190,076
254,032	Twenty-First Century Fox, Inc. Class A	8,936,846

		15,781,879

Pharmaceuticals, Biotechnology & Life Sciences – 9.0%
128,395	Agilent Technologies, Inc.	7,342,910
49,954	Amgen, Inc.	5,702,749
12,044	Celgene Corp.*	2,034,954
116,077	Gilead Sciences, Inc.*	8,723,186
27,913	Regeneron Pharmaceuticals, Inc.*	7,682,774
47,878	Roche Holding AG ADR	3,361,036
149,098	Sanofi ADR	7,996,126
43,535	Vertex Pharmaceuticals, Inc.*	3,234,650

		46,078,385

Real Estate – 5.1%
192,934	American Tower Corp. (REIT)	15,399,992
408,866	CBRE Group, Inc. Class A*	10,753,176

		26,153,168

Retailing – 8.0%
32,365	Amazon.com, Inc.*	12,906,838
174,744	Dollar General Corp.*	10,540,558
139,211	L Brands, Inc.	8,610,200
5,571	Priceline.com, Inc.*	6,475,731
31,900	The Home Depot, Inc.	2,626,646

		41,159,973

Semiconductors & Semiconductor Equipment – 1.6%
176,656	Xilinx, Inc.	8,112,044

Software & Services – 15.0%
167,916	eBay, Inc.*	9,216,909
62,408	Equinix, Inc.*	11,074,300
113,865	Facebook, Inc. Class A*	6,223,861
20,320	Google, Inc. Class A*	22,772,827
249,607	Microsoft Corp.	9,342,790
263,458	Oracle Corp.	10,079,903
125,199	Salesforce.com, Inc.*	6,909,733
27,257	ServiceNow, Inc.*	1,526,664

		77,146,987

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 8.8%
43,727	Amphenol Corp. Class A	$3,899,574
27,891	Apple, Inc.	15,649,919
397,495	EMC Corp.	9,996,999
211,889	QUALCOMM, Inc.	15,732,758

		45,279,250

Telecommunication Services – 0.5%
29,114	SBA Communications Corp. Class A*	2,615,602

Transportation – 1.9%
68,335	FedEx Corp.	9,824,523

TOTAL INVESTMENTS – 99.3%
(Cost $385,554,321)		$509,852,879

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		3,586,285

NET ASSETS – 100.0%		$513,439,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $385,554,321)	$509,852,879
Cash	3,968,540
Receivables:
Investments sold	4,563,219
Dividends	218,044
Fund shares sold	141,077
Reimbursement from investment adviser	1,960
Other assets	68,252
Total assets	518,813,971

Liabilities:
Payables:
Investments purchased	4,545,892
Amounts owed to affiliates	394,872
Fund shares redeemed	243,672
Accrued expenses	190,371
Total liabilities	5,374,807

Net Assets:
Paid-in capital	364,926,990
Undistributed net investment income	280,294
Accumulated net realized gain	23,933,322
Net unrealized gain	124,298,558
NET ASSETS	$513,439,164
Net Assets:
Institutional	$122,220,282
Service	391,218,882
Total Net Assets	$513,439,164
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,929,203
Service	22,216,865
Net asset value, offering and redemption price per share:
Institutional	$17.64
Service	17.61

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:

Dividends (net of foreign taxes withheld of $89,986)	$5,321,523

Expenses:
Management fees	3,479,509
Distribution and Service fees — Service Class	876,975
Printing and mailing costs	117,316
Transfer Agent fees(a)	92,779
Professional fees	77,609
Custody, accounting and administrative services	58,299
Trustee fees	18,675
Other	47,939
Total expenses	4,769,101
Less — expense reductions	(192,662)
Net expenses	4,576,439
NET INVESTMENT INCOME	745,084

Realized and unrealized gain:
Net realized gain from investment (including commissions recaptured of $38,040)	97,831,625
Net change in unrealized gain on investments	31,169,880
Net realized and unrealized gain	129,001,505
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,746,589

(a) Institutional and Service Shares had Transfer Agent fees of $22,627 and $70,152, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$745,084	$2,435,203
Net realized gain	97,831,625	14,203,671
Net change in unrealized gain	31,169,880	51,657,365
Net increase in net assets resulting from operations	129,746,589	68,296,239

Distributions to shareholders:
From net investment income
Institutional Shares	(449,137)	(723,126)
Service Shares	(569,206)	(1,362,167)
From net realized gains
Institutional Shares	(4,219,342)	—
Service Shares	(13,559,994)	—
Total distributions to shareholders	(18,797,679)	(2,085,293)

From share transactions:
Proceeds from sales of shares	32,225,990	45,783,221
Reinvestment of distributions	18,797,679	2,085,293
Cost of shares redeemed	(58,717,338)	(52,122,094)
Net decrease in net assets resulting from share transactions	(7,693,669)	(4,253,580)
TOTAL INCREASE	103,255,241	61,957,366

Net assets:

Beginning of year	410,183,923	348,226,557
End of year	$513,439,164	$410,183,923
Undistributed net investment income	$280,294	$553,553

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	$13.86	$0.06		$4.42	$4.48	$(0.07)		$(0.63)	$(0.70)	$17.64	32.42%	$122,220	0.80%	0.84%	0.35%		66%
2013 - Service	13.85	0.02		4.40	4.42	(0.03)		(0.63)	(0.66)	17.61	32.00	391,219	1.05	1.09	0.10		66
2012 - Institutional	11.64	0.10	(d)	2.21	2.31	(0.09)		—	(0.09)	13.86	19.83	106,119	0.80	0.84	0.79	(d)	42
2012 - Service	11.63	0.07	(d)	2.21	2.28	(0.06)		—	(0.06)	13.85	19.57	304,065	1.05	1.09	0.56	(d)	42
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)		—	(0.06)	11.64	(2.62)	102,018	0.83	0.85	0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)		—	(0.03)	11.63	(2.86)	246,208	1.08	1.10	0.23		35
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)		—	(0.05)	12.01	10.74	120,027	0.86	0.86	0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)		—	(0.02)	12.00	10.50	238,353	1.11	1.11	0.24		38
2009 - Institutional	7.40	0.03		3.50	3.53	(0.04	)(e)	—	(0.04)	10.89	47.75	125,258	0.85	0.85	0.35		64
2009 - Service	7.39	0.01		3.50	3.51	(0.02	)(e)	—	(0.02)	10.88	47.50	219,909	1.10	1.10	0.10		64

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.
(e)	Includes a return of capital of less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$509,852,879	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2013

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2014 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2013, GSAM waived $185,576 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. The Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2013, GSAM reimbursed $1,960 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2013, custody fee credits were $5,126.

As of December 31, 2013, the amounts owed to affiliates of the Fund were $304,583, $81,710, and $8,579 for management, distribution and service, and transfer agent fees, respectively.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $226 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were $300,411,262 and $324,938,170, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2013 was as follows:

	2012	2013
Distributions paid from:
Ordinary income	$2,085,293	$1,018,343
Net long-term capital gains	—	17,779,336
Total taxable distributions	$2,085,293	$18,797,679

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$280,294
Undistributed long-term capital gains	24,017,914
Total undistributed earnings	$24,298,208
Unrealized gains — net	124,213,966
Total accumulated gains — net	$148,512,174

The Fund utilized $53,870,589 of capital losses in the current fiscal year.

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$385,638,913
Gross unrealized gain	125,317,976
Gross unrealized loss	(1,104,010)
Net unrealized security gain	$124,213,966

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2013

6.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	295,816	$4,655,407	423,916	$5,609,432
Reinvestment of distributions	270,323	4,668,479	52,249	723,126
Shares redeemed	(1,290,904)	(20,366,601)	(1,585,202)	(21,069,391)
	(724,765)	(11,042,715)	(1,109,037)	(14,736,833)
Service Shares
Shares sold	1,828,667	27,570,583	3,030,601	40,173,789
Reinvestment of distributions	819,559	14,129,200	98,565	1,362,167
Shares redeemed	(2,392,516)	(38,350,737)	(2,341,598)	(31,052,703)
	255,710	3,349,046	787,568	10,483,253
NET DECREASE	(469,055)	$(7,693,669)	(321,469)	$(4,253,580)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Growth Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2013 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional
Actual	$1,000	$1,217.90		$4.42
Hypothetical 5% return	1,000	1,021.22	+	4.02
Service
Actual	1,000	1,216.40		5.81
Hypothetical 5% return	1,000	1,019.96	+	5.30

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.79% and 1.04% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, the GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2013, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $17,779,336 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2013.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2014 Goldman Sachs. All rights reserved.

VITGRWAR14/121739.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 24.20% and 23.73%, respectively. These returns compare to the 22.78% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, gained 22.78% in U.S. dollar terms during the Reporting Period, extending the bull market from 2012 for the Reporting Period overall and enjoying a strong finish to a second straight year of robust gains.

Until mid-May 2013, European equity markets rose despite a banking crisis in Cyprus and economic contraction through much of the region. The Japanese equity market extended its strong rally from 2012 on the hope that the aggressive stimulus plans of Prime Minister Shinzo Abe’s government would indeed promote economic growth and inflation.

In mid-May 2013, U.S. Federal Reserve (“Fed”) Chair Bernanke announced the potential tapering of the pace of its quantitative easing asset purchases, which led to a virtual halt in the broad global equity market rally. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery.

Equity markets in Japan and Europe posted fresh highs as late as December 2013. Japan’s Nikkei 225 Stock Average closed the calendar year at a six-year high, as its big government stimulus program appeared to be working. The yen depreciated 22% against the U.S. dollar during the year 2013, and Japan’s consumer price index steadily increased through the fourth quarter of 2013, boosting confidence that Japan’s economy was on a path to achieve its inflation target of 2%. Germany’s Xetra Dax also reached a new high in December 2013, as European equity markets continued to benefit from the ECB’s commitment to ease monetary policy and as economic growth returned to the region. (The Nikkei 225 Stock Average is the leading and most respected index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue chip companies on the Tokyo Stock Exchange. The Xetra Dax is a blue chip index in Germany that tracks the performance of the 30 most actively traded stocks on the Frankfurt Stock Exchange.)

For the Reporting Period overall, the telecommunication services, consumer discretionary and information technology sectors were the biggest contributors to the MSCI EAFE Index’s returns. The materials and energy sectors notably underperformed the MSCI EAFE Index during the Reporting Period, as commodity prices generally remained soft. The weak performance by commodities particularly hurt the Australian equity market, which was further hit by a significant depreciation of its currency against the U.S. dollar.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were U.K. mobile telecommunications company Vodafone Group, French aerospace and defense company Safran and French insurance and financial services company AXA.

In September 2013, Vodafone Group managed to strike a deal to sell its 45% interest in Verizon Wireless to Verizon, which pushed its stock significantly higher. Vodafone Group also announced in-line first half fiscal year results. At the end of the Reporting Period, we believed the company could become a bid target as the European telecommunications market consolidates.

Safran saw its share price rise significantly in 2013. During the first half of the year, Safran’s share prices benefited from strong results, driven primarily by its spare parts and airplane engine maintenance business. In July 2013, the company raised its profit forecast for 2013 based on increased demand for spare parts as airplane fleets mature, generating a somewhat predictable revenue stream. At the end of the Reporting Period, we continued to see upside in Safran’s stock over the long term, and we liked its after-market services business, which, in our view, creates a highly visible and relatively predictable revenue stream.

AXA was a top contributor to the Fund’s results during the Reporting Period. AXA’s stock had been out of favor with investors because of concerns over capital allocation, merger and acquisition activity and a lack of visible catalysts. We, however, believe the stock price increased during the Reporting Period as investors realized its management’s focus is on rebuilding the business and ensuring it is well capitalized.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were U.K. diversified mining company Rio Tinto, French oilfield services company CGG and Japanese tobacco company Japan Tobacco.

Rio Tinto, a world leader in mining mineral resources, detracted from the Fund’s results during the Reporting Period. Iron ore prices were weak, moving from a high of $160 per metric ton at the end of January 2013 to $110 per metric ton in May 2013. This price weakness, along with negative sentiment on China regarding demand, caused Rio Tinto’s share price to decline.

CGG was also a top detractor from the Fund’s performance during the Reporting Period. At the beginning of the Reporting Period, the company reported fourth quarter 2012 results that were modestly disappointing, and its 2013 earnings forecast was 10% to 15% below expectations. We eliminated the Fund’s position during the second half of the Reporting Period.

Japan Tobacco, a new position for the Fund during the Reporting Period, underperformed the MSCI EAFE Index, especially in November and December 2013, in spite of solid results. We believe such late-year weakness was due to several factors. First, the Japanese government postponed raising its tobacco tax to fiscal year 2014 and advised it would limit the tobacco tax increase to be in line with the consumption tax increase of 3%, while consensus expectations were for a more than 3% increase. Second, competitor Philip Morris International lowered its 2014 tobacco volume guidance from Russia and the European Union at its November 2013 conference. Third, a concern about e-cigarettes taking away business emerged, as e-cigarettes gained market share in the U.S. and U.K. during the latter months of the Reporting Period. Fourth, Japan Tobacco’s international chief executive officer suddenly resigned in December 2013 without any comment.

Which equity market sectors most significantly affected Fund performance?

Effective security selection within the financials, health care and consumer staples sectors contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period.

Security selection in the consumer discretionary and information technology sectors detracted from the Fund’s relative results. These were the only two sectors that detracted from Fund results on a relative basis during the Reporting Period. Having a position in cash, albeit modest, during a Reporting Period when the MSCI EAFE Index rallied strongly, also hurt relative results.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings can significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, the Fund’s underweighted position and effective stock selection in Australia and strong stock selection in the U.K. and Italy contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Japan, the Netherlands and South Korea, where positioning overall hurt.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Sanofi, Novo Nordisk and Australia & New Zealand Banking Group, as we believe each is a quality company with an attractive valuation.

We initiated a Fund position in, in our view, Sanofi, a France-based global pharmaceutical company, because of its focus on “long duration assets,” which we characterize as less reliant on cyclical research and development investment and/or less exposed to intellectual property erosion. These long-term assets currently represent about 60% of Sanofi’s sales, and we believe this proportion may grow to exceed this number by 2016. Compared to its peers, we believe the company has high and diversified exposure to emerging markets.

Novo Nordisk is a Danish pharmaceutical company, which focuses on diabetes, haemostasis, growth hormones and hormone replacement therapy. Diabetes care is the key segment for Novo Nordisk and comprises approximately 78% of its current sales. Diabetes occurs either because the pancreas fails to generate enough insulin or if cells do not respond properly to the insulin being produced. Novo Nordisk is the largest insulin manufacturer and is the only company offering the full portfolio of insulin analogs. (An insulin analog is an altered form of insulin, different from any occurring in nature, but still available to the human body for performing the same action as human insulin in terms of glycemic control. The portfolio of insulin analogs currently available are known as long, short and pre-mix). The company has a dominant presence in the U.S. and Europe and is growing its revenue in emerging markets. We believe the company is well positioned to perform well in the long term given what we consider to be the sustainability of growth in the diabetes franchise and its innovative product pipeline.

We established a Fund position in banking and financial services company Australia & New Zealand Banking Group because we believe the company’s Asia business, which accounts for approximately one-fourth of its revenues, is well positioned to continue to provide stable revenues and long-term growth opportunities. The company has also recently stabilized its cost base, so we are expecting this to come through in its margins over the near term.

In addition to those sales already mentioned, we exited the Fund’s positions in Westpac Banking, Vinci and Toyota Motor during the Reporting Period. The stocks of Australian banking and financial services company Westpac Banking, French concessions and construction company Vinci and Japanese automobile manufacturer Toyota Motor had been performing well, so we decided to exit the Fund’s positions to take profits and invest in other opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2013, the Fund had greater weightings than the MSCI EAFE Index in the health care, materials and consumer staples sectors. The Fund had underweighted allocations to the industrials, consumer discretionary, financials and telecommunication services sectors and was rather neutrally weighted to the MSCI EAFE Index in the information technology, energy and utilities sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Belgium, Russia, South Korea, Taiwan, Sweden and Denmark relative to the MSCI EAFE Index at the end of December 2013. The Fund had less exposure to the Netherlands, Hong Kong, Germany, Japan, Spain, the U.K. and Italy than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to the remaining components of the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

What is the Fund’s tactical view and strategy for the months ahead?

While equity markets have rallied substantially since March 2009, underlying economic growth has actually been slow and uneven. The global macroeconomic challenges and uncertainties in recent years have dampened the confidence and sentiment of investors and company managements alike. We believe mindsets are now changing as economic growth improves and several negative factors fade. Looking forward, then, we expect more companies to be rewarded for increasing capital expenditures, research and development spending, merger and acquisition activity and hiring, rather than for keeping excessive cash on balance sheets and paying dividends.

We expect the anticipated acceleration in economic growth to drive strong corporate earnings growth, particularly in the developed markets. With most developed markets trading near historical average valuations at the end of the Reporting Period, we believe earnings growth will likely be the main driver of equity performance going forward. As such, not all areas of the market are likely to participate to the same extent. At the end of the Reporting Period, we favored many innovative industries in the information technology, health care and industrials sectors and had select exposure in the financials sectors. Should we indeed move into a phase of economic growth, we are more cautious on areas of the market related to the previous economic environment, such as commodity-related industries and yield-oriented sectors.

The greatest risk in our view comes from anything that negatively impacts confidence and sentiment and that hinders growth momentum. For example, we believe a pause in reforms of the Japanese economy or in the European banking system or a return to partisan gridlock in the U.S. government might impact our view. While we believe that central banks tightening too quickly would be a negative for the international equity markets as well, a modest increase in interest rates is consistent with improving economic growth and would not be a risk to our view.

We intend to use our forward-looking, active management approach to investing as we seek to appropriately position the Fund for what we believe to be a new growth-oriented environment. As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

5

FUND BASICS

Strategic International Equity Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	24.20%	12.68%	5.25%	4.34%	1/12/98
Service	23.73	12.38	N/A	2.38	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.99%	1.05%
Service	1.24	1.30

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

Portfolio Composition

TOP TEN HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business	Country
HSBC Holdings PLC	3.6%	Banks	United Kingdom
Novartis AG (Registered)	3.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Vodafone Group PLC	3.1	Telecommunication Services	United Kingdom
Rio Tinto PLC	2.4	Materials	United Kingdom
BNP Paribas SA	2.3	Banks	France
Sanofi	2.2	Pharmaceuticals, Biotechnology & Life Sciences	France
Novo Nordisk A/S Class B	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
BP PLC	2.2	Energy	United Kingdom
Anheuser-Busch InBev NV	2.2	Food, Beverage & Tobacco	Belgium
Sumitomo Mitsui Financial Group, Inc.	2.2	Bank	Japan

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, net, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	24.20%	12.68%	5.25%	4.34%
Service (Commenced January 9, 2006)	23.73%	12.38%	N/A	2.38%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 95.6%
Australia – 6.5%
125,140	AGL Energy Ltd. (Utilities)	$1,682,227
755,512	Aurizon Holdings Ltd. (Transportation)	3,299,726
152,340	Australia & New Zealand Banking Group Ltd. (Banks)	4,397,785
64,268	Caltex Australia Ltd. (Energy)	1,154,957
311,842	Computershare Ltd. (Software & Services)	3,177,794

		13,712,489

Belgium – 4.0%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	4,656,890
24,473	Solvay SA (Materials)	3,873,325

		8,530,215

China – 1.0%
456,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	2,168,764

Denmark – 2.2%
25,512	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,676,396

Finland – 1.0%
42,798	Nokian Renkaat Oyj (Automobiles & Components)	2,052,353

France – 10.4%
14,214	Air Liquide SA (Materials)	2,011,761
13,380	Air Liquide SA-Prime De Fidelite (Materials)*	1,893,722
101,529	AXA SA (Insurance)	2,827,342
62,040	BNP Paribas SA (Banks)	4,839,573
53,095	Safran SA (Capital Goods)	3,691,615
44,106	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,710,298
34,608	Total SA (Energy)	2,124,221

		22,098,532

Germany – 6.4%
22,392	Adidas AG (Consumer Durables & Apparel)	2,855,382
27,600	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,875,334
27,462	Bayerische Motoren Werke AG (Automobiles & Components)	3,224,937
35,625	Beiersdorf AG (Household & Personal Products)	3,611,828

		13,567,481

India – 0.7%
43,845	Hero MotoCorp Ltd. (Automobiles & Components)	1,472,397

Common Stocks – (continued)
Indonesia – 0.4%
4,275,500	PT Media Nusantara Citra Tbk (Media)	$926,186

Ireland – 2.4%
37,587	Kerry Group PLC Class A (Food, Beverage & Tobacco)	2,611,276
53,730	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,532,145

		5,143,421

Italy – 1.2%
12,429	Moncler SpA (Consumer Durables & Apparel)*	270,158
391,033	Snam SpA (Utilities)	2,185,624

		2,455,782

Japan – 15.9%
25,500	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,511,814
80,300	Credit Saison Co. Ltd. (Diversified Financials)	2,116,868
198,000	Ebara Corp. (Capital Goods)	1,274,611
112,000	Fujitec Co. Ltd. (Capital Goods)	1,455,837
94,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,081,420
31,600	KDDI Corp. (Telecommunication Services)	1,947,043
144,000	Kubota Corp. (Capital Goods)	2,388,561
35,900	Makita Corp. (Capital Goods)	1,888,077
137,900	Nomura Real Estate Holdings, Inc. (Real Estate)	3,107,284
42,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,514,119
26,400	Rinnai Corp. (Consumer Durables & Apparel)	2,056,776
87,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,571,097
400,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	1,537,729
391,000	Tokyo Gas Co. Ltd. (Utilities)	1,927,124
56,600	Unicharm Corp. (Household & Personal Products)	3,229,512

		33,607,872

Luxembourg – 0.5%
29,181	SES SA FDR (Media)	945,360

Russia – 2.7%
8,578	Magnit OJSC (Food & Staples Retailing)	2,414,223
31,334	OAO Lukoil ADR (Energy)	1,960,167
111,169	Sberbank of Russia ADR (Banks)	1,402,565

		5,776,955

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Singapore – 1.2%
185,000	DBS Group Holdings Ltd. (Banks)	$2,514,107

South Africa – 0.7%
403,942	Nampak Ltd. (Materials)	1,580,030

South Korea – 1.8%
41,800	Hana Financial Group, Inc. (Banks)	1,741,695
37,859	Kia Motors Corp. (Automobiles & Components)*	2,016,051

		3,757,746

Spain – 1.7%
284,606	Banco Santander SA (Banks)	2,559,320
65,750	Telefonica SA (Telecommunication Services)	1,075,063

		3,634,383

Sweden – 4.6%
193,983	Scania AB Class B (Capital Goods)	3,801,942
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	2,505,881
272,960	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	3,332,704

		9,640,527

Switzerland – 10.6%
125,019	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,858,509
49,697	Julius Baer Group Ltd. (Diversified Financials)*	2,388,240
91,509	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,334,389
6,879	Syngenta AG (Registered) (Materials)	2,742,638
195,990	UBS AG (Registered) (Diversified Financials)*	3,752,690
40,857	Wolseley PLC (Capital Goods)	2,322,851

		22,399,317

Taiwan – 1.5%
120,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,788,587
75,955	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	1,324,655

		3,113,242

Common Stocks – (continued)
United Kingdom – 18.2%
209,015	BG Group PLC (Energy)	$4,497,661
51,851	BHP Billiton PLC (Materials)	1,608,932
575,682	BP PLC (Energy)	4,665,393
608,728	Direct Line Insurance Group PLC (Insurance)	2,518,270
702,598	HSBC Holdings PLC (Banks)	7,710,419
483,673	Melrose Industries PLC (Capital Goods)	2,453,831
89,853	Rio Tinto PLC (Materials)	5,077,563
34,434	Spirax-Sarco Engineering PLC (Capital Goods)	1,708,988
143,316	Telecity Group PLC (Software & Services)	1,724,060
1,674,544	Vodafone Group PLC (Telecommunication Services)	6,593,003

		38,558,120

TOTAL COMMON STOCKS
(Cost $174,063,090)		$202,331,675

Preferred Stock – 0.8%
Germany – 0.8%
14,907	Sartorius AG (Health Care Equipment & Services)	$1,774,338
(Cost $1,422,167)

Exchange Traded Fund – 3.2%
Japan – 3.2%
550,582	iShares MSCI Japan Fund	$6,678,560
(Cost $6,555,270)

TOTAL INVESTMENTS – 99.6%
(Cost $182,040,527)		$210,784,573

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		915,713

NET ASSETS – 100.0%		$211,700,286

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
FDR	—Fiduciary Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $182,040,527)	$210,784,573
Cash	743,602
Foreign currencies, at value (cost $87,736)	85,837
Receivables:
Foreign tax reclaims	221,184
Dividends	154,935
Fund shares sold	50,051
Reimbursement from investment adviser	9,284
Other assets	36,313
Total assets	212,085,779

Liabilities:
Payables:
Amounts owed to affiliates	177,138
Fund shares redeemed	45,443
Accrued expenses	162,912
Total liabilities	385,493

Net Assets:
Paid-in capital	281,516,353
Undistributed net investment income	156,567
Accumulated net realized loss	(98,729,166)
Net unrealized gain	28,756,532
NET ASSETS	$211,700,286
Net Assets:
Institutional	$59,187,442
Service	152,512,844
Total Net Assets	$211,700,286
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,676,235
Service	14,602,565
Net asset value, offering and redemption price per share:
Institutional	$10.43
Service	10.44

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:

Dividends (net of foreign taxes withheld of $449,729)	$5,365,544

Expenses:
Management fees	1,722,466
Distribution and Service fees — Service Class	362,750
Custody, accounting and administrative services	148,614
Printing and mailing costs	87,406
Professional fees	84,835
Transfer Agent fees(a)	40,525
Trustee fees	17,986
Other	30,581
Total expenses	2,495,163
Less — expense reductions	(147,118)
Net expenses	2,348,045
NET INVESTMENT INCOME	3,017,499

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	27,939,541
Futures contracts	45,161
Foreign currency transactions	(176,365)
Net change in unrealized gain on:
Investments	12,654,561
Futures contracts	19,319
Foreign currency translation	7,454
Net realized and unrealized gain	40,489,671
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,507,170

(a) Institutional and Service Shares had Transfer Agent fees of $11,507 and $29,018, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$3,017,499	$3,578,978
Net realized gain	27,808,337	6,667,463
Net change in unrealized gain	12,681,334	26,262,974
Net increase in net assets resulting from operations	43,507,170	36,509,415

Distributions to shareholders:
From net investment income
Institutional Shares	(1,024,417)	(1,162,337)
Service Shares	(2,275,071)	(2,511,176)
Total distributions to shareholders	(3,299,488)	(3,673,513)

From share transactions:
Proceeds from sales of shares	3,694,114	6,049,759
Reinvestment of distributions	3,299,488	3,673,513
Cost of shares redeemed	(31,622,722)	(28,382,757)
Net decrease in net assets resulting from share transactions	(24,629,120)	(18,659,485)
TOTAL INCREASE	15,578,562	14,176,417

Net assets:

Beginning of year	196,121,724	181,945,307
End of year	$211,700,286	$196,121,724
Undistributed net investment income	$156,567	$254,039

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	$8.56	$0.16		$1.89	$2.05	$(0.18)	$10.43	24.20%	$59,187	0.98%	1.05%	1.67%		95%
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23	1.30	1.42		95
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	8.56	21.17	56,872	0.97	1.03	2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	8.57	20.82	139,250	1.22	1.28	1.80		110
2011 - Institutional	8.82	0.26	(d)	(1.59)	(1.33)	(0.29)	7.20	(15.05)	55,954	0.99	1.04	3.03	(d)	143
2011 - Service	8.83	0.24	(d)	(1.58)	(1.34)	(0.27)	7.22	(15.16)	125,991	1.24	1.29	2.80	(d)	143
2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	8.82	10.36	77,558	1.02	1.05	1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	8.83	10.09	159,214	1.27	1.30	1.13		112
2009 - Institutional	6.41	0.13		1.71	1.84	(0.14)	8.11	28.69	82,015	1.07	1.07	1.80		118
2009 - Service	6.42	0.11		1.71	1.82	(0.12)	8.12	28.37	157,359	1.32	1.32	1.51		118

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$8,003,215	$202,781,358	(a)	$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

4.    INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$45,161	$19,319	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

*	GSAMI has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through April 30, 2014 and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2013, GSAMI waived $81,058 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.144%. The Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2013, GSAMI reimbursed $63,972 to the Fund. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2013, custody fee credits were $2,088.

As of December 31, 2013, the amounts owed to affiliates of the Fund were $142,061, $31,570, and $3,507 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $103 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were $189,764,952 and $213,346,768, respectively.

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2013 was as follows:

	2012	2013
Distributions paid from ordinary income	$3,673,513	$3,299,488

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$168,232
Capital loss carryforwards:(1)
Expiring 2016	(34,604,024)
Expiring 2017	(63,558,058)
Total capital loss carryforwards	$(98,162,082)
Timing differences (Qualified Late Year Loss Deferral)	(11,666)
Unrealized gains — net	28,189,449
Total accumulated losses — net	$(69,816,067)

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $27,099,688 of capital losses in the current fiscal year.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

7.    TAX INFORMATION (continued)

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$182,607,610
Gross unrealized gain	30,659,492
Gross unrealized loss	(2,482,529)
Net unrealized security gain	$28,176,963
Net unrealized gain on other investments	12,486
Net unrealized gain	$28,189,449

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $184,517 to undistributed net investment income from accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and result primarily from the differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

8.    OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	36,484	$345,686	73,062	$567,927
Reinvestment of distributions	101,628	1,024,417	137,392	1,162,337
Shares redeemed	(1,109,096)	(10,490,500)	(1,330,769)	(10,618,859)
	(970,984)	(9,120,397)	(1,120,315)	(8,888,595)
Service Shares
Shares sold	355,851	3,348,428	701,586	5,481,832
Reinvestment of distributions	225,478	2,275,071	296,479	2,511,176
Shares redeemed	(2,227,421)	(21,132,222)	(2,209,838)	(17,763,898)
	(1,646,092)	(15,508,723)	(1,211,773)	(9,770,890)
NET DECREASE	(2,617,076)	$(24,629,120)	(2,332,088)	$(18,659,485)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional
Actual	$1,000	$1,173.40		$5.42
Hypothetical 5% return	1,000	1,020.21	+	5.04
Service
Actual	1,000	1,171.60		6.79
Hypothetical 5% return	1,000	1,018.95	+	6.31

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.99% and 1.24% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2013 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.1713 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2013 from foreign sources was 98.90%. The total amount of foreign taxes paid by the Fund was $0.0225 per share.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2014 Goldman Sachs. All rights reserved.

VITINTLAR14/121749.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured Small Cap Equity Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 35.62% and 35.38%, respectively. These returns compare to the 38.82% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 32.39% during the Reporting Period, breaking all-time records and enjoying a strong finish to a fifth straight year of gains.

The U.S. equity market focused much of the Reporting Period on the Federal Reserve (the “Fed”), following Fed Chair Bernanke’s announcement in mid-May 2013 that the central bank would soon begin to taper the pace of its quantitative easing asset purchases. The rally in the U.S. equity market during the first several months of 2013 came to a virtual halt with this announcement. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Importantly, more robust consumption accounted for most of the upward revision. Strong and seemingly sustained momentum in the housing market was one of the biggest drivers of improved sentiment on the economy. The labor market also improved late in the year, with the unemployment rate dropping to 6.7% by December 2013. Amidst this better economic news, the S&P® 500 Index made record highs in December 2013. Indeed, the S&P® 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P® 500 Index closed the year with a new high was in 1999.

For the Reporting Period overall, all ten sectors within the S&P® 500 Index posted double-digit gains. Consumer discretionary, health care and industrials were the best performers in terms of total return, as investors repositioned for economic growth. Conversely, telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors, though, as indicated, each still generated positive double-digit returns. All ten sectors in the Russell Index, representing the U.S. small-cap equity market, also were up, with the health care, consumer discretionary and consumer staples sectors gaining the most. Utilities, materials and financials were weakest, though still producing positive returns.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

All segments of the U.S. equity market advanced robustly during the Reporting Period, with small-cap stocks, as measured by the Russell Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index during the Reporting Period. While our quantitative model’s investment themes added to relative performance overall, security selection dragged down relative results during the Reporting Period.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. We believe that the variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to the Fund’s relative performance. Valuation contributed most positively to relative performance, followed by Sentiment and Quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme assesses both firm and financial quality.

The Fund’s Management and Momentum themes detracted. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme, which assesses whether a company is earning more than its cost of capital, had a relatively neutral impact during the Reporting Period.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Security selection in the consumer discretionary, energy and industrials sectors dampened the Fund’s results relative to the Russell Index. Stock selection in the materials, health care and utilities sectors contributed most positively to the Fund’s relative returns.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in biopharmaceutical company Affymax, convenience store operator, oil refiner and pipeline operator Alon USA Energy and home builder Hovnanian Enterprises. The Fund was overweight Affymax due to our positive views on Momentum and Quality. We chose to overweight Alon USA Energy because of our positive views on Quality and Valuation. Our positive views on Management and Quality led us to overweight Hovnanian Enterprises.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in e-commerce services provider Zillow, specialty pharmaceuticals company Questcor Pharmaceuticals and biotechnology firm Isis Pharmaceuticals. We chose to overweight Zillow because of our positive views on Momentum. The Fund was overweight Questcor Pharmaceuticals due to our positive views on Momentum and Valuation. The Fund was overweight Isis Pharmaceuticals as a result of our positive views on Momentum and Quality.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first quarter of 2013, we implemented enhancements to three of our investment themes — Momentum, Sentiment and Quality. In the U.S. model, we applied a new price momentum timing insight, which had been previously introduced in other regions. The enhancement aims to capture price momentum in the markets while including a component of timing. Our research finds that including a timing signal can improve the risk-adjusted returns of the U.S. momentum strategy and can significantly mitigate drawdown risk. We also implemented an enhancement to our stock selection process in the U.S. model, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. Finally, we expanded the Sentiment theme by incorporating elements of behavioral economics and prospect theory to identify structural misvaluations within equities.

During the second quarter of 2013, we implemented enhancements to our Valuation theme through the introduction of more industry specific models, including a model tailored to the banking industry. We believe these industry specific models should allow us to capture industry-specific dynamics and local knowledge while retaining our systematic approach.

In the third quarter of 2013, we implemented an enhancement to our Sentiment theme to incorporate analyst views and stock recommendations. We use natural language processing to analyze hundreds of research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding. Additionally, analysts tend to reflect their evolving views in the body of their report prior to changing their official recommendations, and by reading the full text, we gain insight into the direction of future ratings changes.

In the fourth quarter of 2013, we implemented an enhancement to our Profitability theme to incorporate cash returns on capital invested, or what are known as CROCI metrics. We believe this additional metric may further help us to select companies that efficiently reinvest and grow earnings.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2013, the Fund was overweight the materials, industrials and information technology sectors relative to the Russell Index. The Fund was underweight energy, utilities, financials and consumer staples and was rather neutrally weighted in consumer discretionary, telecommunication services and health care compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive, as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

5

FUND BASICS

Structured Small Cap Equity Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	35.62%	20.66%	6.92%	6.57%	2/13/98
Service	35.38	20.36	N/A	7.32	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.97%
Service	1.06	1.22

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business
Isis Pharmaceuticals, Inc.	0.9%	Pharmaceuticals, Biotechnology & Life Sciences
Aspen Technology, Inc.	0.9	Software & Services
EnerSys, Inc.	0.8	Capital Goods
United Therapeutics Corp.	0.8	Pharmaceuticals, Biotechnology & Life Sciences
PrivateBancorp, Inc.	0.8	Banks
CVB Financial Corp.	0.7	Banks
Worthington Industries, Inc.	0.7	Materials
Umpqua Holdings Corp.	0.7	Banks
SS&C Technologies Holdings, Inc.	0.7	Software & Services
WebMD Health Corp.	0.7	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 7.9% of the Fund’s net assets at December 31, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	35.62%	20.66%	6.92%	6.57%
Service (Commenced August 31, 2007)	35.38%	20.36%	N/A	7.32%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value

Common Stocks – 97.4%
Automobiles & Components – 0.3%
5,736	Modine Manufacturing Co.*	$73,535
2,252	Standard Motor Products, Inc.	82,874
15,852	Stoneridge, Inc.*	202,113

		358,522

Banks – 5.7%
4,876	1st Source Corp.	155,739
1,557	BOK Financial Corp.	103,260
18,256	Central Pacific Financial Corp.	366,581
2,296	Chemical Financial Corp.	72,714
915	City Holding Co.	42,392
26,229	Columbia Banking System, Inc.	721,560
53,906	CVB Financial Corp.	920,175
6,132	First Bancorp, Inc.	106,820
688	First Citizens BancShares, Inc. Class A	153,169
19,124	First Financial Bancorp	333,331
28,099	First Interstate Bancsystem, Inc.	797,169
11,752	International Bancshares Corp.	310,135
3,260	Oritani Financial Corp.	52,323
32,614	PrivateBancorp, Inc.	943,523
3,285	Renasant Corp.	103,346
24,095	Susquehanna Bancshares, Inc.	309,380
46,228	Umpqua Holdings Corp.(a)	884,804
37,617	United Community Banks, Inc.*	667,702

		7,044,123

Capital Goods – 8.5%
16,723	AAON, Inc.	534,300
24,476	AAR Corp.	685,573
8,953	Aircastle Ltd.	171,539
13,384	Albany International Corp. Class A	480,887
3,352	American Science & Engineering, Inc.	241,042
5,860	American Woodmark Corp.*	231,646
8,625	Astec Industries, Inc.	333,184
17,230	Brady Corp. Class A	532,924
6,629	Ducommun, Inc.*	197,610
420	DXP Enterprises, Inc.*	48,384
14,684	EnerSys, Inc.	1,029,202
12,364	EnPro Industries, Inc.*	712,785
9,010	Hyster-Yale Materials Handling, Inc.	839,372
17,330	II-VI, Inc.*	305,008
16,456	John Bean Technologies Corp.	482,654
5,240	Kadant, Inc.	212,325
21,073	LSI Industries, Inc.	182,703
8,267	Lydall, Inc.*	145,664
9,579	Miller Industries, Inc.	178,457
3,363	Moog, Inc. Class A*	228,482
10,991	Mueller Water Products, Inc. Class A	102,986
11,660	Orbital Sciences Corp.*	271,678
17,869	Polypore International, Inc.*(a)	695,104
4,113	Simpson Manufacturing Co., Inc.	151,070

Common Stocks – (continued)
Capital Goods – (continued)
13,529	TAL International Group, Inc.(a)	$775,888
15,438	Tecumseh Products Co. Class A*	139,714
2,614	Universal Forest Products, Inc.	136,294
1,560	WABCO Holdings, Inc.*	145,720
1,504	Watsco, Inc.	144,474
3,591	Watts Water Technologies, Inc. Class A	222,175

		10,558,844

Commercial & Professional Services – 5.2%
807	Barrett Business Services, Inc.	74,841
11,013	CDI Corp.	204,071
5,418	Consolidated Graphics, Inc.*	365,390
1,433	FTI Consulting, Inc.*	58,954
8,302	Heidrick & Struggles International, Inc.	167,202
6,584	Huron Consulting Group, Inc.*	412,948
4,419	ICF International, Inc.*	153,384
13,873	Insperity, Inc.	501,232
30,145	Kelly Services, Inc. Class A	751,816
13,701	Kforce, Inc.	280,322
16,181	Kimball International, Inc. Class B	243,200
29,871	Korn/Ferry International*	780,231
8,571	Manpowergroup, Inc.	735,906
997	Mine Safety Appliances Co.	51,056
4,531	Mobile Mini, Inc.*	186,587
16,998	On Assignment, Inc.*	593,570
20,955	Quad/Graphics, Inc.	570,605
14,873	RPX Corp.*	251,354

		6,382,669

Consumer Durables & Apparel – 4.8%
7,770	Blyth, Inc.(a)	84,538
8,783	Callaway Golf Co.	74,041
10,878	Columbia Sportswear Co.(a)	856,642
2,729	CSS Industries, Inc.	78,268
12,744	Ethan Allen Interiors, Inc.	387,672
4,863	Fossil Group, Inc.*	583,268
1,744	Helen of Troy Ltd.*	86,345
2,309	iRobot Corp.*	80,284
6,947	Leggett & Platt, Inc.	214,940
6,150	Movado Group, Inc.	270,661
3,229	NACCO Industries, Inc. Class A	200,811
90	NVR, Inc.*	92,341
5,968	Perry Ellis International, Inc.*	94,235
19,523	PulteGroup, Inc.	397,684
22,607	Skechers U.S.A., Inc. Class A*	748,970
32,389	Smith & Wesson Holding Corp.*(a)	436,928
11,532	Sturm, Ruger & Co., Inc.	842,874
16,372	William Lyon Homes Class A*	362,476

		5,892,978

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – 4.0%
8,631	American Public Education, Inc.*	$375,190
28,474	Apollo Education Group, Inc. Class A*	777,910
8,424	Bally Technologies, Inc.*	660,863
31,943	Boyd Gaming Corp.*	359,678
7,494	Bridgepoint Education, Inc.*(a)	132,719
5,481	Capella Education Co.	364,158
1,148	CEC Entertainment, Inc.	50,833
1,739	Jack in the Box, Inc.*	86,985
17,188	K12, Inc.*	373,839
12,665	Outerwall, Inc.*(a)	851,974
2,360	Red Robin Gourmet Burgers, Inc.*	173,554
3,348	Strayer Education, Inc.*	115,405
24,151	Texas Roadhouse, Inc.	671,398

		4,994,506

Diversified Financials – 6.7%
65,613	BGC Partners, Inc. Class A	397,615
24,509	BlackRock Kelso Capital Corp.	228,669
19,016	Cash America International, Inc.	728,313
677	Diamond Hill Investment Group, Inc.	80,116
12,166	Evercore Partners, Inc. Class A	727,284
8,304	Financial Engines, Inc.	576,962
14,879	FXCM, Inc. Class A	265,441
7,909	GAMCO Investors, Inc. Class A	687,846
14,135	Gladstone Capital Corp.	135,696
14,873	Green Dot Corp. Class A*	374,056
9,775	Greenhill & Co., Inc.	566,364
21,302	Investment Technology Group, Inc.*	437,969
32,044	Janus Capital Group, Inc.	396,384
18,343	Nelnet, Inc. Class A	772,974
28,098	PHH Corp.*	684,186
3,622	Portfolio Recovery Associates, Inc.*	191,386
8,733	SEI Investments Co.	303,297
449	Virtus Investment Partners, Inc.*	89,822
7,779	World Acceptance Corp.*(a)	680,896

		8,325,276

Energy – 2.5%
15,631	C&J Energy Services, Inc.*	361,076
6,640	Comstock Resources, Inc.	121,446
3,425	Contango Oil & Gas Co.*	161,866
18,048	Exterran Holdings, Inc.*	617,242
53,463	Forest Oil Corp.*	193,001
2,985	Green Plains Renewable Energy, Inc.	57,879
2,474	Northern Oil and Gas, Inc.*	37,283
19,983	PBF Energy, Inc. Class A(a)	628,665
6,181	SEACOR Holdings, Inc.*	563,707
2,657	Ship Finance International Ltd.	43,522
6,383	Western Refining, Inc.(a)	270,703

		3,056,390

Common Stocks – (continued)
Food & Staples Retailing – 0.3%
3,141	The Andersons, Inc.	$280,083
5,020	The Pantry, Inc.*	84,236

		364,319

Food, Beverage & Tobacco – 1.6%
4,686	Lancaster Colony Corp.	413,071
49,299	Pilgrim’s Pride Corp.*(b)	801,109
10,887	Sanderson Farms, Inc.	787,456

		2,001,636

Health Care Equipment & Services – 5.3%
1,402	Align Technology, Inc.*	80,124
12,634	AMN Healthcare Services, Inc.*	185,720
2,128	Computer Programs & Systems, Inc.	131,532
5,864	Corvel Corp.*	273,849
17,320	DexCom, Inc.*	613,301
2,011	Hill-Rom Holdings, Inc.	83,135
5,771	ICU Medical, Inc.*	367,670
31,683	Kindred Healthcare, Inc.	625,422
11,678	Magellan Health Services, Inc.*	699,629
25,946	Masimo Corp.*	758,402
3,499	MedAssets, Inc.*	69,385
5,328	Meridian Bioscience, Inc.	141,352
18,636	Molina Healthcare, Inc.*	647,601
2,500	National Healthcare Corp.	134,775
2,088	Natus Medical, Inc.*	46,980
15,383	Omnicell, Inc.*	392,728
16,543	PharMerica Corp.*	355,675
26,067	Quality Systems, Inc.	548,971
22,345	Skilled Healthcare Group, Inc. Class A*	107,479
7,470	Triple-S Management Corp. Class B*	145,217
8,175	Vascular Solutions, Inc.*	189,251

		6,598,198

Household & Personal Products – 0.5%
8,370	USANA Health Sciences, Inc.*	632,605

Insurance – 3.3%
20,350	American Equity Investment Life Holding Co.	536,833
21,225	Amtrust Financial Services, Inc.(a)	693,845
11,536	Aspen Insurance Holdings Ltd.	476,552
24,872	CNO Financial Group, Inc.	439,986
6,910	Employers Holdings, Inc.	218,702
4,129	Global Indemnity PLC*	104,464
4,422	Maiden Holdings Ltd.	48,332
15,005	Primerica, Inc.	643,865
45,967	Symetra Financial Corp.	871,534
2,521	Validus Holdings Ltd.	101,571

		4,135,684

Materials – 7.9%
16,767	A. Schulman, Inc.	591,204
4,402	Calgon Carbon Corp.*	90,549

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
24,400	Cliffs Natural Resources, Inc.(a)	$639,524
41,596	Commercial Metals Co.	845,647
13,378	Ferro Corp.*	171,640
40,244	Globe Specialty Metals, Inc.	724,794
8,253	Kaiser Aluminum Corp.	579,691
2,683	Koppers Holdings, Inc.	122,747
14,155	Materion Corp.	436,682
1,014	Neenah Paper, Inc.	43,369
27,819	Olin Corp.	802,578
11,439	OM Group, Inc.*	416,494
1,177	Packaging Corp. of America	74,481
8,098	Reliance Steel & Aluminum Co.	614,152
10,041	Schnitzer Steel Industries, Inc. Class A	328,040
14,486	Schweitzer-Mauduit International, Inc.	745,594
39,080	Senomyx, Inc.*	197,745
32,821	Steel Dynamics, Inc.	641,322
28,417	SunCoke Energy, Inc.*	648,192
7,938	United States Steel Corp.	234,171
21,438	Worthington Industries, Inc.	902,111

		9,850,727

Media – 0.9%
8,061	Entercom Communications Corp. Class A*	84,721
929	Graham Holdings Co. Class B*	616,224
7,679	Harte-Hanks, Inc.	60,050
10,011	Scholastic Corp.	340,474

		1,101,469

Pharmaceuticals, Biotechnology & Life Sciences – 7.0%
16,987	Acorda Therapeutics, Inc.*	496,020
6,314	Aegerion Pharmaceuticals, Inc.*	448,041
32,309	Affymetrix, Inc.*	276,888
10,837	Akorn, Inc.*	266,915
1,956	AMAG Pharmaceuticals, Inc.*	47,472
9,286	Cambrex Corp.*	165,569
3,600	Cepheid, Inc.*	168,192
9,820	Dyax Corp.*	73,945
19,736	Emergent Biosolutions, Inc.*	453,731
21,806	Genomic Health, Inc.*	638,262
3,214	Incyte Corp. Ltd.*	162,725
6,617	Insys Therapeutics, Inc.*	256,144
28,463	Isis Pharmaceuticals, Inc.*	1,133,966
1,732	Lannett Co., Inc.*	57,329
8,964	Ligand Pharmaceuticals, Inc. Class B*	471,506
6,289	Luminex Corp.*	122,007
23,431	PDL BioPharma, Inc.(a)	197,758
14,503	Questcor Pharmaceuticals, Inc.(a)	789,688
2,496	Sagent Pharmaceuticals, Inc.*	63,349
17,922	Sangamo Biosciences, Inc.*	248,937
13,972	Santarus, Inc.*	446,545
25,949	Sciclone Pharmaceuticals, Inc.*	130,783

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
14,395	Seattle Genetics, Inc.*	$574,217
8,451	United Therapeutics Corp.*	955,639

		8,645,628

Real Estate – 4.1%
17,000	American Assets Trust, Inc. (REIT)	534,310
12,847	Aviv REIT, Inc. (REIT)	304,474
20,130	Colony Financial, Inc. (REIT)	408,438
11,793	CoreSite Realty Corp. (REIT)	379,617
2,981	Corrections Corp. of America (REIT)	95,601
7,734	Cousins Properties, Inc. (REIT)	79,660
18,664	CubeSmart (REIT)	297,504
16,513	Getty Realty Corp. (REIT)	303,344
7,342	PS Business Parks, Inc. (REIT)	561,076
14,599	Realogy Holdings Corp.*	722,212
9,614	Sovran Self Storage, Inc. (REIT)	626,544
24,871	The Geo Group, Inc. (REIT)	801,343

		5,114,123

Retailing – 4.0%
6,131	Barnes & Noble, Inc.*	91,658
12,812	Brown Shoe Co., Inc.	360,530
1,433	Conn’s, Inc.*	112,906
20,982	Express, Inc.*	391,734
5,934	Fred’s, Inc. Class A	109,898
12,423	GameStop Corp. Class A	611,957
19,899	Guess?, Inc.	618,262
7,713	Haverty Furniture Companies, Inc.	241,417
11,564	hhgregg, Inc.*(a)	161,549
11,046	Lithia Motors, Inc. Class A	766,813
3,740	Lumber Liquidators Holdings, Inc.*	384,808
46,926	Orbitz Worldwide, Inc.*	336,929
6,657	Restoration Hardware Holdings, Inc.*	448,016
29,214	The Pep Boys-Manny Moe & Jack*	354,658

		4,991,135

Semiconductors & Semiconductor Equipment – 4.1%
8,639	Cabot Microelectronics Corp.*	394,802
19,745	Cavium, Inc.*	681,400
35,926	Cirrus Logic, Inc.*(a)	733,968
7,015	DSP Group, Inc.*	68,116
30,344	International Rectifier Corp.*	791,068
66,936	Intersil Corp. Class A	767,756
12,697	Micrel, Inc.	125,319
8,453	Monolithic Power Systems, Inc.*	292,981
13,965	ON Semiconductor Corp.*	115,072
8,735	Photronics, Inc.*	78,877
27,640	PLX Technology, Inc.*	181,871
66,402	Rambus, Inc.*	628,827
6,139	SunPower Corp.*(a)	183,004

		5,043,061

Software & Services – 11.0%
11,169	Advent Software, Inc.	390,803
25,896	Aspen Technology, Inc.*	1,082,453
31,493	AVG Technologies NV*	541,995

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
6,159	Blackbaud, Inc.	$231,886
28,973	Blucora, Inc.*	844,853
39,913	Ciber, Inc.*	165,240
11,684	comScore, Inc.*	334,279
2,187	Comverse, Inc.*	84,856
16,822	Constant Contact, Inc.*	522,660
4,499	CSG Systems International, Inc.	132,271
18,157	Digital River, Inc.*	335,904
9,572	Forrester Research, Inc.	366,225
10,625	Global Cash Access Holdings, Inc.*	106,144
3,920	iGATE Corp.*	157,427
21,551	ManTech International Corp. Class A	645,021
20,557	Marchex, Inc. Class B*	177,818
4,821	Monotype Imaging Holdings, Inc.	153,597
13,024	Pegasystems, Inc.	640,520
2,029	Perficient, Inc.*	47,519
7,763	QAD, Inc. Class A	137,095
19,928	SS&C Technologies Holdings, Inc.*	882,013
7,612	Stamps.com, Inc.*	320,465
41,764	Take-Two Interactive Software, Inc.*	725,441
3,331	Tangoe, Inc.*	59,991
14,922	TeleTech Holdings, Inc.*	357,233
58,002	TiVo, Inc.*	760,986
4,485	Travelzoo, Inc.*	95,620
36,807	ValueClick, Inc.*	860,180
14,255	VistaPrint NV*(a)	810,397
25,185	Web.com Group, Inc.*	800,631
22,079	WebMD Health Corp.*	872,120

		13,643,643

Technology Hardware & Equipment – 4.8%
24,325	AVX Corp.	338,847
32,750	Benchmark Electronics, Inc.*	755,870
8,863	Calix, Inc.*	85,439
7,251	Checkpoint Systems, Inc.*	114,348
12,244	EchoStar Corp. Class A*	608,772
41,270	Extreme Networks, Inc.*	288,890
49,144	Harmonic, Inc.*	362,683
31,123	Imation Corp.*	145,655
39,927	Infinera Corp.*	390,486
16,682	Lexmark International, Inc. Class A	592,545
14,766	NCR Corp.*	502,930
12,871	Rofin-Sinar Technologies, Inc.*	347,774
26,077	Sanmina Corp.*	435,486
3,023	ScanSource, Inc.*	128,266
19,542	Super Micro Computer, Inc.*	335,341
38,584	TTM Technologies, Inc.*	331,051
3,232	Ubiquiti Networks, Inc.*(a)	148,543
848	ViaSat, Inc.*	53,127

		5,966,053

Telecommunication Services – 1.1%
2,404	Atlantic Tele-Network, Inc.	135,994
8,305	magicJack VocalTec Ltd.*(a)	98,996
18,409	Telephone & Data Systems, Inc.	474,584

Common Stocks – (continued)
Telecommunication Services – (continued)
12,422	United States Cellular Corp.	$519,488
11,582	USA Mobility, Inc.	165,391

		1,394,453

Transportation – 3.4%
9,689	Alaska Air Group, Inc.	710,882
7,607	Allegiant Travel Co.	802,082
7,675	Arkansas Best Corp.	258,494
4,432	Con-way, Inc.	175,995
60,038	JetBlue Airways Corp.*	513,325
22,013	Knight Transportation, Inc.	403,718
8,888	Matson, Inc.	232,066
22,902	Pacer International, Inc.*	189,171
22,505	Republic Airways Holdings, Inc.*	240,579
9,335	Seaspan Corp.	214,238
27,887	SkyWest, Inc.	413,564
4,120	Wesco Aircraft Holdings, Inc.*	90,310

		4,244,424

Utilities – 0.4%
9,340	Southwest Gas Corp.	522,199

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $101,114,269)		$120,862,665

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 7.9%
Goldman Sachs Financial Square Money Market Fund — FST Shares
9,795,085	0.027%	$9,795,085
(Cost $9,795,085)

TOTAL INVESTMENTS – 105.3%
(Cost $110,909,354)		$130,657,750

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.3)%		(6,611,846)

NET ASSETS – 100.0%		$124,045,904

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	3	March 2014	$348,420	$13,630

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in unaffiliated issuers, at value (cost $101,114,269)(a)	$120,862,665
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	9,795,085
Cash	3,241,524
Receivables:
Dividends	96,512
Reimbursement from investment adviser	36,233
Securities lending income	28,413
Fund shares sold	6,084
Variation margin on certain derivative contracts	1,440
Other assets	25,385
Total assets	134,093,341

Liabilities:
Payables:
Payable upon return of securities loaned	9,795,085
Amounts owed to affiliates	79,670
Fund shares redeemed	62,301
Accrued expenses	110,381
Total liabilities	10,047,437

Net Assets:
Paid-in capital	100,534,200
Undistributed net investment income	441,796
Accumulated net realized gain	3,307,882
Net unrealized gain	19,762,026
NET ASSETS	$124,045,904
Net Assets:
Institutional	$98,113,709
Service	25,932,195
Total Net Assets	$124,045,904
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,509,395
Service	1,728,834
Net asset value, offering and redemption price per share:
Institutional	$15.07
Service	15.00

(a) Includes loaned securities having a market value of $9,556,996.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:
Dividends	$1,528,048
Securities lending income — affiliated issuer	323,073
Total investment income	1,851,121

Expenses:
Management fees	873,556
Professional fees	76,805
Printing and mailing costs	67,334
Custody, accounting and administrative services	62,300
Distribution and Service fees — Service Class	62,018
Transfer Agent fees(a)	23,293
Trustee fees	17,886
Other	21,742
Total expenses	1,204,934
Less — expense reductions	(189,717)
Net expenses	1,015,217
NET INVESTMENT INCOME	835,904

Realized and unrealized gain (loss):
Net realized gain from:
Investments	26,224,016
Futures contracts	396,228
Net change in unrealized gain (loss) on:
Investments	7,446,391
Futures contracts	(27,019)
Net realized and unrealized gain	34,039,616
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,875,520

(a) Institutional and Service Shares had Transfer Agent fees of $18,332 and $4,961, respectively.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$835,904	$1,680,469
Net realized gain (includes payment by affiliate relating to certain investment transactions)	26,620,244	18,963,045
Net change in unrealized gain (loss)	7,419,372	(7,217,052)
Net increase in net assets resulting from operations	34,875,520	13,426,462

Distributions to shareholders:
From net investment income
Institutional Shares	(886,878)	(973,309)
Service Shares	(173,884)	(210,796)
From net realized gains
Institutional Shares	(11,194,690)	—
Service Shares	(2,979,013)	—
Total distributions to shareholders	(15,234,465)	(1,184,105)

From share transactions:
Proceeds from sales of shares	15,763,057	8,018,264
Reinvestment of distributions	15,234,465	1,184,105
Cost of shares redeemed	(32,227,693)	(26,738,222)
Net decrease in net assets resulting from share transactions	(1,230,171)	(17,535,853)
TOTAL INCREASE (DECREASE)	18,410,884	(5,293,496)

Net assets:

Beginning of year	105,635,020	110,928,516
End of year	$124,045,904	$105,635,020
Undistributed net investment income	$441,796	$905,623

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	$12.71	$0.11		$4.37		$4.48	$(0.16)	$(1.96)	$(2.12)	$15.07	35.62%		$98,114	0.82%	0.98%	0.77%		152%
2013 - Service	12.65	0.08		4.34		4.42	(0.11)	(1.96)	(2.07)	15.00	35.38		25,932	1.07	1.23	0.52		152
2012 - Institutional	11.40	0.19	(d)	1.27	(e)	1.46	(0.15)	—	(0.15)	12.71	12.79	(e)	82,961	0.81	0.97	1.55	(d)	95
2012 - Service	11.35	0.17	(d)	1.25	(e)	1.42	(0.12)	—	(0.12)	12.65	12.47	(e)	22,674	1.06	1.22	1.34	(d)	95
2011 - Institutional	11.42	0.06	(f)	0.02	(g)	0.08	(0.10)	—	(0.10)	11.40	0.67		87,956	0.83	0.99	0.55	(f)	33
2011 - Service	11.37	0.03	(f)	0.02	(g)	0.05	(0.07)	—	(0.07)	11.35	0.41		22,973	1.08	1.24	0.30	(f)	33
2010 - Institutional	8.82	0.08	(h)	2.58		2.66	(0.06)	—	(0.06)	11.42	30.12		106,646	0.85	0.97	0.82	(h)	63
2010 - Service	8.78	0.06	(h)	2.56		2.62	(0.03)	—	(0.03)	11.37	29.86		27,428	1.10	1.22	0.58	(h)	63
2009 - Institutional	6.98	0.08	(i)	1.85		1.93	(0.09)	—	(0.09)	8.82	27.67		95,334	0.86	1.02	1.03	(i)	212
2009 - Service	6.96	0.07	(i)	1.83		1.90	(0.08)	—	(0.08)	8.78	27.26		23,291	1.11	1.27	0.83	(i)	212

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(g)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(h)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.43% of average net assets.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$120,862,665	$—	$—
Securities Lending Reinvestment Vehicle	9,795,085	—	—
Total	$130,657,750	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$13,630	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets
Equity	Variation margin on certain derivative contracts	$13,630	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$396,228	$(27,019)	10

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rate before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2013, GSAM waived $58,239 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2013, GSAM reimbursed $128,135 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2013, custody fee credits were $3,343.

As of December 31, 2013, the amounts owed to affiliates of the Fund were $72,192, $5,416, and $2,062 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $226 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were $171,063,353 and $185,937,698, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7.    SECURITIES LENDING (continued)

on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Goldman Sachs Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At December 31, 2013, the Fund’s loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions
Total gross amount presented in Statement of Assets and liabilities	$9,556,996
Cash Collateral offsetting	(9,556,996)
Net amount(1)	$—

(1)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the fiscal year ended December 31, 2013, are reported under Investment Income on the Statement of Operations. A portion of this amount, $100,351, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2013, GSAL earned $35,871 in fees as securities lending agent.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2013:

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
6,912,300	65,917,743	(63,034,958)	9,795,085	$9,795,085

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2013 was as follows:

	2012	2013
Distributions paid from:
Ordinary income	$1,184,105	$1,762,746
Net long-term capital gains	—	13,471,719
Total taxable distributions	$1,184,105	$15,234,465

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,657,763
Undistributed long-term capital gains	2,188,119
Total undistributed earnings	$3,845,882
Timing differences (Relating to REITs and BDC adjustments)	8,482
Unrealized gains — net	19,657,340
Total accumulated gains — net	$23,511,704

The Fund utilized $7,953,524 of capital losses in the current fiscal year.

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$111,000,410
Gross unrealized gain	21,771,104
Gross unrealized loss	(2,113,764)
Net unrealized security gain	$19,657,340

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, differences in the tax treatment of underlying fund investments, real estate investment trust investments, and passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $238,969 from undistributed net investment income to accumulated net realized gain(loss). This reclassification has no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of partnership investments, underlying fund investments, and real estate investment trust investments.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

8.    TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.     INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.     SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,027,098	$15,552,232	620,226	$7,785,373
Reinvestment of distributions	822,995	12,081,568	77,554	973,309
Shares redeemed	(1,870,005)	(27,808,623)	(1,884,899)	(23,416,189)
	(19,912)	(174,823)	(1,187,119)	(14,657,507)
Service Shares
Shares sold	14,725	210,825	18,946	232,891
Reinvestment of distributions	215,804	3,152,897	16,864	210,796
Shares redeemed	(293,595)	(4,419,070)	(267,680)	(3,322,033)
	(63,066)	(1,055,348)	(231,870)	(2,878,346)
NET DECREASE	(82,978)	$(1,230,171)	(1,418,989)	$(17,535,853)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Equity Fund (the “Fund”), a fund of Goldman Sachs Variable Insurace Trust, at December 31, 2013 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional
Actual	$1,000	$1,183.10		$4.51
Hypothetical 5% return	1,000	1,021.07	+	4.18
Service
Actual	1,000	1,181.90		5.88
Hypothetical 5% return	1,000	1,019.81	+	5.45

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.82% and 1.07% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2013, 56.39% of the dividends paid from net investment company taxable income by the Structured Small Cap Equity Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured Small Cap Equity Fund designates $13,471,719 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2013.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, 2013 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

© 2014 Goldman Sachs. All rights reserved.

VITSCAR14/121750.MF.MED.TMPL/2/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured U.S. Equity Fund

Annual Report

December 31, 2013

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund’s* (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 37.52% and 37.23%, respectively. These returns compare to the 32.39% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 32.39% during the Reporting Period, breaking all-time records and enjoying a strong finish to a fifth straight year of gains.

The U.S. equity market focused much of the Reporting Period on the Federal Reserve (the “Fed”), following Fed Chair Bernanke’s announcement in mid-May 2013 that the central bank would soon begin to taper the pace of its quantitative easing asset purchases. The rally in the U.S. equity market during the first several months of 2013 came to a virtual halt with this announcement. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering its asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Importantly, more robust consumption accounted for most of the upward revision. Strong and seemingly sustained momentum in the housing market was one of the biggest drivers of improved sentiment on the economy. The labor market also improved late in the year, with the unemployment rate dropping to 6.7% by December 2013. Amidst this better economic news, the S&P® 500 Index made record highs in December 2013. Indeed, the S&P® 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P® 500 Index closed the year with a new high was in 1999.

For the Reporting Period overall, all ten sectors within the S&P® 500 Index posted double-digit gains. Consumer discretionary, health care and industrials were the best performers in terms of total return, as investors repositioned for economic growth. Conversely, telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors, though, as indicated, each still generated positive double-digit returns.

*	Effective at the close of business April 30, 2014, the Goldman Sachs VIT Structured U.S. Equity Fund will be renamed the Goldman Sachs VIT U.S. Equity Insights Fund.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

All segments of the U.S. equity market advanced robustly during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the S&P 500 Index during the Reporting Period. Our stock selection and quantitative model’s investment themes added to relative performance overall.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment—had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. We believe that the variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to the Fund’s relative performance. The Momentum theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Quality and Valuation. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme assesses both firm and financial quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The Fund’s Profitability, Management and Sentiment themes detracted. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company managements. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the industrials, consumer staples and financials sectors made the biggest positive contribution to the Fund’s results relative to its benchmark index. Partially offsetting these contributors was stock selection in the energy, telecommunication services and information technology sectors, which detracted most from the Fund’s results relative to the S&P 500 Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in biopharmaceutical company Celgene, specialty electronic game and entertainment software retailer GameStop and personal care products direct selling company Nu Skin Enterprises. The Fund was overweight Celgene given our positive views on Valuation and Sentiment. We chose to overweight GameStop due to our positive views on Quality and Valuation. The overweight in Nu Skin Enterprises was the result of our positive views on Quality and Profitability.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in specialty pharmaceuticals company Allergan, energy refiner Valero Energy and general merchandise discount retailer Target. The Fund had an overweight position in Allergan due to our positive views on Profitability and Sentiment. The Fund was overweight Valero Energy and Target because of our positive views on Valuation and Quality.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first quarter of 2013, we implemented enhancements to three of our investment themes—Momentum, Sentiment and Quality. In the U.S. model, we applied a new price momentum timing insight, which had been previously introduced in other regions. The enhancement aims to capture price momentum in the markets while including a component of timing. Our research finds that including a timing signal can improve the risk-adjusted returns of the U.S. momentum strategy and can significantly mitigate drawdown risk. We also implemented an enhancement to our stock selection process in the U.S. model, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. Finally, we expanded the Sentiment theme by incorporating elements of behavioral economics and prospect theory to identify structural misvaluations within equities.

During the second quarter of 2013, we implemented enhancements to our Valuation theme through the introduction of more industry specific models, including a model tailored to the banking industry. We believe these industry specific models should allow us to capture industry-specific dynamics and local knowledge while retaining our systematic approach.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

In the third quarter of 2013, we implemented an enhancement to our Sentiment theme to incorporate analyst views and stock recommendations. We use natural language processing to analyze hundreds of research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding. Additionally, analysts tend to reflect their evolving views in the body of their report prior to changing their official recommendations, and by reading the full text, we gain insight into the direction of future ratings changes.

In the fourth quarter of 2013, we implemented an enhancement to our Profitability theme to incorporate cash returns on capital invested, or what are known as CROCI metrics. We believe this additional metric may further help us to select companies that efficiently reinvest and grow earnings.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2013, the Fund was overweight the health care, consumer discretionary, materials and industrials sectors relative to the S&P 500 Index. The Fund was underweight utilities, consumer staples, financials and energy and was rather neutrally weighted in information technology and telecommunication services compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum should likely outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive, as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

5

FUND BASICS

Structured U.S. Equity Fund

as of December 31, 2013

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	37.52%	17.48%	6.72%	5.09%	02/13/98
Service	37.23	17.23	N/A	5.19	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.64%	0.72%
Service	0.85	0.97

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/133

Holding	% of Net Assets	Line of Business
Google, Inc. Class A	2.9%	Software & Services
Johnson & Johnson	2.6	Pharmaceuticals, Biotechnology & Life Sciences
Apple, Inc.	2.4	Technology Hardware & Equipment
Wells Fargo & Co.	2.3	Banks
Pfizer, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	1.9	Capital Goods
Comcast Corp. Class A	1.8	Media
Exxon Mobil Corp.	1.7	Energy
Visa, Inc. Class A	1.7	Software & Services
Merck & Co., Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top ten holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at December 31, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	37.52%	17.48%	6.72%	5.09%
Service (Commenced January 9, 2006)	37.23%	17.23%	N/A	5.19%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 97.6%
Automobiles & Components – 1.2%
103,428	Johnson Controls, Inc.	$5,305,856

Banks – 4.7%
70,386	The PNC Financial Services Group, Inc.	5,460,546
120,763	U.S. Bancorp	4,878,825
223,291	Wells Fargo & Co.	10,137,412

		20,476,783

Capital Goods – 7.2%
38,422	Danaher Corp.	2,966,178
3,864	Emerson Electric Co.	271,175
291,293	General Electric Co.	8,164,943
63,211	Illinois Tool Works, Inc.	5,314,781
12,321	Northrop Grumman Corp.	1,412,110
20,686	Raytheon Co.	1,876,220
50,069	The Boeing Co.	6,833,918
33,723	United Technologies Corp.	3,837,677
6,443	WABCO Holdings, Inc.*	601,841

		31,278,843

Commercial & Professional Services – 0.8%
39,855	Manpowergroup, Inc.	3,421,950

Consumer Durables & Apparel – 2.4%
11,197	Fossil Group, Inc.*	1,342,968
57,821	Garmin Ltd.(a)	2,672,487
73,660	NIKE, Inc. Class B	5,792,622
25,997	PulteGroup, Inc.	529,559

		10,337,636

Consumer Services – 0.9%
49,596	Apollo Education Group, Inc. Class A*	1,354,963
6,784	Las Vegas Sands Corp.	535,054
11,184	Wynn Resorts Ltd.	2,172,044

		4,062,061

Diversified Financials – 5.9%
31,598	Ameriprise Financial, Inc.	3,635,350
199,757	Bank of America Corp.	3,110,216
71,460	Capital One Financial Corp.	5,474,551
126,569	Citigroup, Inc.	6,595,511
26,186	JPMorgan Chase & Co.	1,531,357
34,594	Morgan Stanley	1,084,868
55,011	SEI Investments Co.	1,910,532
92,699	The Charles Schwab Corp.	2,410,174

		25,752,559

Energy – 9.0%
10,805	Anadarko Petroleum Corp.	857,052
68,764	Baker Hughes, Inc.	3,799,899
16,817	Chevron Corp.	2,100,611
93,500	ConocoPhillips	6,605,775
724	Core Laboratories NV	138,248
4,179	Devon Energy Corp.	258,555
27,970	EOG Resources, Inc.	4,694,485

Common Stocks – (continued)
Energy – (continued)
73,857	Exxon Mobil Corp.	$7,474,328
53,579	Hess Corp.	4,447,057
67,416	Occidental Petroleum Corp.	6,411,262
26,045	Phillips 66	2,008,851

		38,796,123

Food & Staples Retailing – 1.6%
10,945	Costco Wholesale Corp.	1,302,565
2,410	CVS Caremark Corp.	172,484
3,114	The Kroger Co.	123,096
96,191	Walgreen Co.	5,525,211

		7,123,356

Food, Beverage & Tobacco – 4.8%
129,793	Altria Group, Inc.	4,982,754
115,168	Archer-Daniels-Midland Co.	4,998,291
27,524	Bunge Ltd.	2,259,996
27,197	Kraft Foods Group, Inc.	1,466,462
45,870	Philip Morris International, Inc.	3,996,653
92,807	Tyson Foods, Inc. Class A	3,105,322

		20,809,478

Health Care Equipment & Services – 5.6%
148,493	Abbott Laboratories	5,691,737
19,807	AmerisourceBergen Corp.	1,392,630
403,709	Boston Scientific Corp.*	4,852,582
72,672	Cardinal Health, Inc.	4,855,216
10,207	McKesson Corp.	1,647,410
99,569	Medtronic, Inc.	5,714,265
2,585	WellPoint, Inc.	238,828

		24,392,668

Household & Personal Products – 0.4%
20,498	The Procter & Gamble Co.	1,668,742

Insurance – 0.3%
11,084	Berkshire Hathaway, Inc. Class B*	1,314,119

Materials – 5.2%
1,773	Eastman Chemical Co.	143,081
58,774	LyondellBasell Industries NV Class A	4,718,377
8,969	Packaging Corp. of America	567,558
26,875	PPG Industries, Inc.	5,097,113
41,944	Reliance Steel & Aluminum Co.	3,181,033
69,571	Steel Dynamics, Inc.	1,359,417
91,976	The Dow Chemical Co.	4,083,734
18,621	The Sherwin-Williams Co.	3,416,954

		22,567,267

Media – 3.1%
157,224	Comcast Corp. Class A	7,987,297
39,777	DIRECTV*	2,748,193
29,669	Viacom, Inc. Class B	2,591,290

		13,326,780

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 10.4%
37,209	AbbVie, Inc.	$1,965,007
5,378	Biogen Idec, Inc.*	1,504,496
36,995	Celgene Corp.*	6,250,675
86,510	Gilead Sciences, Inc.*	6,501,227
121,321	Johnson & Johnson	11,111,790
139,343	Merck & Co., Inc.	6,974,117
315,042	Pfizer, Inc.	9,649,737
8,903	United Therapeutics Corp.*	1,006,751

		44,963,800

Real Estate – 2.4%
99,580	CBRE Group, Inc. Class A*	2,618,954
23,338	Public Storage (REIT)	3,512,836
83,996	Realogy Holdings Corp.*	4,155,282

		10,287,072

Retailing – 7.4%
10,033	Amazon.com, Inc.*	4,001,060
9,956	AutoZone, Inc.*	4,758,371
79,917	GameStop Corp. Class A	3,936,711
111,992	Lowe’s Companies, Inc.	5,549,204
225,651	Staples, Inc.	3,585,594
81,100	Target Corp.	5,131,197
60,737	The Home Depot, Inc.	5,001,085

		31,963,222

Semiconductors & Semiconductor Equipment – 2.6%
53,075	Broadcom Corp. Class A	1,573,674
5,745	First Solar, Inc.*	313,907
27,658	Intel Corp.	718,002
14,833	Lam Research Corp.*	807,657
76,053	Maxim Integrated Products, Inc.	2,122,639
129,963	Texas Instruments, Inc.	5,706,675

		11,242,554

Software & Services – 8.8%
79,147	eBay, Inc.*	4,344,379
18,661	Electronic Arts, Inc.*	428,083
11,347	Google, Inc. Class A*	12,716,696
3,609	International Business Machines Corp.	676,940
8,065	Mastercard, Inc. Class A	6,737,985
92,650	Microsoft Corp.	3,467,889
63,156	Oracle Corp.	2,416,349
33,498	Visa, Inc. Class A	7,459,335

		38,247,656

Technology Hardware & Equipment – 7.6%
18,372	Apple, Inc.	10,308,713
114,925	Corning, Inc.	2,047,964
91,200	Flextronics International Ltd.*	708,624
2,509	Harris Corp.	175,153
190,807	Hewlett-Packard Co.	5,338,780
56,296	QUALCOMM, Inc.	4,179,978
82,121	TE Connectivity Ltd.	4,525,688

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
9,010	Western Digital Corp.	$755,939
393,817	Xerox Corp.	4,792,753

		32,833,592

Telecommunication Services – 1.5%
16,870	AT&T, Inc.	593,149
115,680	Verizon Communications, Inc.	5,684,515

		6,277,664

Transportation – 3.8%
37,508	Alaska Air Group, Inc.	2,751,962
165,744	Delta Air Lines, Inc.	4,552,988
140,647	Southwest Airlines Co.	2,649,789
60,632	United Parcel Service, Inc. Class B	6,371,211

		16,325,950

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $375,867,302)		$422,775,731

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 0.5%
Goldman Sachs Financial Square Money Market Fund — FST Shares
2,368,400	0.027%	$2,368,400
(Cost $2,368,400)

TOTAL INVESTMENTS – 98.1%
(Cost $378,235,702)		$425,144,131

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		8,193,445

NET ASSETS – 100.0%		$433,337,576

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments in unaffiliated issuers, at value (cost $375,867,302)(a)	$422,775,731
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,368,400
Cash	12,271,324
Receivables:
Dividends	605,510
Fund shares sold	218,882
Due from custodian	33,750
Reimbursement from investment adviser	29,384
Securities lending income	1,259
Other assets	90,162
Total assets	438,394,402

Liabilities:
Payables:
Payable upon return of securities loaned	2,368,400
Fund shares redeemed	1,649,415
Amounts owed to affiliates	253,882
Accrued expenses and other liabilities	785,129
Total liabilities	5,056,826

Net Assets:
Paid-in capital	426,640,979
Undistributed net investment income	1,221,302
Accumulated net realized loss	(41,433,134)
Net unrealized gain	46,908,429
NET ASSETS	$433,337,576
Net Assets:
Institutional	$307,589,438
Service	125,748,138
Total Net Assets	$433,337,576
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	18,621,787
Service	7,596,826
Net asset value, offering and redemption price per share:
Institutional	$16.52
Service	16.55

(a) Includes loaned securities having a market value of $2,291,024.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2013

Investment income:
Dividends (net of foreign taxes withheld of $5,324)	$7,988,866
Securities lending income — affiliated issuer	68,153
Total investment income	8,057,019

Expenses:
Management fees	2,487,552
Distribution and Service fees — Service Class	282,282
Transfer Agent fees(a)	80,237
Professional fees	79,399
Printing and mailing costs	77,095
Custody, accounting and administrative services	61,601
Trustee fees	18,473
Other	56,043
Total expenses	3,142,682
Less — expense reductions	(304,744)
Net expenses	2,837,938
NET INVESTMENT INCOME	5,219,081

Realized and unrealized gain:
Net realized gain from:
Investments	112,289,621
Futures contracts	883,398
Net change in unrealized gain on:
Investments	8,432,370
Futures contracts	34,739
Net realized and unrealized gain	121,640,128
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,859,209

(a) Institutional and Service Shares had Transfer Agent fees of $57,656 and $22,581, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

From operations:
Net investment income	$5,219,081	$6,247,909
Net realized gain (includes payment by affiliate relating to certain investment transactions)	113,173,019	57,069,546
Net change in unrealized gain (loss)	8,467,109	(12,263,199)
Net increase in net assets resulting from operations	126,859,209	51,054,256

Distributions to shareholders:
From net investment income
Institutional Shares	(3,187,605)	(4,750,506)
Service Shares	(1,011,074)	(1,549,712)
Total distributions to shareholders	(4,198,679)	(6,300,218)

From share transactions:
Proceeds from sales of shares	12,878,351	6,578,493
Reinvestment of distributions	4,198,679	6,300,218
Cost of shares redeemed	(69,050,920)	(68,247,499)
Net decrease in net assets resulting from share transactions	(51,973,890)	(55,368,788)
TOTAL INCREASE (DECREASE)	70,686,640	(10,614,750)

Net assets:

Beginning of year	362,650,936	373,265,686
End of year	$433,337,576	$362,650,936
Undistributed net investment income	$1,221,302	$543,243

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	$12.14	$0.20		$4.35		$4.55	$(0.17)	$16.52	37.52%		$307,589	0.65%	0.71%	1.36%		207%
2013 - Service	12.16	0.17		4.35		4.52	(0.13)	16.55	37.23		125,748	0.86	0.96	1.15		207
2012 - Institutional	10.80	0.20		1.36	(d)	1.56	(0.22)	12.14	14.42	(d)	262,759	0.64	0.72	1.71		134
2012 - Service	10.82	0.18		1.35	(d)	1.53	(0.19)	12.16	14.10	(d)	99,892	0.85	0.97	1.51		134
2011 - Institutional	10.57	0.18	(e)	0.25		0.43	(0.20)	10.80	4.05		273,555	0.64	0.70	1.69	(e)	51
2011 - Service	10.58	0.16	(e)	0.25		0.41	(0.17)	10.82	3.90		99,711	0.85	0.95	1.48	(e)	51
2010 - Institutional	9.50	0.14		1.08		1.22	(0.15)	10.57	12.84		319,948	0.64	0.70	1.45		38
2010 - Service	9.51	0.12		1.08		1.20	(0.13)	10.58	12.60		111,171	0.85	0.95	1.25		38
2009 - Institutional	7.99	0.15		1.54		1.69	(0.18)	9.50	21.15		340,536	0.68	0.72	1.75		136
2009 - Service	8.00	0.13		1.54		1.67	(0.16)	9.51	20.89		112,530	0.89	0.97	1.53		136

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%, respectively.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements

December 31, 2013

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$422,775,731	$—	$—
Securities Lending Reinvestment Vehicle	2,368,400	—	—
Total	$425,144,131	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

4.    INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$883,398	$34,739	34

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 30, 2014, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2013, Goldman Sachs waived $45,166 in distribution and service fees for the Fund’s Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2013, GSAM reimbursed $249,204 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2013, custody fee credits were $10,374.

As of December 31, 2013, the amounts owed to affiliates of the Fund were $224,740, $21,893, and $7,249 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of December 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $590 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were $804,215,969 and $856,758,032, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund, may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Goldman Sachs Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

7.    SECURITIES LENDING (continued)

instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At December 31, 2013, the Fund’s loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions
Total gross amount presented in Statement of Assets and Liabilities	$2,291,024
Cash Collateral offsetting	(2,291,024)
Net amount(1)	$—

(1)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2013, is reported under Investment Income on the Statement of Operations. A portion of this amount, $18,664, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2013, GSAL earned $7,560 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2013:

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
3,848,500	66,378,546	(67,858,646)	2,368,400	$2,368,400

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2013 was as follows:

	2012	2013
Distributions paid from ordinary income	$6,300,218	$4,198,679

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8.    TAX INFORMATION (continued)

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,219,631
Capital loss carryforwards:(1)
Expiring 2017	(41,411,824)
Unrealized gains — net	46,888,790
Total accumulated gains — net	$6,696,597

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $113,114,340 of capital losses in the current fiscal year.

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$378,255,341
Gross unrealized gain	48,544,056
Gross unrealized loss	(1,655,266)
Net unrealized security gain	$46,888,790

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $342,343 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and result from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain participating insurance companies accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2013

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	288,409	$4,211,774	323,842	$3,824,620
Reinvestment of distributions	196,645	3,187,605	389,067	4,750,506
Shares redeemed	(3,514,097)	(50,743,649)	(4,386,993)	(52,057,770)
	(3,029,043)	(43,344,270)	(3,674,084)	(43,482,644)
Service Shares
Shares sold	579,473	8,666,577	233,357	2,753,873
Reinvestment of distributions	62,258	1,011,074	126,714	1,549,712
Shares redeemed	(1,260,063)	(18,307,271)	(1,362,510)	(16,189,729)
	(618,332)	(8,629,620)	(1,002,439)	(11,886,144)
NET DECREASE	(3,647,375)	$(51,973,890)	(4,676,523)	$(55,368,788)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Institutional
Actual	$1,000	$1,189.10		$3.59
Hypothetical 5% return	1,000	1,021.93	+	3.31
Service
Actual	1,000	1,187.70		4.74
Hypothetical 5% return	1,000	1,020.87	+	4.38

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.65% and 0.86% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	595,072,982.398	0	21,809,485.545	0
Joseph P. LoRusso	594,397,398.368	0	22,485,069.575	0
Herbert J. Markley	594,538,387.643	0	22,344,080.300	0
James A. McNamara	593,795,618.487	0	23,086,849.456	0
Roy W. Templin	595,111,883.223	0	21,770,584.720	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Trust (“GST”). As of December 31, 2013, GST consisted of 93 portfolios (84 of which offered shares to the public); the Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2013, 100% of the dividends paid from net investment company taxable income by the Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

© 2014 Goldman Sachs. All rights reserved.

VITUSAR14/121742.MF.MED.TMPL/2/2014

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2013	2012	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$27,480	$367,702	Financial statement audits.
Audit-Related Fees
PwC	$10,000	$—	Other attest services.
Tax Fees
PwC	$93,870	$82,875	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2013	2012	Description of Services Rendered
Audit-Related Fees
PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2013 and December 31, 2012 by PwC were approximately $103,840 and $82,875, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 by PwC were approximately $10.0 million and $11.6 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2013.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 28, 2014

/s/ Scott McHugh
By: Scott McHugh
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 28, 2014